As filed with the SEC on ____________.                  Registration No. 2-89780

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 33


                                   ----------

                            PRUCO LIFE OF NEW JERSEY
                          VARIABLE APPRECIABLE ACCOUNT
                           (Exact Name of Registrant)

                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                               (Name of Depositor)

                              213 Washington Street
                          Newark, New Jersey 07102-2992
                                 (800) 778-2255
          (Address and telephone number of principal executive offices)

                                   ----------

                                Thomas C. Castano
                               Assistant Secretary
                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                     (Name and address of agent for service)

                                    Copy to:
                                Jeffrey C. Martin
                                 Shea & Gardner
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

                                   ----------

It is proposed that this filing will become effective (check appropriate space):

      |_|   immediately upon filing pursuant to paragraph (b) of Rule 485

      |X|   on May 1, 2003 pursuant to paragraph (b) of Rule 485
                 (date)

      |_|   60 days after filing pursuant to paragraph (a)(1) of Rule 485

      |_|   on ___________ pursuant to paragraph (a)(1) of Rule 485
                 (date)

|X| This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PROSPECTUS
May 1, 2003


PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT

Variable
APPRECIABLE
LIFE(R)
INSURANCE CONTRACTS

As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale.

This prospectus describes two forms of an individual variable life insurance contract (the "Contract") offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our") under the name Variable Appreciable Life(R) Insurance.

You may choose to invest your Contract's premiums and its earnings in one or more of the following ways:

o Invest your Contract's premiums and its earnings in one or more of 13 available variable investment options of the Pruco Life of New Jersey Variable Appreciable Account (the "Account"), each of which invests in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"):

Conservative Balanced     Government Income      Natural Resources
Diversified Bond          High Yield Bond        Small Capitalization Stock
Equity                          Jennison         Stock Index
Flexible Managed          Money Market           Value
Global

o     Invest in the fixed rate option, which pays a guaranteed interest rate.

o Invest in the Pruco Life of New Jersey Variable Contract Real Property Account (the "Real Property Account").

Please Read this Prospectus. Please read this prospectus and keep it for future reference. A current prospectus for the Real Property Account accompanies this prospectus. These prospectuses contain important information about the available variable investment options. Please read these prospectuses and keep them for future reference.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved of these securities or determined if this contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

The Contract may have been purchased through registered representatives located in banks and other financial institutions. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency and may lose value. An investment is also not a condition to the provision or term of any banking service or activity. The participating bank is not a registered broker-dealer and is not affiliated with Pruco Securities Corporation.

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                            Telephone: (800) 778-2255

Appreciable Life is a registered mark of Prudential.

                               PROSPECTUS CONTENTS

                                                                                    Page
SUMMARY OF CHARGES AND EXPENSES ...................................................    1
   Expenses other than Portfolio Expenses .........................................    1
   Portfolio Expenses .............................................................    3

SUMMARY OF THE CONTRACTAND CONTRACT BENEFITS ......................................    4
   Brief Description of the Contract ..............................................    4
   Types of Death Benefit Available Under the Contract ............................    4
   Death Benefit Guarantee ........................................................    4
   The Contract Fund ..............................................................    5
   Tabular Contract Fund ..........................................................    5
   Premium Payments ...............................................................    5
   Allocation of Premiums .........................................................    5
   Investment Choices .............................................................    6
   Transfers Among Investment Options .............................................    6
   Increasing or Decreasing Face Amount ...........................................    6
   Access to Contract Values ......................................................    6
   Contract Loans .................................................................    7
   Canceling the Contract .........................................................    7

SUMMARY OF CONTRACT RISKS .........................................................    7
   Contract Values are not Guaranteed .............................................    7
   Increase in Charges ............................................................    7
   Contract Lapse .................................................................    7
   Risks Involved with Using the Contract as a Short-Term Savings Vehicle .........    8
   Risks of Taking Withdrawals ....................................................    8
   Limitations on Transfers .......................................................    8
   Limitations and Charges on Surrender of the Contract ...........................    9
   Risks of Taking a Contract Loan ................................................    9
   Tax Consequences of Buying this Contract .......................................    9

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS ..................   10
   Risks Associated with the Variable Investment Options ..........................   10
   Learn More about the Variable Investment Options ...............................   10

GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES ........   10
   Pruco Life Insurance Company of New Jersey .....................................   10
   Pruco Life of New Jersey Variable Appreciable Account ..........................   11
   The Prudential Series Fund, Inc. ...............................................   11
   Voting Rights ..................................................................   13
   Substitution of Portfolios .....................................................   14
   The Fixed Rate Option ..........................................................   14
   The Pruco Life of New Jersey Variable Contract Real Property Account ...........   14

CHARGES AND EXPENSES ..............................................................   14
   Sales Load Charges .............................................................   15
   Surrender Charges ..............................................................   16
   Cost of Insurance ..............................................................   16
   Deduction from Premiums ........................................................   17
   Taxes Attributable to Premiums .................................................   17
   Monthly Deductions from the Contract Fund ......................................   17
   Daily Charge ...................................................................   18
   Transaction Charges ............................................................   18
   Portfolio Charges ..............................................................   18
   Rider Charges ..................................................................   18

PERSONS HAVING RIGHTS UNDER THE CONTRACT ..........................................   18
   Contract Owner .................................................................   18

   Beneficiary ....................................................................   18

OTHER GENERAL CONTRACT PROVISIONS .................................................   19
   Assignment .....................................................................   19
   Incontestability ...............................................................   19
   Misstatement of Age or Sex .....................................................   19
   Settlement Options .............................................................   19
   Suicide Exclusion ..............................................................   19

RIDERS ............................................................................   19

PREMIUMS ..........................................................................   21
   Allocation of Premiums .........................................................   23
   When a Contract Becomes Paid-Up ................................................   23
   Transfers ......................................................................   23
   Dollar Cost Averaging ..........................................................   24

DEATH BENEFITS ....................................................................   25
   Contract Date ..................................................................   25
   When Proceeds Are Paid .........................................................   25
   Types of Death Benefit .........................................................   25
   How a Contract's Death Benefit Will Vary .......................................   26
   Decreases in Face Amount .......................................................   29

CONTRACT VALUES ...................................................................   29
   How a Contract's Cash Surrender Value Will Vary ................................   29
   Surrender of a Contract ........................................................   30
   Loans ..........................................................................   30
   Withdrawals ....................................................................   31

LAPSE AND REINSTATEMENT ...........................................................   32
   Options on Lapse ...............................................................   32

TAXES .............................................................................   33
   Tax Treatment of Contract Benefits .............................................   33
   Tax-Qualified Pension Plans ....................................................   35

LEGAL PROCEEDINGS .................................................................   35

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS ..   36

ADDITIONAL INFORMATION ............................................................   38

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS ..............................   39

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ......................   40

                         SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS on page 39 of this prospectus.


Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES, page 14.

The first table describes the maximum fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between investment options.



------------------------------------------------------------------------------------------------------------------
                                      Transaction and Optional Rider Fees
------------------------------------------------------------------------------------------------------------------
            Charge                          When Charge is Deducted                       Amount Deducted
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Premiums         Deducted from premium payment.               5% of premium payment.
(Load) (2)
------------------------------------------------------------------------------------------------------------------
Administrative Fee                       Deducted from premium payment.                         $2
------------------------------------------------------------------------------------------------------------------
Taxes Attributable to Premiums (1)      Deducted from premium payments.              2.5% of premium payments.
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge          Upon lapse, surrender, or decrease           45% of one scheduled annual
(Load) (2)                                 in basic insurance amount.                        premium.
------------------------------------------------------------------------------------------------------------------
Other Surrender Fees (2)               Upon lapse, surrender, or decrease        $5 per $1,000 of coverage amount.
                                           in basic insurance amount.
------------------------------------------------------------------------------------------------------------------
Withdrawal Fee                                  Upon withdrawal.                  The lesser of $15 or 2% of the
                                                                                        withdrawal amount.
------------------------------------------------------------------------------------------------------------------
Basic Insurance Amount Change Fee       When there is a change in basic                         $15.
                                               insurance amount.
------------------------------------------------------------------------------------------------------------------
Living Needs Benefit Fee                   When the benefit is paid.                           $150.
------------------------------------------------------------------------------------------------------------------

      (1) For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life of New Jersey.

      (2)   Duration of charge is limited. See, CHARGES AND EXPENSES page 14.

The second table describes the Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------
          Periodic Contract and Optional Rider Charges Other Than The Funds' Operating Expenses
-----------------------------------------------------------------------------------------------------------
              Charge                   When Charge is Deducted                  Amount Deducted
-----------------------------------------------------------------------------------------------------------
Cost of Insurance ("COI") for base             Monthly                 $0.06 to $83.34 Per $1,000 of Net
amount if insurance                                                             Amount of Risk.

Minimum and Maximum Charges
-----------------------------------------------------------------------------------------------------------
Initial COI for a representative               Monthly                 $0.15 per $1,000 of Net Amount at
Contract owner, male age 30 in the                                                   Risk.
preferred underwriting class, no
riders. (3)
-----------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Fees                 Daily                 0.60% of the amount of assets in the
                                                                         variable investment options.
-----------------------------------------------------------------------------------------------------------
Administrative Fee for basic                   Monthly                $2.50 plus $0.02 per $1,000 of basic
insurance amount                                                               insurance amount.
-----------------------------------------------------------------------------------------------------------
Net interest on loans (4)                     Annually                               1.5%
-----------------------------------------------------------------------------------------------------------
Guaranteed Death Benefit Fee for               Monthly                $0.01 per $1,000 of basic insurance
the basic insurance amount or an                                          amount or increase in basic
increase to the basic insurance                                                insurance amount.
amount.
-----------------------------------------------------------------------------------------------------------
Administrative Fee for an increase             Monthly                $0.02 per $1,000 of basic insurance
to basic insurance amount                                                           amount.
-----------------------------------------------------------------------------------------------------------
Level Premium Term Rider (1)                   Monthly               $0.16 to $7.91 per $1,000 of coverage.
-----------------------------------------------------------------------------------------------------------
Level Premium Term Rider                       Monthly                   $0.19 per $1,000 of coverage.
rate for a representative Contract
owner. (3)
-----------------------------------------------------------------------------------------------------------
Child Level Premium Term Rider (4)             Monthly                   $0.45 per $1,000 of insurance
                                                                                    amount.
-----------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider (1)             Monthly                   $0.04 to $0.64 per $1,000 of
                                                                                   coverage.
-----------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider                 Monthly                   $0.07 per $1,000 of coverage.
rate for a representative Contract
owner. (3)
-----------------------------------------------------------------------------------------------------------
Option to Purchase Additional                  Monthly                   $0.06 to $0.47 per $1,000 of
Insurance Rider (1)                                                    coverage, depending on issue age.
-----------------------------------------------------------------------------------------------------------
Option to Purchase Additional                  Monthly                   $0.17 per $1,000 of coverage.
Insurance Rider rate for a
representative Contract owner. (3)
-----------------------------------------------------------------------------------------------------------
Waiver of Premium Rider Charge (1)             Monthly                   $.008 to $0.21 per $1,000 of
                                                                                   coverage.
-----------------------------------------------------------------------------------------------------------
Waiver of Premium Rider Charge                 Monthly                   $0.07 per $1,000 of coverage.
rate for a representative Contract
owner. (3)
-----------------------------------------------------------------------------------------------------------
Applicant Waiver of Premium Rider              Monthly                 0.40% to 3.14% of the contract's
                                                                              applicable premium.
                                                                         Capped at $0.15 per $1,000 of
                                                                                   coverage.
-----------------------------------------------------------------------------------------------------------
Applicant Waiver of Premium Rider              Monthly                 0.7% of the contract's applicable
rate for a representative Contract                                    premium capped at $0.15 per $1,000
owner. (3)                                                                       of coverage.
-----------------------------------------------------------------------------------------------------------

      (1) The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.

      (2) For example, the highest COI rate is representative of an insured who is a male/female age 99. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

      (3) Representative of a male Contract owner age 30, in the preferred class underwriting class, and assuming no riders.

      (4)   Duration of charge is limited. See CHARGES AND EXPENSES page 14.

      (5) The maximum loan rate reflects the net difference between a loan with an effective annual interest rate of 5.5% and an effective annual interest credited equal to 4%. A loan with a variable loan interest rate may be charged a lower effective annual interest rate. See Loans, page 30.

Additional charges may be imposed for underwriting risks assessed at issue. Typically, these charges are imposed for the extra mortality risks due to occupation, avocation, or aviation.


Portfolio Expenses

This table describes the portfolio fees and expenses that you will pay periodically during the time you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios. More detail concerning portfolio fees and expenses is contained in the prospectus for the Series Fund.

---------------------------------------------------------------------------------------------------
                Total Annual Fund Operating Expenses (1)                      Minimum       Maximum
                                                                              ---------------------
(expenses that are deducted from the Fund's assets, including management
fees, distribution [and/or service] (12b-1) fees, and other expenses)          0.37%         0.82%
---------------------------------------------------------------------------------------------------

      (1)   Total Annual operating expense for Real Property Partnership is
            7.06%.


                             SUMMARY OF THE CONTRACT
                              AND CONTRACT BENEFITS

Brief Description of the Contract

The Contract is a form of variable universal life insurance. Our variable appreciable life insurance policy is a flexible form of variable universal life insurance. It has a death benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest premiums in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund, in the fixed rate option, or in the Real Property Account. Although the value of your Contract Fund will increase if there is favorable investment performance in the portfolios you select, investment returns in the portfolios are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. Within certain limits, the Contract will provide you with some flexibility in determining the amount and timing of your premium payments. The Contract has a Tabular Contract Fund that is designed to encourage the payment of premiums and the accumulation of cash value.

Types of Death Benefit Available Under the Contract

The death benefit is an important feature of the Contract. You may choose one of the following two forms of the Contract. They each have a different death benefit amount.

Contract Form A, level death benefit: The death benefit will generally be equal to the face amount of insurance. It can never be less than this amount. The death benefit remains fixed in amount (unless the Contract becomes paid-up) and only the cash surrender value will vary with investment experience. Under a newer version, sold in most jurisdictions beginning in September 1986, the death benefit may be increased to ensure that the Contract continues to satisfy the Internal Revenue Code's definition of life insurance.

Contract Form B, variable death benefit: The death benefit will increase and decrease as the amount of the Contract Fund varies with the investment performance of the selected options. However, the death benefit under Form B, as is true under Form A, will never be less than the initial face amount and it may also be increased to satisfy Internal Revenue Code requirements.

Throughout this prospectus the word "Contract" refers to both Form A and B unless specifically stated otherwise. Under both Form A and B Contracts there is no guaranteed minimum cash surrender value.

Death Benefit Guarantee

The Pruco Life of New Jersey Variable Appreciable Life Insurance Contract is a form of life insurance that provides much of the flexibility of variable universal life, however, with two important distinctions:


o Pruco Life of New Jersey guarantees that if the Scheduled Premiums are paid when due, or received within 61 days after the Scheduled Premiums are due (or missed premiums are paid later with interest), the Contract will not lapse because of unfavorable investment performance, and at least the face amount of insurance will be paid upon the death of the insured.


If all premiums are not paid when due (or not made up later), the Contract will still not lapse as long as the Contract Fund is higher than a stated amount set forth in the Contract. This amount is called the "Tabular Contract Fund", and it increases each year. In later years it becomes quite high. The Contract lapses when the Contract Fund falls below this stated amount, rather than when it drops to zero. This means that when a Variable Appreciable Life Contract lapses, it may still have considerable value and you may have a substantial incentive to reinstate it. If you choose otherwise, you may take, in one form or another, the cash surrender value.

The Contract Fund

Your net premiums are invested in one or more of the variable investment options that invest in portfolios of The Prudential Series Fund, allocated to the fixed rate option, or invested in the Real Property Account, as you instruct us. Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of your variable investment options; (2) interest credited on any amounts allocated to the fixed rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the variable investment options. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 14.

Tabular Contract Fund

The Tabular Contract Fund is designed to encourage the payment of premiums and the accumulation of cash value. Even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date.

The Tabular Contract Fund is a guideline representing the amount that would be in the contract fund if all scheduled premiums are paid on their due dates, there are no unscheduled premiums paid, there are no withdrawals, the investment options you have chosen earn exactly a uniform rate of return of 4% per year, and we have deducted the maximum mortality, sales load and expense charges.

Premium Payments

Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. Pruco Life of New Jersey guarantees that, if the Scheduled Premiums are paid when due (or if missed premiums are paid later, with interest) and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience. Your Contract may terminate if the Contract debt exceeds what the cash surrender value would be if there was no Contract debt. Pruco Life of New Jersey will notify you before the Contract is terminated and you may then repay all or enough of the loan to keep the Contract in-force. See Loans, page 30.

Your Scheduled Premium consists of two amounts:

o The initial amount is payable from the time you purchase your Contract until the Contract anniversary immediately following your 65th birthday or the Contract's tenth anniversary, whichever is later (the "Premium Change Date");

o The guaranteed maximum amount payable after the Premium Change Date. See PREMIUMS, page 21.

The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. See PREMIUMS, page 21, and Tax Treatment of Contract Benefits, page 33. Pruco Life of New Jersey will generally accept any premium payment of at least $25. You may be flexible with your premium payments depending on your contracts performance. If the contracts performance of the Contract is less favorable and the Contract Fund is less than the Tabular Contract Fund Value the Contract would go into default.

Allocation of Premiums

Before your premiums are allocated to your investment choices, we deduct a charge for taxes attributable to premiums. We also deduct a charge for collecting and processing premiums. For more detail, see CHARGES AND EXPENSES, page 14. The amount remaining after the deduction of these charges is called the net premium.

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. See Allocation of Premiums, on page 23.


Generally your initial net premium is applied to your contract as of the Contract date. If we do not receive your initial premium before the Contract date, we apply the initial premium to your Contract as of the end of the valuation period in which it is received in Good Order at a Home Office. Subsequent net premiums are applied to your contract as of the date of receipt in Good Order at a Home Office.

On the Contract date: (1) we deduct the charge for premium processing and the charge for taxes attributable to premiums from the initial premium; (2) we allocate the remainder of the initial premium to the variable investment options, the fixed rate option, or the Real Property Account according to your most current allocation request.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the 13 available variable investment options that invest in portfolios of The Prudential Series Fund. You may also invest in the fixed rate option and the Real Property Account. See The Prudential Series Fund, Inc., page 11, The Fixed Rate Option, page 14, and The Pruco Life of New Jersey Variable Contract Real Property Account, page 14. Subsequent net premiums are applied to your Contract as of the date of receipt at a Home Office.

Pruco Life of New Jersey may add additional variable investment options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract year, transfer amounts among the variable investment options, to the fixed rate option, or to the Real Property Account without charge. Certain restrictions apply when transferring funds from the fixed rate option into the variable investment options that invest in portfolios of The Prudential Series Fund or into the Real Property Account. See Transfers, page 23. Currently, you may make additional transfers with Pruco Life of New Jersey's consent without charge.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System.

We reserve the right to prohibit transfer requests we determine to be disruptive to the investment option or to the disadvantage of other contract owners.

In addition, you may use our dollar cost averaging feature. For additional information, please see Transfers, page 23, Dollar Cost Averaging, page 24.

Increasing or Decreasing Face Amount

Subject to state approval and underwriting requirements determined by Pruco Life of New Jersey, after the first Contract anniversary you may increase the amount of insurance by increasing the face amount of the Contract. An increase in face amount is similar to the purchase of a second Contract and must be at least $25,000. Other conditions must be met before we approve of an increase in face amount. See Increases in Face Amount, page 27.

You also have the additional option of decreasing the face amount of your Contract, without withdrawing any surrender value. The minimum permissible decrease is $10,000 and will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the Contract.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the basic insurance amount is either increased or decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33.

Access to Contract Values

A Contract may be surrendered for its cash surrender value (the Contract Fund minus any Contract debt and minus any applicable surrender charges) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life of New Jersey's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract, page 30, and Tax Treatment of Contract Benefits, page 33.

Under certain circumstances, you may withdraw a part of the Contract's cash surrender value without surrendering the Contract. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Withdrawals, page 31, and Tax Treatment of Contract Benefits, page 33.

Contract Loans

You may borrow money from us using your Contract as security for the loan. The maximum loan amount is equal to the sum of (1) 90% of the portion of the Contract Fund value attributable to the variable investment options, and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. The minimum loan amount you may borrow is $500. See Loans, page 30.


Canceling the Contract

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. In general, you will receive a refund of all premium payments made. However, if applicable law does not require a refund of all premium payments made, you will receive the greater of (1) the Contract Fund plus the amount of any charges that have been deducted or (2) all premium payments made. A Contract returned according to this provision shall be deemed void from the beginning.


                            SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, but may be entirely dependent on the investment performance of the variable investment options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct. Poor investment performance could cause your Contract to lapse and you could lose your insurance. However, Pruco Life of New Jersey guarantees that if Scheduled Premiums are paid when due and there are no withdrawals, the Contract will not lapse because of unfavorable investment experience.

The variable investment options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the fixed rate option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options, on page 10 and The Fixed Rate Option, on page 14.


Increase in Charges

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life of New Jersey is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.


Contract Lapse

If Scheduled Premiums are paid on or before each due date, or received within 61 days after the Scheduled Premiums are due, and there are no withdrawals or outstanding loans, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly Date is equal to or greater than the Tabular Contract Fund Value on the following Monthly Date. However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, we will notify you of the payment to prevent your Contract from lapsing. Your payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will lapse. If your Contract does lapse, it will still provide some benefits. See LAPSE AND REINSTATEMENT, on page 32. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions, on page 33.

Risks Involved with Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various financial planning purposes. Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance policy could play an important role in helping you to meet the future costs of a child's education. The Contract's Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the variable investment options you choose perform poorly, or if you do not pay sufficient premiums, your Contract may lapse or you may not accumulate the funds you need. Accessing the values in your Contract through withdrawals and Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions, on page 33.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

We may limit you to no more than four withdrawals in a Contract year. The amount withdrawn must be at least $2,000 under a Form A Contract and at least $500 under a Form B Contract. You may make a withdrawal only to the extent that the cash surrender value plus any Contract loan exceeds the applicable tabular cash surrender value. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $15 and; (b) 2% of the withdrawal amount. Withdrawal of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 33.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. Withdrawals under Form B (variable) Contracts, will not change the face amount of insurance. However, under a Type A (fixed) Contract, the withdrawal will cause a reduction in the face amount of insurance by no more than the amount of the withdrawal. A surrender charge may be deducted. See CHARGES AND EXPENSES, page 14. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a face amount of insurance of less than the minimum face amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 20. It is important to note, however, that if the face amount of insurance is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in face amount of insurance, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals, page 31, and Tax Treatment of Contract Benefits, page 33.

Limitations on Transfers

All or a portion of the amount credited to a variable investment option may be transferred to another variable investment option, the fixed rate option, or the Real Property Account up to four times in each Contract year at no charge. You may make additional transfers with Pruco Life of New Jersey's consent, also at no charge.

You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Generally, only one transfer from the fixed rate option is permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount you may transfer out of the fixed rate option each year is the greater of: (a) 25% of the amount in the fixed rate option; and
(b) $2,000.

Transfers from the Real Property Account to the other investment options available under the Contract are currently permitted only during the 30-day period beginning on the Contract anniversary. The maximum amount that may be transferred out of the Real Property Account each year is the greater of: (a) 50% of the amount invested in the Real Property Account or (b) $10,000. See the attached Real Property Account Prospectus.

We may modify your right to make transfers by restricting the number, timing and amount of transfers we find to be disruptive to the investment option or to the disadvantage of other contract owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

Limitations and Charges on Surrender of the Contract

You may surrender your Contract at any time. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits on page 33.

A Contract may be surrendered for its cash surrender value while the insured is living. We will assess a surrender charge if, during the first 10 Contract years (or 10 years from an increase in face amount of insurance), the Contract lapses, is surrendered, or the face amount of insurance is decreased (including as a result of a withdrawal). The surrender charge is determined by the primary annual premium amount. It is calculated as described in Surrender Charges on page 16. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal your Contract value. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 33.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if at any time the Contract Fund (which includes the loan) less any applicable surrender charges is less then the Tabular Contract Fund. If the Contract Fund lapses or is surrendered, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, page 33.


If your Contract Fund is less then your Contract debt your Contract will terminate 61 days after we notify you.


Tax Consequences of Buying this Contract

Your Policy is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the contract fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.


Current federal tax law generally excludes all death benefits from the gross income of the beneficiary of a life insurance policy. However, your death benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the policy value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans), in excess of premiums paid are treated as ordinary income.


Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract.

Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. For more information, see Tax Treatment of Contract Benefits, page 33.

                        SUMMARY OF RISKS ASSOCIATED WITH
                         THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of 13 available variable investment options of the Series Fund. You may also invest in the fixed rate option or the Real Property Account. The fixed rate option is the only investment option that offers a guaranteed rate of return. See The Prudential Series Fund, Inc., page 11, The Fixed Rate Option, page 14, and The Pruco Life of New Jersey Variable Contract Real Property Account, page 14.

Risks Associated with the Variable Investment Options

Each of the variable investment options is a subaccount of the Pruco Life of New Jersey Variable Appreciable Account other than the Real Property Account, which invests in the "Partnership". Each subaccount invests in Portfolio shares of the Series Fund which is registered under the Investment Company Act of 1940. Each subaccount, and the Real Property Account, holds its assets separate from the assets of the other investment options, and each investment option has its own investment objective and policies, which are described in this prospectus and the prospectuses for the Series Fund and the Real Property Account. The income, gains and losses of one investment option generally have no effect on the investment performance of any other. For an additional discussion of the portfolios of the Series Fund, please see The Prudential Series Fund, Inc. on page 11.

We do not promise that the variable investment options will meet their investment objectives. Amounts you have allocated to the variable investment options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the portfolios in which the subaccounts invest. You bear the investment risk that the variable investment options may not meet their investment objectives.

Learn More about the Variable Investment Options

Before allocation amounts to the variable investment options, you should read the current Series Fund and The Real Property Account prospectus for detailed information concerning their investment objectives and strategies, and their investment risks.

   GENERAL DESCRIPTIONS OF THE REGISTRANT, DEPOSITOR, AND PORTFOLIO COMPANIES

Pruco Life Insurance Company of New Jersey

The Contracts are issued by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company, organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey's principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Pruco Life of New Jersey Variable Appreciable Account

Pruco Life of New Jersey has established a separate account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life of New Jersey's other assets.

Pruco Life of New Jersey is the legal owner of the assets in the Account. Pruco Life of New Jersey will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contract. In addition to these assets, the Account's assets may include funds contributed by Pruco Life of New Jersey to commence operation of the Account and may include accumulations of the charges Pruco Life of New Jersey makes against the Account. From time to time these additional assets will be transferred to Pruco Life of New Jersey's general account. Pruco Life of New Jersey will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflects the Account's own investment experience and not the investment experience of Pruco Life of New Jersey's other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life of New Jersey conducts.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life of New Jersey.

Currently, you may invest in one or a combination of 13 available variable investment options, each of which is a subaccount of the Pruco Life of New Jersey Variable Appreciable Account. When you choose a subaccount, we purchase shares of a mutual fund or a separate investment series of a mutual fund that is held as an investment for that option. We hold these shares in the subaccount. Pruco Life of New Jersey may add additional variable investment options in the future. The Account's financial statements are available in the Statement of Additional Information to this prospectus.

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. (the "Series Fund") is registered under the 1940 Act as an open-end diversified management investment company. Its shares are currently sold only to separate accounts of Prudential and certain other insurers that offer variable life insurance and variable annuity contracts. On October 31, 1986, the Pruco Life of New Jersey Series Fund, Inc., an open-end diversified management investment company, which sold its shares only to separate accounts of Pruco Life and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), was merged into the Series Fund. Prior to that date, the Account invested only in shares of Pruco Life of New Jersey Series Fund, Inc. The Account will purchase and redeem shares from the Series Fund at net asset value. Shares will be redeemed to the extent necessary for Pruco Life of New Jersey to provide benefits under the Contract and to transfer assets from one subaccount to another, as requested by Contract owners. Any dividend or capital gain distribution received from a portfolio of the Series Fund will be reinvested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding subaccount.

The Series Fund has a separate prospectus that is provided with this prospectus. You should read the Series Fund prospectus before you decide to allocate assets to the Series Fund subaccounts. There is no assurance that the investment objectives of the Series Fund portfolios will be met.

Listed below are the available portfolios of the Series Fund, their investment objectives, and investment advisors:

o Conservative Balanced Portfolio: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Diversified Bond Portfolio: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio normally invests at least 80% of its investable assets in higher grade debt obligations and high quality money market investments.

o Equity Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks of major established corporations as well as smaller companies that we believe offer attractive prospects of appreciation.


o Flexible Managed Portfolio: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

o Global Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

o Government Income Portfolio: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio normally invests at least 80% of its investable assets in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities, and collateralized mortgage obligations.

o High Yield Bond Portfolio: The investment objective is a high total return. The Portfolio normally invests at least 80% if its investable assets in high yield/high risk debt securities.

o Jennison Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major, established corporations that we believe offer above-average growth prospects.


o Money Market Portfolio: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term money market instruments issued by the U.S. government or its agencies, as well as by corporations and banks, both domestic and foreign.


o Natural Resources Portfolio: The investment objective is long-term growth of capital. The Portfolio normally invests at least 80% of its investable assets in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

o Small Capitalization Stock Portfolio: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's Small Capitalization 600 Stock Index (the "S&P SmallCap 600 Index") by investing at least 80% of its investable assets in all or a representative sample of stocks in the S&P SmallCap 600 Index.

o Stock Index Portfolio: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") by investing at least 80% of its investable assets in S&P 500 stocks.

o Value Portfolio: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks that we believe are undervalued-those stocks that are trading below their underlying asset value, cash generating ability, and overall earnings and earnings growth.

Prudential Investments LLC ("PI"), an wholly-owned subsidiary of Prudential Financial, serves as the overall investment adviser for the Series Fund. PI will furnish investment advisory services in connection with the management of the Series Fund portfolios under a "manager-of-managers" approach. Under this structure, PI is authorized to select (with approval of the Series Fund's independent directors) one or more sub-advisers to handle the actual day-to-day investment management of each Portfolio. PI's business address is, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Prudential Investment Management, LLC. ("PIM"), a wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Conservative Balanced, the Diversified Bond, the Flexible Managed, the Government Income, the High Yield Bond, the Money Market, the Small Capitalization Stock the Stock Index Portfolios. PIM's business address is, Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

GE Asset Management Incorporated ("GEAM") serves as the sub-adviser to approximately 25% of the Equity Portfolio. GEAM's ultimate parent is General Electric Company. GEAM's business address is 3003 Summer Street, Stamford, Connecticut 06904.

Jennison Associates LLC ("Jennison"), also an indirect wholly-owned subsidiary of Prudential Financial, serves as the sole sub-adviser for the Global, the Jennison, the Natural Resources Portfolios. Jennison serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Jennison's business address is 466 Lexington Avenue, New York, New York 10017.

Salomon Brothers Asset Management, Inc. ("Salomon") serves as a sub-adviser for a portion of the assets of the Equity Portfolio. Salomon is a part of the global asset management arm of Citigroup, Inc. which was formed in 1998 as a result of the merger of Travelers Group and Citicorp, Inc. Salomon's business address is 125 Broad Street, New York, New York 10004.

As an investment adviser, PI charges the Series Fund a daily investment management fee as compensation for its services. PI pays each sub-adviser out of the fee that PI receives from the Series Fund. In addition to the investment management fee, each portfolio incurs certain expenses, such as accounting and custodian fees. See CHARGES AND EXPENSES, page 14.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual fund. Neither the companies that invest in the Series Fund nor the Series Fund currently foresees any such disadvantage. The Series Fund's Board of Directors intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Series Fund; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.


A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.


An affiliate of each of the Funds may compensate Pruco Life of New Jersey based upon an annual percentage of the average assets held in the Fund by Pruco Life of New Jersey under the Contracts. These percentages may vary by Fund and/or Portfolio, and reflect administrative and other services we provide.

Voting Rights

We are the legal owner of the shares in the Series Fund associated with the subaccounts. However, we vote the shares in the Series Fund according to voting instructions we receive from Contract owners. We will mail you a proxy, which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions and shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life of New Jersey to vote shares of the Series Fund in its own right, it may elect to do so.

Pruco Life of New Jersey may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the Series Fund's portfolios, or to approve or disapprove an investment advisory contract for the Series Fund. In addition, Pruco Life of New Jersey itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Series Fund's portfolios, provided that Pruco Life of New Jersey reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life of New Jersey does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

Substitution of Portfolios

Although Pruco Life of New Jersey believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Series Fund may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life of New Jersey may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

The Fixed Rate Option

Because of exemptive and exclusionary provisions, interests in the fixed rate option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the fixed rate option are not subject to the provisions of these Acts, and Pruco Life of New Jersey has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed rate option. Any inaccurate or misleading disclosure regarding the fixed rate option may, however, be subject to certain generally applicable provisions of federal securities laws.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to a fixed rate option. This amount becomes part of Pruco Life of New Jersey's general account. The general account consists of all assets owned by Pruco Life of New Jersey other than those in the Account and in other separate accounts that have been or may be established by Pruco Life of New Jersey. Subject to applicable law, Pruco Life of New Jersey has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life of New Jersey guarantees that the part of the Contract Fund allocated to the fixed rate option will accrue interest daily at an effective annual rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 4%. Pruco Life of New Jersey is not obligated to credit interest at a rate higher than an effective annual rate of 4%, although we may do so. Transfers from the fixed rate option are subject to strict limits. See Transfers, page 23. The payment of any cash surrender value attributable to the fixed rate option may be delayed up to six months. See When Proceeds are Paid, page 25.

The Pruco Life of New Jersey Variable Contract Real Property Account

The Real Property Account is a separate account of Pruco Life of New Jersey. This account, through a general partnership formed by Prudential and two of its wholly-owned subsidiaries, Pruco Life and Pruco Life of New Jersey, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotels, apartments or industrial properties. It also invests in mortgage loans and other real estate-related investments, including sale-leaseback transactions. It is not registered as an investment company under the 1940 Act and is therefore not subject to the same regulation as the Series Fund. The objectives of the Real Property Account and the Partnership are to preserve and protect capital, provide for compounding of income as a result of reinvestment of cash flow from investments, and provide for increases over time in the amount of such income through appreciation in the asset value.

The Partnership has entered into an investment management agreement Prudential Investment Management, Inc. ("PIM"), under which PIM selects the properties and other investments held by the Partnership. Prudential charges the Partnership a daily fee for investment management which amounts to 1.25% per year of the average daily gross assets of the Partnership.

A full description of the Real Property Account, its management, policies, restrictions, charges and expenses, investment risks, investment objectives, and all other aspects of the Real Property Account's and the Partnership's operations is contained in the attached prospectus for the Real Property Account. It should be read together with this prospectus by any Contract owner considering the real estate investment option. There is no assurance that the investment objectives of the Real Property Account will be met.

                              CHARGES AND EXPENSES

The total amount invested at any time in the Contract Fund consists of the sum of the amount credited to the variable investment options, the amount allocated to the fixed rate option, the amount allocated to the Real Property Account, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan. See Loans, page 30. Most charges, although not all, are made by reducing the Contract Fund.

Charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Charges for taxes attributable to premiums will be set at one rate for all contracts like this one. Changes in other factors will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.

This section provides a more detailed description of each charge that is described briefly in the chart on page 1.

In several instances we use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life of New Jersey is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life of New Jersey is now charging. If circumstances change, Pruco Life of New Jersey reserves the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Sales Load Charges

We deduct a charge of up to 5% from each premium payment for sales expenses. This charge, often called a "sales load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising, and the printing and distribution of prospectuses and sales literature. We will deduct part of this sales load from each premium received in an amount up to 5% of the portion of the premium remaining after the $2 administrative charge has been deducted. See Deduction from Premiums, page 17. We also deduct 5% of each additional premium, whether scheduled or unscheduled. We will deduct the remainder of the sales load only if the Contract is surrendered or stays in default past its days of grace. This second part is called the deferred sales charge. However, we will not deduct the deferred sales charge for Contracts that lapse or are surrendered on or after the Contract's 10th anniversary. The deferred sales charge will be reduced for Contracts that lapse or are surrendered sometime between the eighth month of the sixth year and the 10th anniversary. No deferred sales charge is applicable to the death benefit, no matter when that becomes payable.

For Contracts under which premiums are payable annually, we will charge the maximum deferred sales charge if the Contract lapses or is surrendered, until the seventh month of the sixth Contract year, or an increase in the face amount of insurance. Thereafter, the sales charge will be the maximum charge reduced uniformly until it becomes zero at the end of the 10th Contract year. More precisely, the deferred sales charge will be the maximum charge reduced by a factor equal to the number of complete months that have elapsed between the end of the sixth month in the Contract's sixth year and the date of surrender or lapse, divided by 54 (since there are 54 months between that date and the Contract's 10th anniversary). The following table shows illustrative deferred sales load charges that will be made when such Contracts are surrendered or lapse.

--------------------------------------------------------------------------------
                    Maximum Percentages for Surrender Charges
                    -----------------------------------------
--------------------------------------------------------------------------------
                            The Deferred Sales          Which is Equal to the
     For Contracts              Charge Will          Following Percentage of the
      Surrendered            be the Following                 Scheduled
        During                  Percentage             Premiums Due to Date of
                             of One Scheduled                 Surrender
                              Annual Premium
--------------------------------------------------------------------------------
Entire Year 1                      25%                         25.00%
Entire Year 2                      30%                         15.00%
Entire Year 3                      35%                         11.67%
Entire Year 4                      40%                         10.00%
Entire Year 5                      45%                          9.00%
First 7 Months of Year 6           45%                          7.50%
First Month of Year 7              40%                          5.71%
First Month of Year 8              30%                          3.75%
First Month of Year 9              20%                          2.22%
First Month of Year 10             10%                          1.00%
First Month of Year 11
       and Thereafter               0%                          0.00%
--------------------------------------------------------------------------------

For Contracts under which premiums are payable more frequently than annually, the deferred sales charge will be 25% of the first year's Scheduled Premiums due on or before the date of surrender or lapse and 5% of the Scheduled

Premiums for the second through fifth Contract years due on or before the date of surrender or lapse. Thus, for such Contracts the maximum deferred sales charge will also be equal to 9% of the total Scheduled Premiums for the first five Contract years. This amount will be higher in dollar amount than it would have been had premiums been paid annually because the total of the Scheduled Premiums is higher. See PREMIUMS, page 21. To compensate for this, the reduction in the deferred sales charge will start slightly earlier for Contracts under which premiums are paid semi-annually, still earlier if premiums are paid quarterly and even earlier if premiums are paid monthly. The reductions are graded smoothly so that the dollar amount of the deferred sales charge for two persons of the same age, sex, contract size, and Contract Date, will be identical beginning in the seventh month of the sixth Contract year without regard to the frequency at which premiums were paid.

For purposes of determining the deferred sales charge, the Scheduled Premium is the premium payable for an insured in the preferred rating class, even if the insured is in a higher rated risk class. Moreover, if premiums have been paid in excess of the Scheduled Premiums, the charge is based upon the Scheduled Premiums. If a Contract is surrendered when less than the aggregate amount of the Scheduled Premiums due on or before the date of surrender has been paid, the deferred sales charge percentages will be applied to the premium payments due on or before the fifth anniversary date that were actually paid, whether timely or not, before surrender.

We waive the portion of the sales load deducted from each premium (5% of the portion of the premium remaining after the $2 processing charge has been deducted). See Deduction from Premiums, Page 17, for premiums paid after total premiums paid under the Contract exceed five years of Scheduled Premiums on an annual basis. Thus, with respect to a premium paid after that total is reached, only the 2.5% premium tax charge and the $2 processing charge is deducted before the premium is allocated to the Account, fixed rate option, or the Real Property Account, according to your instructions. We may, on a uniform and non-contractual basis, withdraw or modify this concession, although we do not currently intend to do so. If you elect to increase the face amount of your Contract, the rules governing the non-guaranteed waiver of the 5% front-end sales load will apply separately to the base Contract and the increase, as explained under Increases in Face Amount on page 27.

Surrender Charges

We deduct an administrative charge of $5 for each $1,000 of face amount of insurance (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less) upon lapse or surrender of the Contract. This charge is made to cover the costs of: (1) processing applications; (2) conducting medical examinations; (3) determining insurability and the insured's risk class; and (4) establishing records relating to the Contract. However, this charge will not be assessed upon issuance of the Contract, nor will it ever be deducted from any death benefit payable under the Contract. Rather, it will be deducted only if the Contract is surrendered or lapses when it is in default past its days of grace, and even then it will not be deducted at all for Contracts that stay in-force through the end of the Contract's 10th anniversary (later if additional insurance is added after issue). And the charge will be reduced for Contracts that lapse or are surrendered before then but after the Contract's fifth anniversary. Specifically, the charge of $5 per $1,000 will be assessed upon surrenders or lapses occurring on or before the Contract's fifth anniversary. For each additional full month that the Contract stays in-force on a premium paying basis, this charge is reduced by $0.0833 per $1,000 of initial face amount, so that it disappears on the 10th anniversary. Additionally, if a Contract has a face amount of at least $100,000 and was issued on other than a Select Rating basis (see item 6, above), the owner may request that the Contract be reclassified to a Select Rating basis. Requests for reclassification to a Select Rating basis may be subject to an underwriting fee of up to $250, but we currently intend to waive that charge if the reclassification is effected concurrently with an increase in face amount.

Cost of Insurance

We deduct, monthly, a cost of insurance ("COI") charge proportionately from the dollar amounts held in each of the chosen investment options. The purpose of this charge is to provide insurance coverage. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life of New Jersey to pay this larger death benefit. The maximum COI charge is determined by multiplying the amount by which the Contract's death benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.

The net amount at risk is affected by factors such as: investment performance, premium payments, charges, and simplified underwriting. For example, if we are using simplified underwriting, which would cause a healthy individual to pay more than a substantially similar policy using a different underwriting method, the COI rates are higher for healthy individuals under this underwriting method than a similar policy using a different underwriting method. The maximum

COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Mortality Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life of New Jersey 's current COI rates are lower than the maximum rates. Current COI charges range from $0.06 to $83.34 per $1,000 of net amount at risk. For additional information, See Increases in Face Amount page 27.


Deduction from Premiums

We deduct a charge of $2 from each premium payment to cover the cost of collecting and processing premiums. Thus, if you pay premiums annually, this charge will be $2 per year. If you pay premiums monthly, the charge will be $24 per year. If you pay premiums more frequently, for example under a payroll deduction plan with your employer, the charge may be more than $24 per year.

Taxes Attributable to Premiums

We deduct a charge for taxes attributable to premiums from each premium payment. This charge is equal to 2.5% of the premium remaining after the $2 processing charge has been deducted. (The 7.5% deduction referred to on page 23 is made up of the 5% sales load charge and the 2.5% premium tax charge.) The premium tax charge is Pruco Life of New Jersey's estimate of the average burden of state taxes generally. The rate applies uniformly to all contract owners without regard to state of residence. State premium tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but in some instances may exceed 5%). Pruco Life of New Jersey may collect more for this charge than it actually pays for premium taxes.

Under current law, Pruco Life of New Jersey may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, the imposition of any such taxes upon Pruco Life of New Jersey that are attributable to the Account may result in a corresponding charge against the Account.

Monthly Deductions from the Contract Fund

Pruco Life of New Jersey deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].


(a) On each Monthly date, we reduce the Contract Fund by an expense charge of $2.50 per Contract and up to $0.02 per $1,000 of face amount (including any increases in amount of insurance except for the automatic increase under Contracts issued on insureds of 14 years of age or less). Currently, this $0.02 per $1,000 charge will not be greater than $2 per month. We currently waive this $0.02 per $1,000 charge for Contracts issued after June 1, 1987 on a Pru-Matic Plan basis. Thus, for a Contract with the minimum face amount of $60,000, not issued on a Pru-Matic Plan basis, the aggregate amount deducted each year will be $44.40. This charge is to compensate Pruco Life of New Jersey for administrative expenses incurred, among other things, for processing claims, paying cash surrender values, making Contract changes, keeping records, and communicating with Contract owners. We will not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.


(b) On each Monthly date, we reduce the Contract Fund by a charge of $0.01 per $1,000 of face amount (excluding the automatic increase under Contracts issued on insureds of 14 years of age or less). We deduct this charge for the risk we assume by guaranteeing that, no matter how unfavorable investment experience may be, the death benefit will never be less than the face amount, provided Scheduled Premiums are paid on or before the due date or during the grace period. We do not make this charge if your Contract becomes paid-up or has been continued in-force, after lapse, as variable reduced paid-up insurance.

(c) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), we increase the Scheduled Premium and the additional charges will be deducted monthly.

The earnings of the Account are taxed as part of the operations of Pruco Life of New Jersey. Currently, no charge is being made to the Account for Pruco Life of New Jersey's federal income taxes. We will review the question of a charge to the Account for Pruco Life of New Jersey's federal income taxes periodically. Such a charge may be made in the future for any federal income taxes that would be attributable to the Contracts.

Daily Charge

Each day we deduct a charge from the assets of each of the subaccounts and/or the Real Property Account (the "variable investment options") in an amount equivalent to an effective annual rate of 0.60%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than we estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life of New Jersey estimated in fixing its administrative charges.

Transaction Charges

(a) We currently charge an administrative processing fee equal to the lesser of $15 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We may charge an administrative processing fee of up to $15 for any change in basic insurance amount.

(c) We may charge an administrative processing fee of up to $150 for Living Needs Benefit payments.

Portfolio Charges

Charges deducted from and expenses paid out of the assets of the variable investment options are described in the prospectuses for those investment options.

Rider Charges


Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. If the Contract includes riders, we make monthly deductions from the Contract Fund for charges applicable to those riders. A deduction will also be made if the rating class of the insured results in an extra charge. See Expense Chart titled Periodic Contract Optional Rider Charges Other Than The Funds' Operating Expenses for various riders, on page 1, and see RIDERS page 19.


                    PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Unless a different owner is named in the application, the Contract owner is the insured. If a different Contract owner is named, we will show that Contract owner in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs. We may ask you to send us the Contract to be endorsed. If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date you signed the request.

While the insured is living, the Contract owner alone is entitled to any contract benefit and value, and to the exercise of any right and privilege granted by the Contract or by us. For example, the Contract owner is entitled to surrender the Contract, access contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. If we receive your request, and the contract if we ask for it, we will file and record the change and it will take effect as of the date you signed the request. But if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. Any beneficiary's interest is subject to the rights of any assignee we know of. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

                        OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state, or local law or regulation. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life of New Jersey's consent. Pruco Life of New Jersey assumes no responsibility for the validity or sufficiency of any assignment, and it will not be obligated to comply with any assignment unless it has received a copy at a Home Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life of New Jersey's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

Misstatement of Age or Sex

If the insured's stated age or sex (except where unisex rates apply) or both are incorrect in the Contract, Pruco Life of New Jersey will adjust the death benefits payable, as required by law, to reflect the correct age and sex. Any death benefit will be based on what the most recent charge for mortality would have provided at the correct age and sex.

Settlement Options

The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes an individual account within its Alliance Account in the name of the beneficiary and makes all payments necessary to satisfy such obligations. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, Pruco Life of New Jersey will pay no more under the Contract than the sum of the premiums paid. If the insured, whether sane or insane, dies by suicide within two years from the effective date of an increase in the face amount of insurance, Pruco Life of New Jersey will pay, with respect to the amount of the increase, no more than the sum of the Scheduled Premiums attributable to the increase.

                                     RIDERS

Contract owners may be able to obtain additional benefits which may increase the Scheduled Premium. If they do cause an increase in the Scheduled Premium, the charge for the additional benefits will be paid by making monthly deductions from the Contract Fund. These optional insurance benefits will be described in what is known as a "rider" to the Contract. One rider pays certain premiums into the Contract if the insured dies in an accident. Others waive certain premiums if the insured is disabled within the meaning of the provision (or, in the case of a Contract issued on an insured under the age of 15, if the applicant dies or becomes disabled within the meaning of the provision). Others pay certain premiums into the Contract if the insured dies within a stated number of years after issue; similar term insurance riders may be available for the insured's spouse or child. The amounts of these benefits are fully guaranteed at issue and do not depend on the performance of the Account. Certain restrictions may apply; they are clearly described in the applicable rider. Any Pruco Life of New Jersey representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life of New Jersey upon written request.

Under one form of rider, which provides monthly renewable term life insurance, the amount payable upon the death of the insured may be substantially increased. If this rider is purchased, even the original Contract will not become paid-up, although, if the Contract Fund becomes sufficiently large, a time may come when Pruco Life of New Jersey will have the right to refuse to accept further premiums. See When a Contract Becomes Paid-Up, page 29.

Under another form of rider that is purchased for a single premium, businesses that own a Contract covering certain employees may be able to change the insured person from one key employee to another if certain requirements are met.

Living Needs Benefit Rider -- The Living Needs Benefit(SM) is available on your Contract. The benefit may vary by state. There is no charge for adding the benefit to a Contract. However, an administrative charge (not to exceed $150) will be made at the time the Living Needs Benefit is paid.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. You should consult with a Pruco Life of New Jersey representative as to whether additional options may be available.

Terminal Illness Option. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

Nursing Home Option. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life of New Jersey will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a Living Needs Benefit. The Contract owner may
(1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

All or part of the Contract's death benefit may be accelerated under the Living Needs Benefit. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life of New Jersey reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if the Contract owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life of New Jersey can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract owner under a particular Contract, and the adjusted premium payments that would be in effect if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related policies, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

                     REQUIREMENTS FOR ISSUANCE OF A CONTRACT

As of May 1, 1992, Pruco Life of New Jersey no longer offered these Contracts for sale. Generally, the minimum initial guaranteed death benefit was $60,000. However, higher minimums are applied to insureds over the age of 75. Insureds 14 years of age or less may have applied for a minimum initial guaranteed death benefit of $40,000. The Contract was generally issued on insureds below the age of 81. Before issuing any Contract, Pruco Life of New Jersey required evidence of insurability which may have included a medical examination. Non-smokers who met preferred underwriting requirements were offered the most favorable premium rate. A higher premium is charged if an extra mortality risk is involved. Certain classes of Contracts, for example a Contract issued in connection with a tax-qualified pension plan, may have been issued on a "guaranteed issue" basis and may have a lower minimum initial death benefit than a Contract which was individually underwritten. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

                                    PREMIUMS

Scheduled Premiums on the Contract are payable during the insured's lifetime on an annual, semi-annual, quarterly or monthly basis on due dates set forth in the Contract. If you pay premiums more often than annually, the aggregate annual premium will be higher to compensate Pruco Life of New Jersey both for the additional processing costs (see item 1 under CHARGES AND EXPENSES, page 14) and for the loss of interest (computed generally at an annual rate of 8%) incurred because premiums are paid throughout rather than at the beginning of each Contract year. The premium amount depends on the Contract's initial death benefit and the insured's age at issue, sex (except where unisex rates apply), and risk classification. If you pay premiums other than monthly, we will notify you about three weeks before each due date, that a premium is due. If you pay premiums monthly, we will send to you each year a book with 12 coupons that will serve as a reminder. You may change the frequency of premium payments with Pruco Life of New Jersey's consent.

A significant feature of this Contract is that it permits you to pay greater than Scheduled Premiums. You may make unscheduled premium payments occasionally or on a periodic basis. If you wish, you may select a higher contemplated premium than the Scheduled Premium. Pruco Life of New Jersey will then bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Conversely, a Scheduled Premium does not need to be made if the Contract Fund is large enough to enable the charges due under the Contract to be made without causing the Contract to lapse. See LAPSE AND REINSTATEMENT, page
32. The payment of premiums in excess of Scheduled Premiums may cause the Contract to become a Modified Endowment Contract for federal income tax purposes. If this happens, loans and other distributions which would otherwise not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 33.

You may elect to have monthly premiums paid automatically under the "Pru-Matic Premium Plan" by pre-authorized transfers from a bank checking account. Currently, Contract owners selecting the Pru-Matic Premium Plan on Contracts issued after June 1, 1987 will have reduced current monthly expense charges. See CHARGES AND EXPENSES, page 14. You may also be eligible to have monthly premiums paid by pre-authorized deductions from an employer's payroll.

Pruco Life of New Jersey will generally accept any premium payment of at least $25. Pruco Life of New Jersey reserves the right to limit unscheduled premiums to a total of $10,000 in any Contract year, and to refuse to accept premiums that would immediately result in more than a dollar-for-dollar increase in the death benefit. The flexibility of premium payments provides Contract owners with different opportunities under the two Forms of the Contract. Greater than scheduled payments under a Form A Contract increase the Contract Fund. Greater than scheduled payments under a Form B Contract increase both the Contract Fund and the death benefit. Generally, any future increases in the Contract Fund will be less than under a Form A Contract because the monthly mortality charges under the Form B Contract will be higher to compensate for the higher amount of insurance. For all Contracts, the privilege of making large or additional premium payments offers a way of investing amounts which accumulate without current income taxation.

Each Contract sets forth two premium amounts. The initial premium amount is payable on the Contract Date (the date the Contract was issued, as noted in each individual Contract) and on each subsequent due date until the Contract's anniversary immediately following the insured's 65th birthday (or until the Contract's tenth anniversary, if that is later). The second and higher premium amount set forth in the Contract is payable on and after that anniversary (the "premium change date"). However, if the amount invested under the Contract, net of any excess premiums, is higher than it would have been had only Scheduled Premiums been paid, had maximum contractual charges been deducted, and had only an average net rate of return of 4% been earned, then the second premium amount will be lower than the maximum amount stated in the Contract. We will tell you what the amount of your second premium will be. Under the original version of the Contracts, if investment experience has been favorable enough, the Contract may become paid-up before or by the premium change date. We reserve the right not to accept any further premium payments on a paid-up Contract.

The Contracts include a premium change date, with Scheduled Premiums potentially increasing after that date to a second premium amount. Thus, you are provided with both the flexibility to pay lower initial Scheduled Premiums and a guarantee of lifetime insurance coverage, if all Scheduled Premiums are paid. The tables on pages T1 and T2 show how the second premium amount compares with the first premium amount under Contracts and for different hypothetical investment results.

The following table shows, for two face amounts, representative initial preferred rating and standard rating annual premium amounts under either Form A or Form B Contracts issued on insureds who are not substandard risks:

   -----------------------------------------------------------------------------
                          $60,000 Face Amount            $100,000 Face Amount
                       ---------------------------------------------------------
                       Preferred       Standard        Preferred       Standard
   -----------------------------------------------------------------------------
   Male, age 35
   at issue            $  554.80       $  669.40       $  902.00       $1,093.00
   -----------------------------------------------------------------------------
   Female, age 45
   at issue            $  698.80       $  787.60       $1,142.00       $1,290.00
   -----------------------------------------------------------------------------
   Male, age 55
   at issue            $1,556.20       $1,832.20       $2,571.00       $3,031.00
   -----------------------------------------------------------------------------

The following table compares annual and monthly premiums for insureds who are in the preferred rating class. Note that in these examples the sum of 12 monthly premiums for a particular Contract is approximately 105% to 109% of the annual premium for that Contract.

   -----------------------------------------------------------------------------
                          $60,000 Face Amount            $100,000 Face Amount
                       ---------------------------------------------------------
                        Monthly          Annual         Monthly         Annual
   -----------------------------------------------------------------------------
   Male, age 35
   at issue            $   50.00       $  554.80       $   80.00       $  902.00
   -----------------------------------------------------------------------------
   Female, age 45
   at issue            $   62.60       $  698.80       $  101.00       $1,142.00
   -----------------------------------------------------------------------------
   Male, age 55
   at issue            $  136.40       $1,556.20       $  224.00       $2,571.00
   -----------------------------------------------------------------------------

You may select a higher contemplated premium than the Scheduled Premium. We will bill you for the chosen premium. In general, the regular payment of higher premiums will result in higher cash surrender values and, at least under Form B, in higher death benefits. Under the original version of the Contracts, such payments may also provide a means of obtaining a paid-up Contract earlier than if only Scheduled Premiums are paid.

In some cases the payment of greater than Scheduled Premiums or favorable investment experience may result in the Contract becoming paid-up so that no further premium payments will be necessary. If this happens, Pruco Life of New Jersey may refuse to accept any further premium payments. If a Contract becomes paid-up, the death benefit then in-force becomes the guaranteed minimum death benefit; apart from this guarantee, the death benefit and the cash surrender value of the paid-up Contract will thereafter vary daily to reflect the investment experience of amounts invested under the Contract. Contracts sold beginning in September 1986 in jurisdictions where all necessary approvals have been obtained will no longer become paid-up. Instead, the death benefit will be increased so that it is always at least as great as the Contract Fund divided by the net single premium for the insured's attained age at such time. See How a Contract's Death Benefit Will Vary, page 26. The term "Contract Fund" refers generally to the total amount invested under the Contract and is defined under CHARGES AND EXPENSES on page 14. The term "net single premium," the factor which determines how much the death benefit will increase for a given increase in the Contract Fund, is defined and illustrated under item 2 of How a Contract's Death Benefit Will Vary on page 26. Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the lesser of two years' Scheduled Premiums or the average of all premiums paid over the last five years will generally be allowed.

The payment of premiums substantially in excess of Scheduled Premiums may cause the Contract to be classified as a Modified Endowment Contract. If this happens, loans and other distributions which otherwise would not be taxable events may be subject to federal income taxation. See Tax Treatment of Contract Benefits, page 33.

Allocation of Premiums


The initial premium, after we deduct applicable charges, is allocated among the subaccounts, the fixed rate option or the Real Property Account on the Contract Date, according to the desired allocation specified in the application form. The invested portion of all subsequent premiums, are placed in the selected investment option[s] on the date of receipt in Good Order at a Home Office. A $2 per payment processing charge and a deduction of up to 7.5% to cover certain charges apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received in Good Order at a Home Office in accordance with the allocation you previously designated. The "valuation period" means the period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.


Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums among the investment options. If any portion of a premium is allocated to a particular subaccount, to the fixed rate option or to the Real Property Account, that portion must be at least 10% on the date the allocation takes effect. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33"% cannot. Of course, the total allocation of all selected investment options must equal 100%.

When a Contract Becomes Paid-Up

Under the original Contracts, it is possible that favorable investment experience, either alone or with greater than Scheduled Premium payments, will cause the Contract Fund to increase. The Contract Fund may increase to the point where no further premium payments are necessary to provide for the then existing death benefit for the remaining life of the insured. If this should occur, Pruco Life of New Jersey will notify the owner that no further premium payments are needed. We reserve the right to refuse to accept further premiums after the Contract becomes paid-up. The purchase of an additional fixed benefit rider may, in some cases, affect the point at which the Contract becomes paid-up. See RIDERS, page 19. The revised Contracts will not become paid-up.

We guarantee that the death benefit of a paid-up Contract then in-force will not be reduced by the investment experience of the investment options in which the Contract participates. The cash surrender value of a paid-up Contract continues to vary daily to reflect investment experience and monthly to reflect continuing mortality charges, but the other monthly deductions (see items 4 and 5 under CHARGES AND EXPENSES, page 14) will not be made. The death benefit of a paid-up Contract on any day (whether the Contract originally was Form A or Form B) will be equal to the amount of paid-up insurance that can be purchased with the Contract Fund on that day, but never less than the guaranteed minimum amount.

As noted earlier, Contracts issued on insureds of 14 years of age or less include a special provision under which the face amount of insurance increases automatically to 150% of the initial face amount on the Contract anniversary after the insured reaches the age of 21. If a Contract becomes paid-up prior to that anniversary, Pruco Life of New Jersey will, instead of declaring the Contract to be paid-up, increase the death benefit by the amount necessary to keep the Contract in-force as a premium paying Contract. If this should occur, the increase in the death benefit on the Contract anniversary after the insured reaches the age of 21 will be smaller in dollar amount, than the increase in the face amount of insurance.

Transfers

If the Contract is not in default, or if the Contract is in-force as variable reduced paid-up insurance (see Options on Lapse, page 32), you may, up to four times in each Contract year, transfer amounts from one subaccount to another subaccount, to the fixed rate option or to the Real Property Account. Currently, you may make additional transfers with our consent without charge. All or a portion of the amount credited to a subaccount may be transferred.


Transfers among subaccounts will take effect as of the end of the valuation period in which a transfer request is received in Good Order at a Home Office. The request may be in terms of dollars, such as a request to transfer $10,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or if you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, see Assignment, page 19, depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. Pruco Life of New Jersey cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed rate option will be permitted during each Contract year and only during the 30-day period beginning on the Contract anniversary. The maximum amount which may be transferred out of the fixed rate option each year is currently the greater of: (a) 25% of the amount in the fixed rate option, and (b) $2,000. Such transfer requests received prior to the Contract anniversary will be effected on the Contract anniversary. Transfer requests received within the 30-day period beginning on the Contract anniversary will be effected as of the end of the valuation period in which a proper transfer request is received at a Home Office. Pruco Life of New Jersey may change these limits in the future. Transfers to and from the Real Property Account are subject to restrictions described in the attached prospectus for the Real Property Account.


The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing and amount of transfers. We also reserve the right to price a transfer on the business day after the business day on which the transfer request was received and, to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner. If we exercise this right at the time of a transfer request, we will immediately notify you.


Dollar Cost Averaging

We offer a feature called Dollar Cost Averaging ("DCA"). If you wish, premiums may be allocated to the portion of the Money Market Subaccount used for this feature (the "DCA account"). Designated dollar amounts will be transferred monthly from the DCA account to other investment options available under the Contract, excluding the Money Market subaccount and the fixed rate option, but including the Real Property Account. Automatic monthly transfers must be at least 3% of the amount allocated to the DCA account (that is, if you designate $5,000, the minimum monthly transfer is $150), with a minimum of $20 transferred into any one investment option. These amounts are subject to change at Pruco Life of New Jersey's discretion. The minimum transfer amount will only be recalculated if the amount designated for transfer is increased.

When you establish DCA at issue, you must allocate to the DCA account the greater of $2,000 or 10% of the initial premium payment. When you establish DCA after issue, you must allocate to the DCA account at least $2,000. These minimums are subject to change at Pruco Life of New Jersey's discretion. After DCA has been established and as long as the DCA account has a positive balance, you may allocate or transfer amounts to the DCA account, generally subject to the limitations on premium payments and transfers. In addition, if you pay premiums on an annual or semi-annual basis, and you have already established DCA, your premium allocation instructions may include an allocation of all or a portion of all your premium payments to the DCA account.

Each automatic monthly transfer will take effect as of the end of the valuation period on the Monthly Date, provided the New York Stock Exchange ("NYSE") is open on that date. If the NYSE is not open on the Monthly Date, the transfer will take effect as of the end of the valuation period on the next day that the NYSE is open. If the Monthly Date does not occur in a particular month (e.g., February 30), the transfer will take effect as of the end of the valuation period on the last day of the month that the NYSE is open. Automatic monthly transfers will continue until the balance in the DCA account reaches zero, or until the Contract owner gives notification of a change in allocation or cancellation of the feature. If you have an outstanding premium allocation to the DCA account, but your DCA option has previously been canceled, premiums allocated to the DCA account will be allocated to the Money Market subaccount. Currently there is no charge for using the DCA feature.

                                 DEATH BENEFITS

Contract Date

If the minimum initial premium is received before the Contract is issued, the premium will be applied as of the Contract Date. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. If the minimum initial premium is received on or after the Contract Date, it will be applied as of the date of receipt in Good Order at a Home Office. It may be advantageous for a Contract owner to have an earlier Contract Date when that will result in Pruco Life of New Jersey using a lower issue age in determining the Scheduled Premium amount. Pruco Life of New Jersey will permit a Contract to be back-dated but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

When Proceeds Are Paid

We will generally pay any death benefit, cash surrender value, loan proceeds or partial withdrawal within seven days after receipt at a Home Office of all the documents required for such a payment. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, we may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because: (1) the New York Stock Exchange is closed for other than a regular holiday or weekend;
(2) trading is restricted by the SEC; or (3) the SEC declares that an emergency exists. With respect to the amount of any cash surrender value allocated to the fixed rate option, and with respect to a Contract in-force as extended term insurance, we expect to pay the cash surrender value promptly upon request. However, we have the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). We will pay interest of at least 3% a year if we delay such a payment for more than 30 days (or a shorter period if required by applicable law).

Types of Death Benefit

Two forms of the Contract were available. The Scheduled Premium for the Contract was the same for a given insured, regardless of which Contract Form you chose. Contract Form A has a death benefit equal to the initial face amount of insurance. The death benefit of a Form A Contract does not vary with the investment performance of the investment options you selected, unless the Contract becomes paid-up or, under a revised version of the Contract, unless the death benefit is increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. Favorable investment results on the assets related to the Contract and greater than Scheduled Premiums will generally result in increases in the cash surrender value.

Contract Form B also has an initial face amount of insurance but favorable investment performance and greater than Scheduled Premiums generally result in an increase in the death benefit and, over time, in a lesser increase in the cash surrender value than under the Form A Contract. The death benefit may be increased to ensure that the Contract meets the Internal Revenue Code's definition of life insurance. See How a Contract's Cash Surrender Value Will Vary, page 29. Unfavorable investment performance will result in decreases in the death benefit (but never below the face amount stated in the Contract) and in the cash surrender value. Both Form A and Form B Contracts covering insureds of 14 years of age or less contain a special provision providing that the face amount of insurance will automatically be increased, on the Contract anniversary after the insured's 21st birthday, to 150% of the initial face amount, so long as the Contract is not then in default. This new face amount becomes the new guaranteed minimum death benefit. The death benefit will also usually increase, at the same time, by the same dollar amount. In certain circumstances, however, it may increase by a smaller amount. See When a Contract Becomes Paid-Up. This increase in death benefit will also generally increase the net amount at risk under the Contract, thus increasing the mortality charge deducted each month from amounts invested under the Contract. See item 6 under CHARGES AND EXPENSES, page 14. The automatic increase in the face amount of insurance may affect the level of future premium payments you can make without causing the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33. You should consult your tax adviser and Pruco Life of New Jersey representative before making unscheduled premium payments.

Contract owners of Form A Contracts should note that a withdrawal may result in a portion of the surrender charge being deducted from the Contract Fund. Furthermore, a Form A Contract owner cannot make withdrawals that would reduce the Contracts face amount below the minimum face amount. Contract owners of Form B Contracts will not incur a surrender charge for a withdrawal and are not restricted if they purchased a minimum size Contract. See Withdrawals, page 31.

Under the original versions of these Contracts, there are other distinctions between the Contract Forms. Contract Form A will become paid-up more rapidly than a comparable Form B Contract. But Contract owners of Form A Contracts should be aware that since premium payments and favorable investment experience do not increase the death benefit, unless the Contract has become paid-up, the beneficiary will not benefit from the possibility that the Contract will have a large cash surrender value at the time of the insured's death.

Under a revised version of the Contract that was made available beginning in September 1986, in jurisdictions where it is approved, the Contract will never become paid-up. Instead, the death benefit under these revised Contracts is always at least as great as the Contract Fund divided by the net single premium. Thus, instead of becoming paid-up, the Contract's death benefit will always be large enough to meet the Internal Revenue Code's definition of life insurance. Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of at least Scheduled Premiums will be allowed.

How a Contract's Death Benefit Will Vary

As described earlier, there are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life of New Jersey began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A) If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less, see REQUIREMENTS FOR ISSUANCE OF A CONTRACT, on page 20) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. See When a Contract Becomes Paid-Up, page 29. The death benefit does reflect a deduction for the amount of any Contract debt. See Loans, page 30.

(B) If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

      (1)   you paid only Scheduled Premiums;

      (2)   you paid Scheduled Premiums when due;

      (3) your selected investment options earned a net return at a uniform rate of 4% per year;

      (4)   we deducted full mortality charges based upon the 1980 CSO Table;

      (5)   we deducted maximum sales load and expense charges; and

      (6)   there were no withdrawals.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. See Loans, page 30. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 27, and Decreases in Face Amount, page 29.

2. Revised Contracts:

Under the revised Contracts issued since September 1986 in approved jurisdictions, the death benefit will be calculated as follows:

(A) Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B) Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

--------------------------------------   ---------------------------------------
                          Increase in                               Increase in
   Male     Net Single     Insurance      Female     Net Single      Insurance
Attained     Premium     Amount Per $1   Attained     Premium      Amount Per $1
   Age                    Increase in       Age                     Increase in
                            Contract                                  Contract
                              Fund                                      Fund
--------------------------------------   ---------------------------------------

    5         .09884         $10.12          5         .08198          $12.20
   25         .18455         $ 5.42         25         .15687          $ 6.37
   35         .25596         $ 3.91         35         .21874          $ 4.57
   55         .47352         $ 2.11         55         .40746          $ 2.45
   65         .60986         $ 1.64         65         .54017          $ 1.85
--------------------------------------   ---------------------------------------

Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions. See Increases in Face Amount, page 27, and Decreases in Face Amount, page 29.

Increases in Face Amount

You may increase the amount of your insurance by increasing the face amount of the Contract (which is also the guaranteed minimum death benefit), subject to state approval and underwriting requirements determined by Pruco Life of New Jersey. An increase in face amount is in many ways similar to the purchase of a second Contract. It differs in the following respects:

(1) the minimum permissible increase is $25,000, while the minimum for a new Contract was $60,000;

(2) monthly fees are lower because only a single $2.50 per month administrative charge is made rather than two;

(3) a combined premium payment results in deduction of a single $2 per premium processing charge while separate premium payments for separate Contracts would involve two charges;

(4) the monthly expense charge of $0.02 per $1,000 of face amount may be lower if the increase is to a face amount greater than $100,000; and

(5) the Contract will lapse or become paid-up as a unit, unlike the case if two separate Contracts are purchased.

Despite these differences, the decision to increase face amount is comparable to the purchase of a second Contract in that it involves a commitment to higher Scheduled Premiums in exchange for greater insurance benefits. You may elect to increase the face amount of your Contract no earlier than the first anniversary of the Contract. The following conditions must be met:

(1)   You must ask for the increase in writing on an appropriate form;

(2)   The amount of the increase in face amount must be at least $25,000;

(3) The insured must supply evidence of insurability for the increase satisfactory to Pruco Life of New Jersey;

(4) If Pruco Life of New Jersey requests, you must send in the Contract to be suitably endorsed;

(5) The Contract must be neither paid-up nor in default on the date the increase takes effect;

(6)   You must pay an appropriate premium at the time of the increase;

(7) Pruco Life of New Jersey has the right to deny more than one increase in a Contract year; and

(8) If between the Contract Date and the date that your requested increase in face amount would take effect, Pruco Life of New Jersey has changed any of the bases on which benefits and charges are calculated for newly issued Contracts, then we have the right to deny the increase.

An increase in face amount resulting in a total face amount under the Contract of at least $100,000 may, subject to strict underwriting requirements, render the Contract eligible for a Select Rating for a non-smoker, which provides lower current cost of insurance rates.

Upon an increase in face amount, Pruco Life of New Jersey will recompute the Contract's Scheduled Premiums, deferred sales and administrative charges, tabular values, and monthly deductions from the Contract Fund. Within six months after the most recent Contract anniversary, you may choose, limited only by applicable state law, as to whether the recomputation will be made as of the prior or next Contract anniversary. Requests for increases received more than six months after the most recent Contract anniversary will be effective on the following anniversary. There may be a payment required on the date of increase; the amount of the payment will depend, in part, on which Contract anniversary you select for the recomputation. Pruco Life of New Jersey will tell you the amount of any required payment. You should also note that an increase in face amount could cause the Contract to be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33. Therefore, before increasing the face amount, you should consult your own tax adviser and Pruco Life of New Jersey representative.

Provided the increase is approved, the new insurance will take effect once Pruco Life of New Jersey receives the proper forms, any medical evidence necessary to underwrite the additional insurance and any amount needed by the company.

We will supply you with pages showing the increased face amount, the effective date of the increase, and the recomputed items described earlier. The pages will also describe how the face amount increase affects the various provisions of the Contract. Including a statement that, for the amount of the increase in face amount, the period stated in the Incontestability and Suicide provisions (see OTHER GENERAL CONTRACT PROVISIONS, page 19) will run from the effective date of the increase.

Pruco Life of New Jersey will assess, upon lapse or surrender following an increase in face amount, the sum of (a) the deferred sales and administrative charges that would have been assessed if the initial base Contract had not been amended and had lapsed or been surrendered; and (b) the deferred sales and administrative charges that would have been assessed if the increase in death benefit had been achieved by the issuance of a new Contract, and that Contract had lapsed or been surrendered. All premiums paid after the increase will, for purposes of determining the deferred sales charge applicable in the event of surrender or lapse, be deemed to have been made partially under the base Contract, and partially in payment of the increase, in the same proportion as that of the original Scheduled Premium and the increase in Scheduled Premiums. Because an increase in face amount triggers new contingent deferred sales and administrative charges, you should not elect to increase the face amount of your Contract if you are contemplating a total or partial surrender or a decrease in the face amount of insurance.

An increase in face amount will be treated comparably to the issuance of a new Contract for purposes of the non-guaranteed waiver of the 5% front-end sales load, described under item 2 of CHARGES AND EXPENSES, on page 14. Thus, premiums paid after the increase will, for purposes of determining whether the 5% front-end sales load will be waived, be allocated to the base Contract and to the increase based on the proportional premium allocation rule just described. The waiver will apply to the premiums paid after the increase only after the premiums so allocated exceed five scheduled annual premiums for the increase. Thus, a Contract owner considering an increase in face amount should be aware that such an increase will entail sales charges comparable to the purchase of a new Contract.

If you elect to increase the face amount of your Contract, you will receive a "free-look" right and a right to convert to a fixed benefit contract, which will apply only to the increase in face amount, not the entire Contract. These rights are comparable to the rights afforded to the purchaser of a new Contract.

The "free-look" right allows a Contract to be returned for a refund within 10 days after it is received by the Contract owner, within 45 days after Part I of the application for insurance is signed or within 10 days after Pruco Life of New Jersey mails or delivers a Notice of Withdrawal Right, whichever is latest. Some states allow a longer period of time during which a Contract may be returned for a refund. A refund can be requested by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. The Contract owner will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires, the Contract owner who exercises his or her short-term cancellation right will receive a refund of all premium payments made, with no adjustment for investment experience.

Charges deducted since the increase will be recomputed as though no increase had been effected. The right to convert the increase in face amount to a fixed benefit policy will exist for 24 months after the increase is issued and the form of exchange right will be the same as that available under the base Contract purchased. There may be a cash payment required upon the exchange.

Decreases in Face Amount

You may make a partial surrender of a Contract (see Surrender of a Contract, page 30) or a partial withdrawal of excess cash surrender value (see Withdrawals, page 31). You also have the option of decreasing the face amount (which is also the guaranteed minimum death benefit) of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection without decreasing their current cash surrender value. This will result in a decrease in the amount of future Scheduled Premiums and in the monthly deductions for the cost of insurance. The cash surrender value of the Contract on the date of the decrease will not change, except that an administrative processing fee of $15 may be deducted from that value (unless that fee is separately paid at the time the decrease in face amount is requested). Your Contract Fund value, however, will be reduced by deduction of a proportionate part of the contingent deferred sales and administrative charges, if any. Scheduled Premiums for the Contract will also be proportionately reduced. The Contracts of owners who exercise the right to reduce face amount will be amended to show the new face amount, tabular values, scheduled premiums, monthly charges, and if applicable, the remaining contingent deferred sales and administrative charges.

The minimum permissible decrease is $10,000. A decrease will not be permitted if it causes the face amount of the Contract to drop below the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 20. A reduction will not be permitted if it causes the Contract to fail to qualify as "life insurance" for purposes of section 7702 of the Internal Revenue Code. A Contract is no longer eligible for the Select Rating if the face amount is reduced below $100,000.

It is important to note, however, that if the face amount is decreased there is a danger that the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33. Before making a decrease in face amount, you should consult your own tax adviser and Pruco Life of New Jersey representative.

                                 CONTRACT VALUES

How a Contract's Cash Surrender Value Will Vary

Your Contract has a cash surrender value which may be obtained while the insured is living by surrender of the Contract. Unlike traditional fixed benefit whole-life insurance, however, a Contract's cash surrender value is not known in advance because it varies daily with the investment performance of the subaccount[s] and/or Real Property Account in which the Contract participates.

On the Contract Date, the Contract Fund value is the invested portion of the initial premium less the first monthly deductions. This amount is placed in the investment option[s] designated by the owner. Thereafter, the Contract Fund value changes daily, reflecting increases or decreases in:

(1) the value of the securities in which the assets of the subaccount[s] have been invested;

(2) the investment performance of the Real Property Account if that option has been selected;

(3)   interest credited on amounts allocated to the fixed rate option;

(4) the daily asset charge for mortality and expense risk equal to 0.001639% of the assets of the subaccount[s] of the Account; and

(5)   the subaccount of the Real Property Account relating to this Contract.

The Contract Fund value also changes to reflect the receipt of additional premium payments and the monthly deductions described in the preceding section.

A Contract's cash surrender value on any date will be the Contract Fund value reduced by the deferred sales and administrative charges, if any, and any Contract debt. Upon request, Pruco Life of New Jersey will tell a Contract owner the cash surrender value of his or her Contract. It is possible that the cash surrender value of a Contract could decline to zero because of unfavorable investment experience, even if a Contract owner continues to pay Scheduled Premiums when due.

The tables on pages T1 and T2 of this prospectus illustrate what the cash surrender values would be for representative Contracts, assuming uniform hypothetical investment results in the selected Series Fund portfolio[s], and also provide information about the aggregate Scheduled Premiums payable under those Contracts. Also illustrated is what the death benefit would be under Form B Contracts given the stated assumptions. The tables also show the premium amount that would be required on the premium change date to guarantee the Contract against lapse regardless of investment performance for each illustrated Contract under each of the assumed investment returns.

Surrender of a Contract

You may surrender your Contract, in whole or in part, for its cash surrender value or a fixed reduced paid-up insurance benefit while the insured is living. Partial surrender involves splitting the Contract into two Contracts. One is surrendered for its cash surrender value; the other is continued in-force on the same terms as the original Contract except that premiums and cash surrender values will be proportionately reduced. The reduction is based upon the face amount of insurance. The Contract's face amount of insurance must be at least equal to the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 20. For paid-up Contracts, both the death benefit and the guaranteed minimum death benefit will be reduced. The death benefit immediately after the partial withdrawal must be at least equal to the minimum face amount applicable to the insured's Contract.

To surrender a Contract, in whole or in part, you must deliver or mail the Contract with a written request in a form that meets Pruco Life of New Jersey's needs, to a Home Office. The cash surrender value of a surrendered or partially surrendered Contract (taking into account the deferred sales and administrative charges, if any) will be determined as of the date such request is received in a Home Office. Surrender of all or part of a Contract may have tax consequences. See Tax Treatment of Contract Benefits, page 33.

Loans

You may borrow from Pruco Life of New Jersey up to the "loan value" of your Contract, using the Contract as the only security for the loan. The loan value is equal (1) 90% of an amount equal to the portion of the Contract Fund value attributable to the variable investment options and to any prior loan[s] supported by the variable investment options, minus the portion of any charges attributable, to the variable investment options that would be payable upon immediate surrender; plus (2) 100% of an amount equal to the portion of the Contract Fund attributable to the fixed rate option and to prior loan[s] supported by the fixed rate option, minus the portion of any charges attributable to the fixed rate option that would be payable upon immediate surrender. The minimum amount that may be borrowed at any one time is $500 unless the proceeds are used to pay premiums on the Contract.

If you request a loan you may choose one of two interest rates. You may elect to have interest charges accrued daily at a fixed effective annual rate of 5.5%. Alternatively, you may elect a variable interest rate that changes from time to time. You may switch from the fixed to variable interest loan provision, or vice-versa, with Pruco Life of New Jersey's consent.

If you elect the variable loan interest rate provision, interest charged on any loan will accrue daily at an annual rate Pruco Life of New Jersey determines at the start of each Contract year (instead of at the fixed 5.5% rate). This interest rate will not exceed the greatest of: (1) the "Published Monthly Average" for the calendar month ending two months before the calendar month of the Contract anniversary; (2) 5%; or (3) the rate permitted by law in the state of issue of the Contract. The "Published Monthly Average" means Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service, or if that average is no longer published, a substantially similar average established by the insurance regulator where the Contract is issued. For example, the Published Monthly Average in 2002 ranged from 6.87% to 7.57%.

Interest payments on any loan are due at the end of each Contract year. If interest is not paid when due, it is added to the principal amount of the loan. The Contract debt is the principal amount of all outstanding loans plus any interest accrued to date. If at any time your Contract debt exceeds the Contract fund, Pruco Life of New Jersey will notify you of its intent to terminate the Contract in 61 days, within which time you may repay all or enough of the loan to keep the Contract in-force. If the policy is terminated for excess Contract debt, it can not be reinstated.

If you fail to keep the Contract in-force, the amount of unpaid Contract debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT, page 32, and Tax Treatment of Contract Benefits - Pre-Death Distributions, page 33.

When a loan is made, an amount equal to the loan proceeds is transferred out of the applicable investment options. The reduction is generally made in the same proportions as the value that each investment option bears to the total value of the Contract. While a fixed rate loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund, but it will be credited with the assumed rate of return of 4% rather than with the actual rate of return of the applicable investment option[s]. While a loan made pursuant to the variable loan interest rate provision is outstanding, the amount that was transferred is credited with a rate which is less than the loan interest rate for the Contract year by no more than 1.5%, rather than with the actual rate of return of the subaccount[s], the fixed rate option or the Real Property Account. Currently, we credit such amounts at a rate that is 1% less than the loan interest rate for the Contract year. If a loan remains outstanding at a time when Pruco Life of New Jersey fixes a new rate, the new interest rate applies.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the variable rate loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract's crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, Pruco Life of New Jersey would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful. A loan will not affect the amount of the premiums due. If the death benefit becomes payable while a loan is outstanding, or should the Contract be surrendered, any Contract debt will be deducted from the death benefit or the cash surrender value otherwise payable.

A loan will have a permanent effect on a Contract's cash surrender value and may have a permanent effect on the death benefit because the investment results of the selected investment options will apply only to the amount remaining in those investment options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited upon the amount of the loan while the loan is outstanding, Contract values will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made. Loan repayments are allocated to the investment options proportionately based on their balances at the time of the loan repayment.

Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits, page 33.

Withdrawals

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the Contract Fund after withdrawal must not be less than the Tabular Contract Fund value. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) Because the Contract Fund may be made up in part by an outstanding Contract loan, there is a further limitation that the amount withdrawn may not be larger than an amount sufficient to reduce the cash surrender value to zero. The amount withdrawn must be at least $2,000 under a Form A Contract (in which the death benefit is generally equal to the face-amount of insurance) and at least $500 under a Form B Contract (in which the death benefit varies daily). You may make no more than four withdrawals in each Contract year, and there is an administrative processing fee for each withdrawal equal to the lesser of $15 and 2% of the amount withdrawn. An amount withdrawn may not be repaid except as a scheduled or unscheduled premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of part of the cash surrender value may have tax consequences. See Tax Treatment of Contract Benefits, page 33. A temporary need for funds may also be met by making a loan and you should consult your Pruco Life of New Jersey representative about how best to meet your needs.

Whenever a partial withdrawal is made, the death benefit payable will immediately be reduced, generally by the amount of the withdrawal. This will not change the guaranteed minimum amount of insurance under a Form B Contract (i.e., the face amount) or the amount of the Scheduled Premium that will be payable thereafter on such a Contract. Under a Form A Contract, however, the guaranteed minimum amount of insurance will be reduced by the amount of the partial withdrawal. A partial withdrawal will not be permitted under a Form A Contract if it would result in a new face amount less than the minimum face amount applicable to the insured's Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT, page 20. It is important to note, however, that if the face amount is decreased, the Contract might be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits, page 33. Before making any withdrawal which causes a decrease in face amount, you should consult your tax adviser and Pruco Life of New Jersey representative. In addition, the amount of the Scheduled Premiums due thereafter under a Form A Contract will be reduced to reflect the lower face amount of insurance. Since a withdrawal under a Form A Contract may result in a decrease in the face amount of insurance, the Contract Fund may be reduced, not only by the amount withdrawn but also by a proportionate part of any applicable surrender charges, based upon the percentage reduction in face amount.

We will send replacement Contract pages showing the new face amount, new tabular values and, if applicable, a new table of surrender charges to owners of a Form A Contract who make a partial withdrawal.

Withdrawal of part of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide for benefits under the Contract. If such a withdrawal is followed by unfavorable investment experience, the Contract may lapse even if Scheduled Premiums continue to be paid when due. This is because, Pruco Life of New Jersey treats withdrawals as a return of premium for purposes of determining whether a lapse has occurred. Withdrawals from paid up Contracts may result in an increased mortality charge.

                             LAPSE AND REINSTATEMENT

If Scheduled Premiums are paid on or before each due date or received within 61 days after the Scheduled Premiums are due, (or missed premiums are paid later with interest) and there are no withdrawals, a Contract will remain in-force even if the investment results of that Contract's variable investment option[s] have been so unfavorable that the Contract Fund has decreased to zero or less.

In addition, even if a Scheduled Premium is not paid, the Contract will remain in-force as long as the Contract Fund on any Monthly date is equal to or greater than the Tabular Contract Fund Value on the next Monthly date. (A Table of Tabular Contract Fund Values is included in the Contract; the values increase with each year the Contract remains in-force.) This could occur because of such factors as favorable investment experience, deduction of less than the maximum permissible charges, or the previous payment of greater than Scheduled Premiums.

However, if a Scheduled Premium is not paid, and the Contract Fund is insufficient to keep the Contract in-force, the Contract will go into default. Should this happen, Pruco Life of New Jersey will send the Contract owner a notice of default setting forth the payment necessary to keep the Contract in-force on a premium paying basis. This payment must be received at a Home Office within the 61 day grace period after the notice of default is mailed or the Contract will lapse. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits, on page 33.

A Contract that has lapsed may be reinstated within three years after the date of default unless the Contract has been surrendered for its cash surrender value. To reinstate a lapsed Contract, Pruco Life of New Jersey requires renewed evidence of insurability, and submission of certain payments due under the Contract.

If a Contract does lapse, it may still provide some benefits. Those benefits are described under Options on Lapse, below.

Options on Lapse

If your Contract does lapse, it will still provide some benefits. You can receive the cash surrender value by making a request of Pruco Life of New Jersey prior to the end of the 61 day grace period. You may also choose one of the three forms of insurance described below for which no further premiums are payable.

1. Fixed Extended Term Insurance. With two exceptions explained below, if you do not communicate at all with Pruco Life of New Jersey, life insurance coverage will continue for a length of time that depends on the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), the amount of insurance, and the age and sex (except where unisex rates apply) of the insured. The insurance amount will be what it would have been on the date of default taking into account any Contract debt on that date. The amount will not change while the insurance stays in-force. This benefit is known as extended term insurance. If you request, we will tell you in writing how long the insurance will be in effect. Extended term insurance has a cash surrender value, but no loan value.

      Contracts issued on the lives of certain insureds in high risk rating classes and Contracts issued in connection with tax qualified pension plans will include a statement that extended term insurance will not be provided. In those cases, variable reduced paid-up insurance will be the automatic benefit provided on lapse.

2. Variable Reduced Paid-Up Insurance. Variable reduced paid-up insurance provides insurance coverage for the lifetime of the insured. The initial insurance amount will depend upon the cash surrender value on the date of default (which reflects the deduction of the deferred sales load, administrative charges, and Contract debt, if any), and the age and sex of the insured. This will be a new guaranteed minimum death benefit. Aside from this guarantee, the cash surrender value and the amount of insurance will vary with investment performance in the same manner as the paid-up Contract described earlier. See When a Contract Becomes Paid-Up, page 29. Variable reduced paid-up insurance has a loan privilege identical to that available on premium paying Contracts. See Loans, page 30. Acquisition of reduced paid-up insurance may result in your Contract becoming a Modified Endowment Contract. See Tax Treatment of Contract Benefits, below.

      As explained above, variable reduced paid-up insurance is the automatic benefit on lapse for Contracts issued on certain insureds. Owners of other Contracts who want variable reduced paid-up insurance must ask for it in writing, in a form that meets Pruco Life of New Jersey's needs, within three months of the date of default; it will be available to such Contract owners only if the initial amount of variable reduced paid-up insurance would be at least $5,000. This minimum is not applicable to Contracts for which variable reduced paid-up insurance is the automatic benefit upon lapse.

3. Payment of Cash Surrender Value. You can receive the cash surrender value by surrendering the Contract and making a written request in a form that meets Pruco Life of New Jersey's needs. If we receive the request after the 61-day grace period has expired, the cash surrender value will be the net value of any extended term insurance then in-force, or the net value of any reduced paid-up insurance then in-force, less any Contract debt. Surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits, below.

                                      TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see Taxation of the Fund, in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to ensure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

      o you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,


      o the Contract's death benefit will be income tax free to your beneficiary. However, your death benefit could be subject to estate tax.


Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to ensure that the Contract will qualify as life insurance.

Pre-Death Distributions. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

      Contracts Not Classified as Modified Endowment Contracts.

      o If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract will not eliminate the taxable income which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

      o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

      o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

      o Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.

      Modified Endowment Contracts.

      o The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

      o If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

      o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

      o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular variable investment options without causing you, instead of Pruco Life of New Jersey to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life of New Jersey reserves the right to make such changes as it deems necessary to assure that the Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract owners and will be made with such notice to affected Contract owners as is feasible under the circumstances.

Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

Tax-Qualified Pension Plans

You may have acquired the Contract to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. We issue such a Contract with a minimum face amount of $10,000, with increases and decreases in face amount in minimum increments of $10,000. The monthly charge for anticipated mortality costs and the scheduled premiums is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity contracts sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. Only certain riders are available for Contracts issued in connection with a tax-qualified pension plan. Fixed reduced paid-up insurance and payment of the cash surrender value are the only options on lapse available for a Contract issued in connection with a tax-qualified pension plan. See LAPSE AND REINSTATEMENT, page 32. Finally, a Contract issued in connection with a tax-qualified pension plan may not invest in the Real Property Account.

You should consult a qualified tax adviser before purchasing a Contract in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Contract for your particular plan.

                                LEGAL PROCEEDINGS


We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts.In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life of New Jersey has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life of New Jersey for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

Pruco Life of New Jersey's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life of New Jersey in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life of New Jersey's financial position.

                  ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH
                       BENEFITS, AND ACCUMULATED PREMIUMS

The following tables (T1 through T2) show how a Contract's death benefit and cash surrender values change with the investment performance of the Account. They are "hypothetical" because they are based, in part, upon several assumptions which are described below. The two tables assume the following:


o a Contract with a face amount of $75,000 bought by a 30 year old male, Preferred, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

o the Scheduled Premium of $1,200 is paid on each Contract anniversary and no loans are taken.

o maximum contractual charges, before any fee waivers, reimbursement of expenses, or expense reductions, if any, have been made.


o the Contract Fund has been invested in equal amounts in each of the 13 available portfolios of the Series Fund and no portion of the Contract Fund has been allocated to the fixed rate option or the Real Property Account.

The tables are not applicable to Contracts issued on a guaranteed issue basis or to Contracts where the risk classification is on a multiple life basis.

The tables reflect values applicable to both revised and original Contracts. However, these values are not applicable to the original Contracts where the death benefit has been increased to the Contract Fund divided by the net single premium.

The first table (page T1) assumes a Form A Contract has been purchased and the second table (page T2) assumes a Form B Contract has been purchased. Both assume the maximum contractual charges have been made from the beginning. Neither reflect the waiver of the front-end sales load nor the monthly additions to the Contract Fund that further reduce the cost of insurance charge. See CHARGES AND EXPENSES, page 14.

Under the Form B Contract, the death benefit changes to reflect investment returns. Under the Form A Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See Types of Death Benefit, page 25.

Finally, there are three assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other two assumptions are that investment performance will be at a uniform gross annual rate of 6% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 6% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values change with investment experience.

The first column in the following two tables (pages T1 and T2) show the Contract year. The second column, to provide context, shows what the aggregate amount would be if the Scheduled Premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next three columns show the death benefit payable in each of the years shown for the three different assumed investment returns. The last three columns show the cash surrender value payable in each of the years shown for the three different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.


A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Series Fund expenses. The net return reflects average total annual expenses of the 13 portfolios of 0.49%, and the daily deduction from the Contract Fund of 0.60% per year. Thus, based on the above assumptions, gross investment returns of 0%, 6% and 12% are the equivalent of net investment returns of -1.12%, 4.88% and 10.88%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.49% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Series Fund and under the Contract.

The Contract allows you to invest your net premium dollars in a variety of professionally managed funds. Fluctuating investment returns in these funds, together with the actual pattern of your premium payments, our Contract charges, and any loans and withdrawals you may make will generate different Contract values than those illustrated, even if the averages of the investment rates of return over the years were to match those illustrated. Because of this, we strongly recommend periodic Contract reviews with your Pruco Life of New Jersey representative. Reviews are an excellent way to monitor the performance of the policy against your expectations and to identify adjustments that may be necessary.

Your Pruco Life of New Jersey representative can provide you with a hypothetical illustration for your own age, sex and rating class.

                                  ILLUSTRATIONS

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                          FORM A -- FIXED DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 30
                        $75,000 GUARANTEED DEATH BENEFIT
                   ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)(2)                                Cash Surrender Value (1)(2)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (3)    (-1.12% Net)      (4.88% Net)     (10.88% Net)    (-1.12% Net)      (4.88% Net)     (10.88% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1            $  1,248        $75,000          $ 75,000        $   75,000       $   403          $    463        $      524
      2            $  2,546        $75,000          $ 75,000        $   75,000       $ 1,274          $  1,453        $    1,639
      3            $  3,896        $75,000          $ 75,000        $   75,000       $ 2,133          $  2,489        $    2,876
      4            $  5,300        $75,000          $ 75,000        $   75,000       $ 2,977          $  3,574        $    4,247
      5            $  6,760        $75,000          $ 75,000        $   75,000       $ 3,806          $  4,708        $    5,766
      6            $  8,278        $75,000          $ 75,000        $   75,000       $ 4,748          $  6,020        $    7,576
      7            $  9,857        $75,000          $ 75,000        $   75,000       $ 5,698          $  7,411        $    9,592
      8            $ 11,499        $75,000          $ 75,000        $   75,000       $ 6,629          $  8,855        $   11,807
      9            $ 13,207        $75,000          $ 75,000        $   75,000       $ 7,541          $ 10,355        $   14,243
     10            $ 14,984        $75,000          $ 75,000        $   75,000       $ 8,431          $ 11,910        $   16,923
     15            $ 24,989        $75,000          $ 75,000        $   97,129       $11,886          $ 19,973        $   34,279
     20            $ 37,163        $75,000          $ 75,000        $  150,989       $14,667          $ 29,882        $   61,973
     25            $ 51,974        $75,000          $ 88,377        $  222,846       $16,543          $ 41,848        $  105,522
     30            $ 69,994        $75,000          $103,030        $  319,982       $17,053          $ 55,684        $  172,938
     35            $ 91,918        $75,000          $117,055        $  452,431       $15,461          $ 71,387        $  275,920
     40            $115,023        $75,000          $126,011        $  628,549       $20,521          $ 85,531        $  426,634
     45            $143,135        $75,000          $135,149        $  872,002       $21,041          $100,578        $  648,944
     50            $177,336        $75,000          $144,731        $1,210,407       $12,472          $115,979        $  969,947
     55            $218,948        $75,000          $155,056        $1,683,833       $     0          $131,897        $1,432,336
     60            $269,574        $75,000          $166,597        $2,352,805       $     0          $148,295        $2,094,326
     65            $331,170        $75,000          $179,543        $3,302,276       $     0          $167,892        $3,087,991
     70            $406,109        $75,000          $196,517        $4,714,604       $     0          $196,517        $4,714,604

(1)   Assumes no Contract loan has been made.

(2) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,289.92. For a gross return of 6% the premium after age 65 will be $566.50. For a gross return of 12% the premium after age 65 will be $566.50. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T1

                  VARIABLE APPRECIABLE LIFE INSURANCE CONTRACT
                        FORM B -- VARIABLE DEATH BENEFIT
                           MALE PREFERRED ISSUE AGE 30
                        $75,000 GUARANTEED DEATH BENEFIT
                   ASSUME $1,200 ANNUAL PREMIUMS EACH YEAR (3)
                        USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)(2)                                Cash Surrender Value (1)(2)
                                ------------------------------------------------  ------------------------------------------------
                                     Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                   Premiums               Annual Investment Return of                        Annual Investment Return of
   End of        Accumulated    ------------------------------------------------  ------------------------------------------------
   Policy       at 4% Interest     0% Gross         6% Gross        12% Gross        0% Gross         6% Gross        12% Gross
    Year         Per Year (3)    (-1.12% Net)      (4.88% Net)     (10.88% Net)    (-1.12% Net)      (4.88% Net)     (10.88% Net)
   ------       --------------  --------------    -------------   --------------  --------------    -------------   --------------
      1            $  1,248        $75,558          $ 75,619        $   75,679       $   401          $    461        $      522
      2            $  2,546        $76,093          $ 76,271        $   76,457       $ 1,270          $  1,449        $    1,634
      3            $  3,896        $76,603          $ 76,958        $   77,343       $ 2,125          $  2,481        $    2,866
      4            $  5,300        $77,088          $ 77,682        $   78,352       $ 2,965          $  3,559        $    4,229
      5            $  6,760        $77,549          $ 78,445        $   79,496       $ 3,788          $  4,684        $    5,736
      6            $  8,278        $77,985          $ 79,248        $   80,792       $ 4,723          $  5,986        $    7,529
      7            $  9,857        $78,396          $ 80,094        $   82,255       $ 5,664          $  7,363        $    9,523
      8            $ 11,499        $78,781          $ 80,984        $   83,903       $ 6,586          $  8,789        $   11,708
      9            $ 13,207        $79,142          $ 81,922        $   85,760       $ 7,486          $ 10,265        $   14,104
     10            $ 14,984        $79,479          $ 82,909        $   87,847       $ 8,363          $ 11,793        $   16,730
     15            $ 24,989        $80,804          $ 88,672        $  102,699       $11,714          $ 19,582        $   33,609
     20            $ 37,163        $81,583          $ 96,081        $  148,302       $14,312          $ 28,810        $   60,871
     25            $ 51,974        $81,946          $105,566        $  219,144       $15,885          $ 39,505        $  103,769
     30            $ 69,994        $82,166          $117,645        $  314,881       $15,886          $ 51,364        $  170,180
     35            $ 91,918        $82,784          $132,949        $  445,398       $13,409          $ 63,574        $  271,631
     40            $118,090        $77,224          $132,119        $  618,848       $20,102          $ 74,997        $  420,049
     45            $149,932        $75,000          $131,832        $  858,607       $23,418          $ 86,345        $  638,975
     50            $188,672        $75,000          $132,365        $1,191,870       $19,385          $ 97,039        $  955,093
     55            $235,806        $75,000          $134,109        $1,658,099       $     0          $107,551        $1,410,446
     60            $293,152        $75,000          $137,707        $2,316,897       $     0          $118,171        $2,062,363
     65            $362,921        $75,000          $143,685        $3,251,926       $     0          $132,146        $3,040,909
     70            $447,807        $75,000          $155,493        $4,642,768       $     0          $155,493        $4,642,768

(1)   Assumes no Contract loan has been made.

(2) Values shown in the table are applicable to both the original Contracts (the "1984 Contracts") and the revised Contracts that first began to be issued in September of 1986 (the "1986 Contracts"), except where the death benefit has been increased to the Contract fund divided by the net single premium, in which case the cash surrender value and death benefit figures shown are applicable only to the 1986 Contracts. This first occurs at the time when the 1984 Contracts would become paid-up.

(3) For a hypothetical gross investment return of 0%, the premium after age 65 will be $3,904.74. For a gross return of 6% the premium after age 65 will be $1,110.86. For a gross return of 12% the premium after age 65 will be $566.50. The premiums accumulated at 4% interest in column 2 are those payable if the gross investment return is 6%. For an explanation of why the scheduled premium may increase on the premium change date, see Premiums.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rates of inflation. The death benefit and cash surrender value for a contract would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life of New Jersey or the Series Fund that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T2

                             ADDITIONAL INFORMATION

Pruco Life of New Jersey has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, or by telephoning (800) SEC-0330, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each contract owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Further information may also be obtained from Pruco Life of New Jersey. Its address and telephone number are set forth on the inside front cover of this prospectus.

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

attained age--The insured's age on the Contract date plus the number of Contract years since then.

cash surrender value--The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and applicable surrender charges.

Contract--Pruco Life of New Jersey Variable Appreciable Life Insurance Policy, an individual variable life insurance contract.

Contract anniversary--The same date as the Contract date in each later year.

Contract date--The date the Contract is issued, as specified in the Contract.

Contract debt--The principal amount of all outstanding loans plus any interest accrued date.

Contract Fund--The total amount at any time credited to the Contract. On any date, it is equal to the sum of the amounts in all variable investment options and the fixed rate option, and the principal amount of any Contract debt plus any interest earned.

Contract owner--You. Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract year--A year that starts on the Contract date or on a Contract anniversary.

death benefit--The amount payable upon the death of the insured before the deduction of any outstanding Contract debt.

face amount--The amount[s] of life insurance as shown in the Contract's schedule of face amounts.

Fixed rate option--An investment option under which interest is accrued daily at a rate that Pruco Life of New Jersey declares periodically, but not less than an effective annual rate of 4%.

issue age--The insured's age as of the Contract date.

loan value--The maximum amount that a Contract owner may borrow.

Monthly date--The Contract date and the same date in each subsequent month.

Pruco Life Insurance Company of New Jersey--Us, we, our, Pruco Life of New Jersey. The company offering the contract.

Pruco Life of New Jersey Variable Appreciable Account (the "Account")--A separate account of Pruco Life of New Jersey registered as a unit investment trust under the Investment Company Act of 1940.

The Prudential Series Fund, Inc. (the "Series Fund")--A mutual fund with separate portfolios, one or more of which may be chosen as an underlying investment for the Contract.


Good Order--An instruction received at our Home Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.


Schedule Premiums--Your Contract sets forth a Scheduled Premium which is payable annually, semi-annually, quarterly or monthly. If you make this payment on time, it may prevent your policy from lapsing due to unfavorable investment experience.

subaccount--An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Series Fund.

us, we, our--Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey ").

valuation period--The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Series Fund are calculated, which is generally at 4:00 p.m. Eastern time on each day during which the New York Stock Exchange is open.

variable investment option--Any of the portfolios available in the Series Fund and/or the Pruco Life of New Jersey Variable Contract Real Property Account.

you--The owner of the Contract.

To Learn More About Pruco Life of New Jersey Variable Appreciable Life

To learn more about the Pruco Life of New Jersey Variable Appreciable Life policy, you can request a copy of the Statement of Additional Information ("SAI") dated May 1, 2003, or view online at www.prudential.com. See the Table of Contents of the SAI below.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY ............................................   1
   Description of Pruco Life Insurance Company of New Jersey ...............   1
   Control of Pruco Life Insurance Company of New Jersey ...................   1
   State Regulation ........................................................   1
   Records .................................................................   2
   Services and Third Party Administration Agreements ......................   2

INITIAL PREMIUM PROCESSING .................................................   2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS ........................   3
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits .....   3
   How a Type A and B Contract's Death Benefit Will Vary ...................   3
   Right to Exchange a Contract for a Fixed-Benefit Insurance Policy .......   4
   Reports to Contract Owners ..............................................   4

UNDERWRITING PROCEDURES ....................................................   5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT ..........................   5

DISTRIBUTION AND COMMISSIONS ...............................................   6
   Service Fees ............................................................   6

EXPERTS ....................................................................   6

PERFORMANCE DATA ...........................................................   6
   Average Annual Total Return .............................................   6
   Non-Standard Total Return ...............................................   6
   Money Market Subaccount Yield ...........................................   7

FINANCIAL STATEMENTS .......................................................   7

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, Registration No. 2-89780. All of these filings can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 942-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the Pruco Life of New Jersey Variable Appreciable Life SAI, material incorporated by reference, and other information about Pruco Life of New Jersey. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102.


You can call us at 1-800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, or other documents. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102


Investment Company Act of 1940, Registration No. 811-3974.

STATEMENT OF ADDITIONAL INFORMATION

Pruco Life of New Jersey Variable Appreciable Account
Pruco Life Insurance Company of New Jersey

                          Variable Appreciable Life(R)
                               Insurance Contracts

This Statement of Additional Information in not a prospectus. Please review the Prospectus, which contains information concerning the Contracts described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-778-2255. You can also view the Statement of Additional Information located with the Prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the Prospectus.

                   Pruco Life Insurance Company of New Jersey
                              213 Washington Street
                            Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related Prospectus is May 1, 2003.

                                TABLE OF CONTENTS

                                                                            Page
GENERAL INFORMATION AND HISTORY ............................................   1
   Description of Pruco Life Insurance Company of New Jersey ...............   1
   Control of Pruco Life Insurance Company of New Jersey ...................   1
   State Regulation ........................................................   1
   Records .................................................................   1
   Services and Third Party Administration Agreements ......................   1

INITIAL PREMIUM PROCESSING .................................................   2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS ........................   3
   Legal Considerations Relating to Sex-Distinct Premiums and Benefits .....   3
   How a Type A and B Contract's Death Benefit Will Vary ...................   3
   Right to Exchange a Contract for a Fixed-Benefit Insurance Policy .......   4
   Reports to Contract Owners ..............................................   4

UNDERWRITING PROCEDURES ....................................................   5

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT ..........................   5

DISTRIBUTION AND COMMISSIONS ...............................................   5
   Service Fees ............................................................   5

EXPERTS ....................................................................   5

PERFORMANCE DATA ...........................................................   5
   Average Annual Total Return .............................................   5
   Non-Standard Total Return ...............................................   6
   Money Market Subaccount Yield ...........................................   6

FINANCIAL STATEMENTS .......................................................   6

                         GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company of New Jersey

Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") is a stock life insurance company, organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Pruco Life of New Jersey's principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company of New Jersey

Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services. The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777.

As Pruco Life of New Jersey's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the contract or policy.

State Regulation

Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Home Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $63,004,185 in 2002, $41,687,725 in 2001, and $23,746,960 in 2000.

Pruco Life of New Jersey and Prudential have entered into an agreement under which Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential's Alliance Account, Prudential's retained asset settlement option. Pruco Life of New Jersey transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes this settlement option and a check book on which they may write checks. Pruco Life of New Jersey pays no fees or other compensation to Prudential under this agreement.

Pruco Life of New Jersey and Prudential entered into a Reinsurance Agreement under which Pruco Life of New Jersey may offer and Prudential may accept reinsurance of life insurance benefits in excess of stated limits of retention. Our individual life reinsurance treaties covering Pruco Life of New Jersey's Variable Appreciable Life provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.

Pruco Life of New Jersey and Prudential entered into an administrative agreement with First Tennessee Bank National Association ("First Express"), in which First Express provides remittance processing expertise and research and development capabilities providing Pruco Life of New Jersey and Prudential with the benefits of remittance processing, improved quality, increased productivity, decreased costs, and improved service levels. Fees for such services vary monthly, depending on the number of remittances and processing methods used for varying types of remittance. Under this Agreement, First Express received $4,400,848 in 2002, $4,500,284 in 2001, and $5,992,000 in 2000 from Pruco Life of New Jersey and Prudential for services rendered. First Tennessee Bank National Association's principal business address is 165 Madison Avenue, Memphis, Tennessee 38103. A chart showing fees that Pruco Life of New Jersey and Prudential pay for remittance processing is shown below.

--------------------------------------------------------------------------------
                           Remittance Processing Fees
--------------------------------------------------------------------------------
Total # of remittances per month       Less than     4,500,001 to   Greater than
                                       4,500,000       5,600,000      5,600,000
--------------------------------------------------------------------------------
Power Encode and single item payments    $.0906          $.0869         $.0817
--------------------------------------------------------------------------------
Multiple item payments                   $.1614          $.1408         $.1323
--------------------------------------------------------------------------------
Unprocessable payments                   $.0900          $.0900         $.0900
--------------------------------------------------------------------------------
Express mail payments                     $.40            $.40           $.40
--------------------------------------------------------------------------------
Cash payments                            $1.25           $1.25          $1.25
--------------------------------------------------------------------------------

                           INITIAL PREMIUM PROCESSING

In general, the invested portion of the initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective owner, Pruco Life of New Jersey will follow certain insurance underwriting (i.e. evaluation of risk) procedures designed to determine whether the proposed insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed insured before a determination can be made. A Contract cannot be issued until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective owner who pays the initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total death benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date as of which the insurance age of the proposed insured is determined. It represents the first day of the Contract year and the commencement of the suicide and contestable periods for purposes of the initial face amount of insurance.

If the initial premium is received on or before the Contract is issued, the premium will be applied as of the Contract date. If an unusual delay is encountered in the underwriting procedure (for example, if a request for further information is not met promptly), the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the initial premium paid is less than the initial premium, the Contract Date will be determined as described above. Upon receipt of the balance of the initial premium, the total premiums received will be applied as of the date that the initial premium was satisfied.

If the initial premium is received after the Contract Date, it will be applied as of the date of receipt.

There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months. In any event, the Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the initial premium is received, charges due prior to the initial premium receipt date will be deducted from the initial premium.

                          ADDITIONAL INFORMATION ABOUT
                             OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on males rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A and B Contract's Death Benefit Will Vary

As described earlier, there are two forms of the Contract, Form A and Form B. Moreover, in September 1986 Pruco Life of New Jersey began issuing revised versions of both Form A and Form B Contracts. The primary difference between the original Contract and the revised Contract is that the original Contract may become paid-up, while the death benefit under the revised Contract operates differently and will not become paid-up.

1. Original Contracts:

(A) If a Form A Contract is chosen, the death benefit will not vary (except for Contracts issued on insureds of age 14 or less) regardless of the payment of additional premiums or the investment results of the selected investment options, unless the Contract becomes paid-up. The death benefit does reflect a deduction for the amount of any Contract debt.

(B) If a Form B Contract is chosen, the death benefit will vary with investment experience and premium payments. Assuming no Contract debt, the death benefit under a Form B Contract will, on any day, be equal to the face amount of insurance plus the amount (if any) by which the Contract Fund value exceeds the applicable "Tabular Contract Fund Value" for the Contract. The "Tabular Contract Fund Value" for each Contract year is an amount that is slightly less than the Contract Fund value that would result as of the end of such year if:

      (1)   you paid only Scheduled Premiums;

      (2)   you paid Scheduled Premiums when due;

      (3) your selected investment options earned a net return at a uniform rate of 4% per year;

      (4)   we deducted full mortality charges based upon the 1980 CSO Table;

      (5)   we deducted maximum sales load and expense charges; and

      (6)   there was no Contract debt.

Each Contract contains a table that sets forth the Tabular Contract Fund Value as of the end of each of the first 20 years of the Contract. Tabular Contract Fund Values between Contract anniversaries are determined by interpolation.

Thus, under a Form B Contract with no Contract debt, the death benefit will equal the face amount if the Contract Fund equals the Tabular Contract Fund Value. If, due to investment results greater than a net return of 4%, or to greater than Scheduled Premiums, or to lesser than maximum charges, the Contract Fund value is a given amount greater than the Tabular Contract Fund Value, the death benefit will be the face amount plus that excess amount. If, due to investment results less favorable than a net return of 4%, the Contract Fund value is less than the Tabular Contract Fund Value, and the Contract nevertheless remains in-force because Scheduled Premiums have been paid, the death benefit will not fall below the initial face amount stated in the Contract. The death benefit will also reflect a deduction for the amount of any Contract debt. Any unfavorable investment experience must subsequently be offset before favorable investment results or greater than Scheduled Premiums will increase the death benefit.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

2. Revised Contracts:

Under the revised Contracts issued since September 1986, the death benefit will be calculated as follows:

(A) Under a Form A Contract, the death benefit will be the greater of (1) the face amount; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. In other words, the second alternative ensures that the death benefit will not be less than the amount of life insurance that could be provided for an invested single premium amount equal to the amount of the Contract Fund.

(B) Under a Form B Contract, the death benefit will be the greater of (1) the face amount plus the excess, if any, of the Contract Fund over the Tabular Contract Fund Value; or (2) the Contract Fund divided by the net single premium per $1 of death benefit at the insured's attained age on that date. Thus, under the revised Contracts, the death benefit may be increased based on the size of the Contract Fund and the insured's attained age and sex. This ensures that the Contract will satisfy the Internal Revenue Code's definition of life insurance. The net single premium is used only in the calculation of the death benefit, not for premium payment purposes. The following is a table of illustrative net single premiums for $1 of death benefit.

--------------------------------------   ---------------------------------------
                          Increase in                               Increase in
   Male     Net Single     Insurance      Female     Net Single      Insurance
Attained     Premium     Amount Per $1   Attained     Premium      Amount Per $1
   Age                    Increase in       Age                     Increase in
                            Contract                                  Contract
                              Fund                                      Fund
--------------------------------------   ---------------------------------------

    5         .09884         $10.12          5         .08198          $12.20
   25         .18455         $ 5.42         25         .15687          $ 6.37
   35         .25596         $ 3.91         35         .21874          $ 4.57
   55         .47352         $ 2.11         55         .40746          $ 2.45
   65         .60986         $ 1.64         65         .54017          $ 1.85
--------------------------------------   ---------------------------------------

Whenever the death benefit is determined in this way, Pruco Life of New Jersey reserves the right to refuse to accept further premium payments, although in practice the payment of the average of all premiums paid over the last five years will generally be allowed.

You may also increase or decrease the face amount of your Contract, subject to certain conditions.

Right to Exchange a Contract for a Fixed-Benefit Insurance Policy

The only right to exchange the Contract for a fixed-benefit contract is provided by allowing Contract owners to transfer their entire Contract Fund to the fixed rate option at any time within two years of any increase in face amount with respect to the amount of the increase. This is done without regard to the otherwise applicable limit of four transfers per year. This conversion right will also be provided if the Series Fund or one of its portfolios has a material change in its investment policy.

Reports to Contract Owners

Once each year, Pruco Life of New Jersey will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports to the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

                             UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Client Acquisition Process (CAP).

When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using CAP, a registered representative typically collects enough applicant information to start the underwriting process. The representative will forward the information to our underwriting unit, which will call the applicant directly to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding ours willingness to accept the risk, and the price at which we will accept the risk. We will issuance the insurance policy when the risk has been accepted and priced.

                ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the basic insurance amount of the Contract.

                          DISTRIBUTION AND COMMISSIONS

Service Fees

Pruco Life of New Jersey and its affiliates may receive compensation from certain investment advisers, administrators, and/or distributors (and/or affiliates thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. There were no amounts paid as commissions to Prusec during the past three years for serving as principal underwriter of the variable insurance contracts issued by Pruco Life of New Jersey. We may also receive a portion of the 12b-1 fees, if any, and service fees deducted from portfolio assets as reimbursement for administrative or other services we render to the portfolios. Some advisers, administrators, distributors, or portfolios may pay us more than others.

                                     EXPERTS

The financial statements of Pruco Life of New Jersey as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Account as of December 31, 2002 and for each of the three years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in the Registration Statement have been examined by Pamela A. Schiz, MAAA, FSA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the Registration statement.

                                PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "hypothetical performance data"). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The "total return" figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if Pruco Life of New Jersey's Variable Appreciable Life had been investing in that subaccount during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with Pruco Life of New Jersey's Variable Appreciable Life are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                              FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                                     SUBACCOUNTS
                                             -------------------------------------------------------------------------------------
                                               PRUDENTIAL        PRUDENTIAL                          PRUDENTIAL        PRUDENTIAL
                                                 MONEY          DIVERSIFIED        PRUDENTIAL        FLEXIBLE         CONSERVATIVE
                                                MARKET             BOND              EQUITY           MANAGED           BALANCED
                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                             -------------     -------------     -------------     -------------     -------------
ASSETS
  Investment in the portfolios, at value     $ 198,032,702     $  38,083,739     $ 107,818,976     $ 173,139,660     $  89,679,968
                                             -------------     -------------     -------------     -------------     -------------
  Net Assets ............................    $ 198,032,702     $  38,083,739     $ 107,818,976     $ 173,139,660     $  89,679,968
                                             =============     =============     =============     =============     =============

NET ASSETS, representing:
  Accumulation units ....................    $ 198,032,702     $  38,083,739     $ 107,818,976     $ 173,139,660     $  89,679,968
                                             -------------     -------------     -------------     -------------     -------------
                                             $ 198,032,702     $  38,083,739     $ 107,818,976     $ 173,139,660     $  89,679,968
                                             =============     =============     =============     =============     =============

  Units outstanding .....................      172,737,737        10,678,553        19,923,233        43,783,047        25,819,049
                                             =============     =============     =============     =============     =============

  Portfolio shares held .................       19,803,270         3,519,754         6,845,649        13,795,989         7,214,800
  Portfolio net asset value per share ...    $       10.00     $       10.82     $       15.75     $       12.55     $       12.43
  Investment in portfolio shares, at cost    $ 198,032,702     $  37,782,671     $ 152,798,991     $ 220,533,393     $ 102,314,564



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                                     SUBACCOUNTS
                                             -------------------------------------------------------------------------------------
                                               PRUDENTIAL        PRUDENTIAL                          PRUDENTIAL        PRUDENTIAL
                                                 MONEY          DIVERSIFIED        PRUDENTIAL        FLEXIBLE         CONSERVATIVE
                                                MARKET             BOND              EQUITY           MANAGED           BALANCED
                                               PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                             -------------     -------------     -------------     -------------     -------------
INVESTMENT INCOME
  Dividend income .......................    $     196,833     $   3,276,955     $   1,122,984     $   5,625,811     $           0
                                             -------------     -------------     -------------     -------------     -------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................           61,871           183,787           756,051         1,166,085           593,026
  Reimbursement for excess expenses .....           (2,656)          (12,073)         (116,115)         (406,137)         (152,831)
                                             -------------     -------------     -------------     -------------     -------------

NET EXPENSES ............................           59,215           171,714           639,936           759,948           440,195
                                             -------------     -------------     -------------     -------------     -------------

NET INVESTMENT INCOME (LOSS) ............          137,618         3,105,241           483,048         4,865,863          (440,195)
                                             -------------     -------------     -------------     -------------     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..                0                 0                 0                 0           250,641
  Realized gain (loss) on shares redeemed                0            (9,455)       (2,321,943)       (1,825,387)         (432,890)
  Net change in unrealized gain (loss)
    on investments ......................                0          (843,675)      (31,063,664)      (29,753,343)       (8,843,882)
                                             -------------     -------------     -------------     -------------     -------------

NET GAIN (LOSS) ON INVESTMENTS ..........                0          (853,130)      (33,385,607)      (31,578,730)       (9,026,131)
                                             -------------     -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............    $     137,618     $   2,252,111     $ (32,902,559)    $ (26,712,867)    $  (9,466,326)
                                             =============     =============     =============     =============     =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                              SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL                                            PRUDENTIAL                          PRUDENTIAL
    HIGH YIELD        PRUDENTIAL        PRUDENTIAL         NATURAL          PRUDENTIAL        GOVERNMENT       PRUDENTIAL
       BOND           STOCK INDEX          VALUE          RESOURCES           GLOBAL            INCOME         JENNISON
    PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
  -------------     -------------     -------------     -------------     -------------     -------------    -------------

  $ 184,922,228     $  51,411,010     $  10,121,432     $   4,747,673     $   4,405,221     $   3,844,832    $  12,804,702
  -------------     -------------     -------------     -------------     -------------     -------------    -------------
  $ 184,922,228     $  51,411,010     $  10,121,432     $   4,747,673     $   4,405,221     $   3,844,832    $  12,804,702
  =============     =============     =============     =============     =============     =============    =============


  $ 184,922,228     $  51,411,010     $  10,121,432     $   4,747,673     $   4,405,221     $   3,844,832    $  12,804,702
  -------------     -------------     -------------     -------------     -------------     -------------    -------------
  $ 184,922,228     $  51,411,010     $  10,121,432     $   4,747,673     $   4,405,221     $   3,844,832    $  12,804,702
  =============     =============     =============     =============     =============     =============    =============

     81,584,506        46,575,357         2,623,251         1,045,158         3,616,814         1,379,673        8,733,363
  =============     =============     =============     =============     =============     =============    =============

     40,288,067         2,134,122           736,104           212,424           388,125           307,587        1,001,150
  $        4.59     $       24.09     $       13.75     $       22.35     $       11.35     $       12.50    $       12.79
  $ 201,275,707     $  69,912,633     $  13,567,106     $   4,426,037     $   7,338,297     $   3,705,750    $  25,087,635


------------------
      PRUDENTIAL
         SMALL
   CAPITALIZATION
   STOCK PORTFOLIO
   ---------------


    $   5,223,615
    -------------
    $   5,223,615
    =============


    $   5,223,615
    -------------
    $   5,223,615
    =============

        2,684,228
    =============

          404,618
    $       12.91
    $   5,666,888



                                                              SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL                                            PRUDENTIAL                          PRUDENTIAL
    HIGH YIELD        PRUDENTIAL        PRUDENTIAL         NATURAL          PRUDENTIAL        GOVERNMENT       PRUDENTIAL
       BOND           STOCK INDEX          VALUE          RESOURCES           GLOBAL            INCOME         JENNISON
    PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
  -------------     -------------     -------------     -------------     -------------     -------------    -------------
  $  13,370,658     $     758,938     $     165,643     $      55,409     $     505,545     $   2,330,538    $      33,734
  -------------     -------------     -------------     -------------     -------------     -------------    -------------




        594,988           297,612            70,870            45,047           124,264           195,439           94,360
              0                 0                 0                 0                 0                 0                0
  -------------     -------------     -------------     -------------     -------------     -------------    -------------

        594,988           297,612            70,870            45,047           124,264           195,439           94,360
  -------------     -------------     -------------     -------------     -------------     -------------    -------------

     12,775,670           461,326            94,773            10,362           381,281         2,135,099          (60,626)
  -------------     -------------     -------------     -------------     -------------     -------------    -------------



              0           756,603                 0           113,170                 0            10,185                0
       (213,784)       (4,977,977)         (271,466)         (405,450)      (16,732,870)        3,456,959       (1,504,757)

     (5,607,860)      (13,226,597)       (2,901,502)        1,059,928        12,925,399            81,966       (4,518,835)
  -------------     -------------     -------------     -------------     -------------     -------------    -------------

     (5,821,644)      (17,447,971)       (3,172,968)          767,648        (3,807,471)        3,549,110       (6,023,592)
  -------------     -------------     -------------     -------------     -------------     -------------    -------------


  $   6,954,026     $ (16,986,645)    $  (3,078,195)    $     778,010     $  (3,426,190)    $   5,684,209    $  (6,084,218)
  =============     =============     =============     =============     =============     =============    =============



------------------
      PRUDENTIAL
         SMALL
   CAPITALIZATION
   STOCK PORTFOLIO
   ---------------

    $     301,139
    -------------




          146,821
                0
    -------------

          146,821
    -------------

          154,318
    -------------



          705,699
        8,875,583

       (6,116,689)
    -------------

        3,464,593
    -------------


    $   3,618,911
    =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                            T. ROWE PRICE    AIM V.I.      JANUS          MFS        AMERICAN
                                            INTERNATIONAL    PREMIER       ASPEN       EMERGING       CENTURY
                                                STOCK        EQUITY       GROWTH        GROWTH       VP VALUE
                                              PORTFOLIO       FUND       PORTFOLIO      SERIES         FUND
                                             ---------     ---------     ---------     ---------     ---------
ASSETS
  Investment in the portfolios, at value     $  71,056     $ 258,082     $ 343,515     $ 121,919     $  93,567
                                             ---------     ---------     ---------     ---------     ---------
  Net Assets ............................    $  71,056     $ 258,082     $ 343,515     $ 121,919     $  93,567
                                             =========     =========     =========     =========     =========

NET ASSETS, representing:
  Accumulation units ....................    $  71,056     $ 258,082     $ 343,515     $ 121,919     $  93,567
                                             ---------     ---------     ---------     ---------     ---------
                                             $  71,056     $ 258,082     $ 343,515     $ 121,919     $  93,567
                                             =========     =========     =========     =========     =========

  Units outstanding .....................      130,786       502,694       755,177       308,805        80,428
                                             =========     =========     =========     =========     =========

  Portfolio shares held .................        7,673        15,911        23,512        10,237        15,314
  Portfolio net asset value per share ...    $    9.26     $   16.22     $   14.61     $   11.91     $    6.11
  Investment in portfolio shares, at cost    $ 105,476     $ 473,762     $ 571,593     $ 201,278     $ 101,715



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                        SUBACCOUNTS
                                            ------------------------------------------------------------------
                                            T. ROWE PRICE    AIM V.I.      JANUS          MFS        AMERICAN
                                            INTERNATIONAL    PREMIER       ASPEN       EMERGING       CENTURY
                                                STOCK        EQUITY       GROWTH        GROWTH       VP VALUE
                                              PORTFOLIO       FUND       PORTFOLIO      SERIES         FUND
                                             ---------     ---------     ---------     ---------     ---------
INVESTMENT INCOME
  Dividend income .......................    $     759     $   1,042     $       0     $       0     $     512
                                             ---------     ---------     ---------     ---------     ---------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................          685         2,154         3,517           886           677
  Reimbursement for excess expenses .....            0             0             0             0             0
                                             ---------     ---------     ---------     ---------     ---------

NET EXPENSES ............................          685         2,154         3,517           886           677
                                             ---------     ---------     ---------     ---------     ---------

NET INVESTMENT INCOME (LOSS) ............           74        (1,112)       (3,517)         (886)         (165)
                                             ---------     ---------     ---------     ---------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..           76             0             0             0         3,312
  Realized gain (loss) on shares redeemed       (2,439)      (10,103)      (10,573)      (19,633)         (362)
  Net change in unrealized gain (loss)
    on investments ......................      (13,638)      (94,894)     (111,624)      (43,188)      (13,811)
                                             ---------     ---------     ---------     ---------     ---------

NET GAIN (LOSS) ON INVESTMENTS ..........      (16,001)     (104,997)     (122,197)      (62,821)      (10,861)
                                             ---------     ---------     ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............    $ (15,927)    $(106,109)    $(125,714)    $ (63,707)    $ (11,026)
                                             =========     =========     =========     =========     =========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                 PROUDENTIAL                                   PRUDENTIAL    JANUS ASPEN
   FRANKLIN      SP ALLIENACE    PRUDENTIAL      PRUDENTIAL    SP INVESCO     AGGRESSIVE     JANUS ASPEN    PRUDENTIAL
   TEMPLETON      LARGE CAP       SP DAVIS      SP SMALL/MID  SMALL COMPANY     GROWTH        BALANCED       SP PIMCO
   SMALL CAP       GROWTH          VALUE         CAP VALUE       GROWTH       PORTFOLIO-      PORTFOLIO-   TOTAL RETURN
     FUND         PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO    SERVICE SHARES  SERVICE SHARES  PORTFOLIO
   ---------     ------------    ---------      ------------  ------------- --------------  -------------- ------------

   $ 126,620      $ 137,325      $ 507,509      $ 485,292      $  80,647      $  41,694      $  47,041      $ 845,339
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
   $ 126,620      $ 137,325      $ 507,509      $ 485,292      $  80,647      $  41,694      $  47,041      $ 845,339
   =========      =========      =========      =========      =========      =========      =========      =========


   $ 126,620      $ 137,325      $ 507,509      $ 485,292      $  80,647      $  41,694      $  47,041      $ 845,339
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
   $ 126,620      $ 137,325      $ 507,509      $ 485,292      $  80,647      $  41,694      $  47,041      $ 845,339
   =========      =========      =========      =========      =========      =========      =========      =========

     251,394        212,842        638,722        551,045        118,669        126,265         53,895        737,892
   =========      =========      =========      =========      =========      =========      =========      =========

       9,970         27,301         66,602         50,134         16,663          2,669          2,206         74,088
   $   12.70      $    5.03      $    7.62      $    9.68      $    4.84      $   15.62      $   21.32      $   11.41
   $ 181,099      $ 154,059      $ 533,511      $ 530,651      $  88,458      $  52,613      $  50,349      $ 824,398



                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                 PROUDENTIAL                                   PRUDENTIAL    JANUS ASPEN
   FRANKLIN      SP ALLIENACE    PRUDENTIAL      PRUDENTIAL    SP INVESCO     AGGRESSIVE     JANUS ASPEN    PRUDENTIAL
   TEMPLETON      LARGE CAP       SP DAVIS      SP SMALL/MID  SMALL COMPANY     GROWTH        BALANCED       SP PIMCO
   SMALL CAP       GROWTH          VALUE         CAP VALUE       GROWTH       PORTFOLIO-      PORTFOLIO-   TOTAL RETURN
     FUND         PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO    SERVICE SHARES  SERVICE SHARES  PORTFOLIO
   ---------     ------------    ---------      ------------  ------------- --------------  -------------- ------------

   $     377      $       0      $      11      $   2,103      $       0      $       0      $   1,149      $  12,127
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------




         880            265            953            695             89             70            106          1,289
           0              0              0              0              0              0              0              0
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

         880            265            953            695             89             70            106          1,289
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

        (503)          (265)          (942)         1,408            (89)           (70)         1,043         10,838
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------



           0              0              0              0              0              0              0              3
     (13,069)        (2,023)        (3,707)        (4,076)        (2,064)        (2,583)        (3,266)         1,078

     (41,036)       (16,828)       (26,899)       (45,480)        (7,827)        (9,362)        (3,391)        21,670
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

     (54,105)       (18,851)       (30,606)       (49,556)        (9,891)       (11,945)        (6,657)        22,751
   ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------


   $ (54,608)     $ (19,116)     $ (31,548)     $ (48,148)     $  (9,980)     $ (12,015)     $  (5,614)     $  33,589
   =========      =========      =========      =========      =========      =========      =========      =========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                         SUBACCOUNTS
                                             --------------------------------------------------------------------
                                             PRUDENTIAL    JANUS ASPEN   PRUDENTIAL    PRUDENTIAL     PRUDENTIAL
                                              SP PIMCO    SERIES GROWTH   SP LARGE      SP AIM     SP MFS CAPITAL
                                             HIGH YIELD    PORTFOLIO-    CAP VALUE    CORE EQUITY   OPPORTUNITIES
                                             PORTFOLIO   SERVICE SHARES  PORTFOLIO     PORTFOLIO      PORTFOLIO
                                             ----------  --------------  ----------   -----------  --------------
ASSETS
  Investment in the portfolios, at value     $ 190,623     $  95,541     $ 198,083     $  69,463     $  55,062
                                             ---------     ---------     ---------     ---------     ---------
  Net Assets ............................    $ 190,623     $  95,541     $ 198,083     $  69,463     $  55,062
                                             =========     =========     =========     =========     =========

NET ASSETS, representing:
  Accumulation units ....................    $ 190,623     $  95,541     $ 198,083     $  69,463     $  55,062
                                             ---------     ---------     ---------     ---------     ---------
                                             $ 190,623     $  95,541     $ 198,083     $  69,463     $  55,062
                                             =========     =========     =========     =========     =========

  Units outstanding .....................      188,324       147,070       249,654        89,284        95,349
                                             =========     =========     =========     =========     =========

  Portfolio shares held .................       20,788         6,598        25,363        12,584        11,012
  Portfolio net asset value per share ...    $    9.17     $   14.48     $    7.81     $    5.52     $    5.00
  Investment in portfolio shares, at cost    $ 189,793     $ 108,723     $ 211,230     $  73,895     $  57,569



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                         SUBACCOUNTS
                                             --------------------------------------------------------------------
                                             PRUDENTIAL    JANUS ASPEN   PRUDENTIAL    PRUDENTIAL     PRUDENTIAL
                                              SP PIMCO    SERIES GROWTH   SP LARGE      SP AIM     SP MFS CAPITAL
                                             HIGH YIELD    PORTFOLIO-    CAP VALUE    CORE EQUITY   OPPORTUNITIES
                                             PORTFOLIO   SERVICE SHARES  PORTFOLIO     PORTFOLIO      PORTFOLIO
                                             ----------  --------------  ----------   -----------  --------------
INVESTMENT INCOME
  Dividend income .......................    $   6,994     $       0     $   1,814     $       0     $       0
                                             ---------     ---------     ---------     ---------     ---------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................          334           120           213            89            54
  Reimbursement for excess expenses .....            0             0             0             0             0
                                             ---------     ---------     ---------     ---------     ---------

NET EXPENSES ............................          334           120           213            89            54
                                             ---------     ---------     ---------     ---------     ---------

NET INVESTMENT INCOME (LOSS) ............        6,660          (120)        1,601           (89)          (54)
                                             ---------     ---------     ---------     ---------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..            0             0             0             0             0
  Realized gain (loss) on shares redeemed         (807)       (1,710)       (1,605)         (984)         (608)
  Net change in unrealized gain (loss)
    on investments ......................          965       (13,189)      (13,152)       (4,437)       (2,514)
                                             ---------     ---------     ---------     ---------     ---------

NET GAIN (LOSS) ON INVESTMENTS ..........          158       (14,899)      (14,757)       (5,421)       (3,122)
                                             ---------     ---------     ---------     ---------     ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............    $   6,818     $ (15,019)    $ (13,156)    $  (5,510)    $  (3,176)
                                             =========     =========     =========     =========     =========



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

                                                  SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                    PRUDENTIAL     PRUDENTIAL     PRUDENTIAL
    PRUDENTIAL     PRUDENTIAL    SP PRUDENTIAL     SP AIM       PRUDENTIAL  SP CONSERVATIVE  SP BALANCED     SP GROWTH
  SP STRATEGIC      SP MID      U.S. EMERGING    AGGRESSIVE    SP ALLIANCE       ASSET          ASSET          ASSET
 PARTNERS FOCUSED  CAP GROWTH       GROWTH         GROWTH       TECHNOLOGY     ALLOCATION     ALLOCATION     ALLOCATION
GROWTH PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------  ----------   --------------   ----------    -----------  ---------------  -----------     ----------

    $  44,706      $ 147,062      $ 180,923      $  85,469      $  44,328      $ 152,147      $ 259,228      $ 352,914
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
    $  44,706      $ 147,062      $ 180,923      $  85,469      $  44,328      $ 152,147      $ 259,228      $ 352,914
    =========      =========      =========      =========      =========      =========      =========      =========


    $  44,706      $ 147,062      $ 180,923      $  85,469      $  44,328      $ 152,147      $ 259,228      $ 352,914
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
    $  44,706      $ 147,062      $ 180,923      $  85,469      $  44,328      $ 152,147      $ 259,228      $ 352,914
    =========      =========      =========      =========      =========      =========      =========      =========

       64,582        307,678        298,078        123,685         87,589        161,912        298,712        443,009
    =========      =========      =========      =========      =========      =========      =========      =========

        8,888         35,956         38,659         16,661         13,232         16,610         32,566         51,596
    $    5.03      $    4.09      $    4.68      $    5.13      $    3.35      $    9.16      $    7.96      $    6.84
    $  49,562      $ 162,844      $ 199,314      $  90,610      $  49,027      $ 149,843      $ 264,310      $ 365,999



                                                  SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
                                                 PRUDENTIAL                    PRUDENTIAL     PRUDENTIAL     PRUDENTIAL
    PRUDENTIAL     PRUDENTIAL    SP PRUDENTIAL     SP AIM       PRUDENTIAL  SP CONSERVATIVE  SP BALANCED     SP GROWTH
  SP STRATEGIC      SP MID      U.S. EMERGING    AGGRESSIVE    SP ALLIANCE       ASSET          ASSET          ASSET
 PARTNERS FOCUSED  CAP GROWTH       GROWTH         GROWTH       TECHNOLOGY     ALLOCATION     ALLOCATION     ALLOCATION
GROWTH PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------  ----------   --------------   ----------    -----------  ---------------  -----------     ----------

    $       0      $       0      $       0      $       0      $       0      $      14      $       0      $       0
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------




           54            248            279             93             57            185            252            307
            0              0              0              0              0              0              0              0
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

           54            248            279             93             57            185            252            307
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

          (54)          (248)          (279)           (93)           (57)          (171)          (252)          (307)
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------



            0              0              0              0              0              3             14             14
         (478)        (3,703)        (4,052)        (1,792)        (2,597)          (189)        (3,038)        (1,811)

       (4,872)       (16,141)       (18,454)        (5,144)        (4,661)         2,302         (5,082)       (13,092)
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

       (5,350)       (19,844)       (22,506)        (6,936)        (7,258)         2,116         (8,106)       (14,889)
    ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------


    $  (5,404)     $ (20,092)     $ (22,785)     $  (7,029)     $  (7,315)     $   1,945      $  (8,358)     $ (15,196)
    =========      =========      =========      =========      =========      =========      =========      =========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                PRUDENTIAL        PRUDENTIAL         PRUDENTIAL
                                               SP AGGRESSIVE      SP JESSISON        SP DEUTSCHE        JANUS ASPEN
                                                  GROWTH         INTERNATIONAL      INTERNATIONAL      INTERNATIONAL
                                             ASSET ALLOCATION       GROWTH             EQUITY        GROWTH PORTFOLIO-
                                                PORTFOLIO          PORTFOLIO          PORTFOLIO       SERVICE SHARES
                                             ----------------    -------------      -------------    -----------------
ASSETS
  Investment in the portfolios, at value      $     159,233      $     149,133      $     153,532      $      29,953
                                              -------------      -------------      -------------      -------------
  Net Assets ............................     $     159,233      $     149,133      $     153,532      $      29,953
                                              =============      =============      =============      =============

NET ASSETS, representing:
  Accumulation units ....................     $     159,233      $     149,133      $     153,532      $      29,953
                                              -------------      -------------      -------------      -------------
                                              $     159,233      $     149,133      $     153,532      $      29,953
                                              =============      =============      =============      =============



  Units outstanding .....................           217,547            215,024            219,450             59,096
                                              =============      =============      =============      =============



  Portfolio shares held .................            26,989             35,340             25,252              1,744
  Portfolio net asset value per share ...     $        5.90      $        4.22      $        6.08      $       17.18
  Investment in portfolio shares, at cost     $     165,950      $     164,937      $     164,605      $      37,669


STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                PRUDENTIAL        PRUDENTIAL         PRUDENTIAL
                                               SP AGGRESSIVE      SP JESSISON        SP DEUTSCHE        JANUS ASPEN
                                                  GROWTH         INTERNATIONAL      INTERNATIONAL      INTERNATIONAL
                                             ASSET ALLOCATION       GROWTH             EQUITY        GROWTH PORTFOLIO-
                                                PORTFOLIO          PORTFOLIO          PORTFOLIO       SERVICE SHARES
                                             ----------------    -------------      -------------    -----------------
INVESTMENT INCOME
  Dividend income .......................     $           0      $           0      $           0      $         236
                                              -------------      -------------      -------------      -------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................               137                261                218                 61
  Reimbursement for excess expenses .....                 0                  0                  0                  0
                                              -------------      -------------      -------------      -------------

NET EXPENSES ............................               137                261                218                 61
                                              -------------      -------------      -------------      -------------

NET INVESTMENT INCOME (LOSS) ............              (137)              (261)              (218)               175
                                              -------------      -------------      -------------      -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Capital gains distributions received ..                 0                  0                  0                  0
  Realized gain (loss) on shares redeemed            (1,560)            (1,201)            (1,547)            (4,461)
  Net change in unrealized gain (loss)
    on investments ......................            (6,717)           (15,806)           (11,192)            (6,891)
                                              -------------      -------------      -------------      -------------

NET GAIN (LOSS) ON INVESTMENTS ..........            (8,277)           (17,007)           (12,739)           (11,352)
                                              -------------      -------------      -------------      -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............     $      (8,414)     $     (17,268)     $     (12,957)     $     (11,177)
                                              =============      =============      =============      =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

                       This page intentionally left blank.










                                       A8

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                                         PRUDENTIAL                        PRUDENTIAL
                                                        MONEY MARKET                    DIVERSIFIED BOND
                                                          PORTFOLIO                         PORTFOLIO
                                               ------------------------------    ------------------------------
                                                 01/01/2002       01/01/2001       01/01/2002       01/01/2001
                                                     TO               TO               TO               TO
                                                 12/31/2002       12/31/2001       12/31/2002       12/31/2001
                                               -------------    -------------    -------------    -------------
OPERATIONS
  Net investment income (loss) .............   $     137,618    $     268,035    $   3,105,241    $   1,409,601
  Capital gains distributions received .....               0                0                0                0
  Realized gain (loss) on shares redeemed ..               0                0           (9,455)         105,815
  Net change in unrealized gain (loss)
    on investments .........................               0                0         (843,675)          24,833
                                               -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............         137,618          268,035        2,252,111        1,540,249
                                               -------------    -------------    -------------    -------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     194,532,696       22,330,932        1,636,654        1,033,234
  Policy Loans .............................        (170,819)        (119,774)        (724,091)        (600,783)
  Policy Loan Repayments and Interest ......         168,623          145,830          471,473          397,828
  Surrenders, Withdrawals and Death Benefits      (1,039,365)        (373,531)        (841,882)        (793,289)
  Net Transfers between other subaccounts
    or fixed rate option ...................      (1,827,706)     (21,357,864)      10,563,044          264,320
  Withdrawal and Other Charges .............      (1,749,467)        (299,681)      (1,003,360)        (600,202)
                                               -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................     189,913,962          325,912       10,101,838         (298,892)
                                               -------------    -------------    -------------    -------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................     190,051,580          593,947       12,353,949        1,241,357

NET ASSETS
  Beginning of year ........................       7,981,122        7,387,175       25,729,790       24,488,433
                                               -------------    -------------    -------------    -------------

  End of year ..............................   $ 198,032,702    $   7,981,122    $  38,083,739    $  25,729,790
                                               =============    =============    =============    =============

  Beginning units ..........................       3,851,492        3,597,046        7,429,898        7,499,168
                                               -------------    -------------    -------------    -------------
  Units issued .............................     175,947,699       22,696,520        4,582,484        1,661,959
  Units redeemed ...........................      (7,061,454)     (22,442,074)      (1,333,829)      (1,731,229)
                                               -------------    -------------    -------------    -------------
  Ending units .............................     172,737,737        3,851,492       10,678,553        7,429,898
                                               =============    =============    =============    =============




--------------------------------
            PRUDENTIAL
              EQUITY
            PORTFOLIO
  ------------------------------
    01/01/2002       01/01/2001
        TO               TO
    12/31/2002       12/31/2001
  -------------    -------------

  $     483,048    $     507,603
              0        8,232,241
     (2,321,943)        (276,033)

    (31,063,664)     (28,252,361)
  -------------    -------------


    (32,902,559)     (19,788,550)
  -------------    -------------


      8,451,671        7,170,174
     (3,082,894)      (4,223,901)
      4,532,943        4,514,428
     (7,532,292)      (8,325,637)

     (3,247,318)        (811,488)
     (4,820,217)      (4,653,648)
  -------------    -------------



     (5,698,107)      (6,330,072)
  -------------    -------------


    (38,600,666)     (26,118,622)


    146,419,642      172,538,264
  -------------    -------------

  $ 107,818,976    $ 146,419,642
  =============    =============

     20,140,307       20,890,252
  -------------    -------------
      3,268,641        1,813,281
     (3,485,715)      (2,563,226)
  -------------    -------------
     19,923,233       20,140,307
  =============    =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL                        PRUDENTIAL                        PRUDENTIAL                        PRUDENTIAL
       FLEXIBLE MANAGED                CONSERVATIVE BALANCED                HIGH YIELD BOND                     STOCK INDEX
          PORTFOLIO                         PORTFOLIO                         PORTFOLIO                          PORTFOLIO
------------------------------    ------------------------------    ------------------------------    -----------------------------
  01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002      01/01/2001
      TO               TO               TO               TO               TO               TO               TO              TO
  12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002      12/31/2001
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

$   4,865,863    $   7,167,504    $    (440,195)   $   3,052,055    $  12,775,670    $   3,754,260    $     461,326    $    455,459
            0        3,084,677          250,641        1,082,007                0                0          756,603       5,402,695
   (1,825,387)        (359,305)        (432,890)         (22,178)        (213,784)        (129,005)      (4,977,977)        242,550

  (29,753,343)     (23,428,493)      (8,843,882)      (6,728,564)      (5,607,860)      (4,326,984)     (13,226,597)    (17,922,602)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------


  (26,712,867)     (13,535,617)      (9,466,326)      (2,616,680)       6,954,026         (701,729)     (16,986,645)    (11,821,898)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------


   15,839,075       14,979,604        7,932,774        7,421,780          495,710          777,492       17,899,200       1,305,448
   (4,618,499)      (5,716,384)      (1,658,724)      (2,385,300)         (84,030)        (178,056)        (735,554)       (894,245)
    5,585,678        5,732,813        2,205,209        2,372,140          146,975          172,178          640,869         739,154
  (11,095,956)     (12,388,245)      (5,094,498)      (5,670,009)        (171,655)        (282,162)      (1,198,083)     (1,030,476)

   (3,338,704)      (1,302,894)      (1,356,610)        (495,252)     145,493,350        4,861,724      (38,762,617)     16,553,115
   (8,477,049)      (8,718,191)      (4,396,763)      (4,483,120)        (705,391)        (289,706)      (1,596,948)       (994,900)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------



   (6,105,455)      (7,413,297)      (2,368,612)      (3,239,761)     145,174,959        5,061,470      (23,753,133)     15,678,096
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------


  (32,818,322)     (20,948,914)     (11,834,938)      (5,856,441)     152,128,985        4,359,741      (40,739,778)      3,856,198


  205,957,982      226,906,896      101,514,906      107,371,347       32,793,243       28,433,502       92,150,788      88,294,590
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------

$ 173,139,660    $ 205,957,982    $  89,679,968    $ 101,514,906    $ 184,922,228    $  32,793,243    $  51,411,010    $ 92,150,788
=============    =============    =============    =============    =============    =============    =============    ============

   45,114,814       46,592,808       26,398,112       27,153,042       14,583,273       12,511,093       38,188,985      15,903,487
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------
    5,057,463        4,626,015        2,775,123        2,671,758       69,756,883        2,461,548       22,395,707      27,486,019
   (6,389,230)      (6,104,009)      (3,354,186)      (3,426,688)      (2,755,650)        (389,368)     (14,009,335)     (5,200,521)
-------------    -------------    -------------    -------------    -------------    -------------    -------------    ------------
   43,783,047       45,114,814       25,819,049       26,398,112       81,584,506       14,583,273       46,575,357      38,188,985
=============    =============    =============    =============    =============    =============    =============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                         SUBACCOUNTS
                                               --------------------------------------------------------------
                                                        PRUDENTIAL                      PRUDENTIAL
                                                          VALUE                     NATURAL RESOURCES
                                                        PORTFOLIO                       PORTFOLIO
                                               ----------------------------    ----------------------------
                                                01/01/2002      01/01/2001      01/01/2002      01/01/2001
                                                    TO              TO              TO              TO
                                                12/31/2002      12/31/2001      12/31/2002      12/31/2001
                                               ------------    ------------    ------------    ------------
OPERATIONS
  Net investment income (loss) .............   $     94,773    $    133,972    $     10,362    $    184,522
  Capital gains distributions received .....              0       1,268,282         113,170         612,431
  Realized gain (loss) on shares redeemed ..       (271,466)        472,503        (405,450)         (3,958)
  Net change in unrealized gain (loss)
    on investments .........................     (2,901,502)     (1,776,579)      1,059,928      (1,862,229)
                                               ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............     (3,078,195)         98,178         778,010      (1,069,234)
                                               ------------    ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............      1,542,716         616,561         189,320         885,038
  Policy Loans .............................       (204,710)       (252,264)        (96,658)       (110,074)
  Policy Loan Repayments and Interest ......        236,827         288,339         128,551         165,158
  Surrenders, Withdrawals and Death Benefits       (477,995)       (501,908)       (135,446)       (301,694)
  Net Transfers between other subaccounts
    or fixed rate option ...................     (1,022,995)        717,608      (4,594,928)      5,204,240
  Withdrawal and Other Charges .............       (379,053)       (372,741)       (144,866)       (116,906)
                                               ------------    ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................       (305,210)        495,595      (4,654,027)      5,725,762
                                               ------------    ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................     (3,383,405)        593,773      (3,876,017)      4,656,528

NET ASSETS
  Beginning of year ........................     13,504,837      12,911,064       8,623,690       3,967,162
                                               ------------    ------------    ------------    ------------

  End of year ..............................   $ 10,121,432    $ 13,504,837    $  4,747,673    $  8,623,690
                                               ============    ============    ============    ============

  Beginning units ..........................      2,639,394       2,406,434       2,244,058         922,727
                                               ------------    ------------    ------------    ------------
  Units issued .............................      1,008,647      16,981,292         314,283       1,544,989
  Units redeemed ...........................     (1,024,790)    (16,748,332)     (1,513,183)       (223,658)
                                               ------------    ------------    ------------    ------------
  Ending units .............................      2,623,251       2,639,394       1,045,158       2,244,058
                                               ============    ============    ============    ============



------------------------------
           PRUDENTIAL
             GLOBAL
           PORTFOLIO
  ----------------------------
   01/01/2002      01/01/2001
       TO              TO
   12/31/2002      12/31/2001
  ------------    ------------

  $    381,281    $   (154,931)
             0      14,209,672
   (16,732,870)       (137,203)

    12,925,399     (26,692,302)
  ------------    ------------


    (3,426,190)    (12,774,764)
  ------------    ------------


       629,622         472,779
       (97,814)       (202,114)
       196,892         181,082
      (316,081)       (346,712)

   (49,598,183)       (102,232)
      (379,805)       (487,951)
  ------------    ------------



   (49,565,369)       (485,148)
  ------------    ------------


   (52,991,559)    (13,259,912)


    57,396,780      70,656,692
  ------------    ------------

  $  4,405,221    $ 57,396,780
  ============    ============

    33,173,812      33,383,887
  ------------    ------------
     1,284,487         666,932
   (30,841,485)       (877,007)
  ------------    ------------
     3,616,814      33,173,812
  ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                                                       SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
           PRUDENTIAL                       PRUDENTIAL                     PRUDENTIAL                     T. ROWE PRICE
        GOVERNMENT INCOME                    JENNISON              SMALL CAPITALIZATION STOCK          INTERNATIONAL STOCK
           PORTFOLIO                        PORTFOLIO                      PORTFOLIO                       PORTFOLIO
  ----------------------------    ----------------------------    ----------------------------    ----------------------------
   01/01/2002      01/01/2001      01/01/2002      01/01/2001      01/01/2002      01/01/2001      01/01/2002      01/01/2001
       TO              TO              TO              TO              TO              TO              TO              TO
   12/31/2002      12/31/2001      12/31/2002      12/31/2001      12/31/2002      12/31/2001      12/31/2002      12/31/2001
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $  2,135,099    $     70,076    $    (60,626)   $    (97,391)   $    154,318    $    (47,615)   $         74    $      1,096
        10,185               0               0         210,333         705,699       7,313,184              76               0
     3,456,959           4,973      (1,504,757)     (2,463,081)      8,875,583          34,690          (2,439)           (705)

        81,966          14,375      (4,518,835)     (3,214,381)     (6,116,689)     (4,600,388)        (13,638)        (20,517)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     5,684,209          89,424      (6,084,218)     (5,564,520)      3,618,911       2,699,871         (15,927)        (20,126)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


       118,326          92,971       2,244,644       2,438,873         422,805         288,894           5,966           6,484
       (19,441)        (17,757)       (325,705)       (699,421)       (127,100)       (170,567)              0               0
        23,925          13,885         667,253         494,070         159,161         123,534               0               0
      (120,933)        (63,169)     (1,065,413)     (1,202,046)       (288,883)        (75,674)              0               0

    (3,115,416)        345,701      (1,169,858)     (5,759,410)    (56,196,625)        539,394           1,206          94,201
      (225,056)        (44,789)       (961,322)       (687,525)       (296,067)       (397,238)         (3,607)         (2,808)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



    (3,338,595)        326,842        (610,401)     (5,415,459)    (56,326,709)        308,343           3,565          97,877
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     2,345,614         416,266      (6,694,619)    (10,979,979)    (52,707,798)      3,008,214         (12,362)         77,751


     1,499,218       1,082,952      19,499,321      30,479,300      57,931,413      54,923,199          83,418           5,667
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

  $  3,844,832    $  1,499,218    $ 12,804,702    $ 19,499,321    $  5,223,615    $ 57,931,413    $     71,056    $     83,418
  ============    ============    ============    ============    ============    ============    ============    ============

       599,210         464,962       8,388,864      10,419,265      25,175,859      25,043,979         124,345           6,512
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    58,011,518         211,809       2,885,362       2,004,848         941,242         597,089          22,252         123,969
   (57,231,055)        (77,561)     (2,540,863)     (4,035,249)    (23,432,873)       (465,209)        (15,811)         (6,136)
  ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
     1,379,673         599,210       8,733,363       8,388,864       2,684,228      25,175,859         130,786         124,345
  ============    ============    ============    ============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                               SUBACCOUNTS
                                              ----------------------------------------------------------------------------
                                                      AIM V.I.                    JANUS                     MFS
                                                   PREMIER EQUITY             ASPEN GROWTH            EMERGING GROWTH
                                                        FUND                    PORTFOLIO                 SERIES
                                              -----------------------    -----------------------   -----------------------
                                              01/01/2002   01/01/2001    01/01/2002   01/01/2001   01/01/2002   01/01/2001
                                                  TO           TO            TO           TO           TO           TO
                                              12/31/2002   12/31/2001    12/31/2002   12/31/2001   12/31/2002   12/31/2001
                                              ----------   ----------    ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income (loss) .............   $  (1,112)   $  (2,245)   $  (3,517)   $  (2,871)   $    (886)   $    (646)
  Capital gains distributions received .....           0        6,409            0          758            0        5,520
  Realized gain (loss) on shares redeemed ..     (10,103)      (4,794)     (10,573)      (4,405)     (19,633)      (6,878)
  Net change in unrealized gain (loss)
    on investments .........................     (94,894)     (42,641)    (111,624)    (115,101)     (43,188)     (21,850)
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............    (106,109)     (43,271)    (125,714)    (121,619)     (63,707)     (23,854)
                                               ---------    ---------    ---------    ---------    ---------    ---------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............      49,414       22,187       88,157       75,202       90,665       64,303
  Policy Loans .............................           0            0            0            0            0            0
  Policy Loan Repayments and Interest ......           0            0            0            0            0            0
  Surrenders, Withdrawals and Death Benefits           0       (1,044)        (190)           0         (174)        (654)

  Net Transfers between other subaccounts
    or fixed rate option ...................       6,834       28,423       (1,255)     448,073      (28,142)      41,065
  Withdrawal and Other Charges .............      (9,480)      (6,414)     (22,148)     (15,554)      (7,421)      (4,733)
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................      46,768       43,152       64,564      507,721       54,928       99,981
                                               ---------    ---------    ---------    ---------    ---------    ---------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................     (59,341)        (119)     (61,150)     386,102       (8,779)      76,127

NET ASSETS
  Beginning of year ........................     317,423      317,542      404,665       18,563      130,698       54,571
                                               ---------    ---------    ---------    ---------    ---------    ---------

  End of year ..............................   $ 258,082    $ 317,423    $ 343,515    $ 404,665    $ 121,919    $ 130,698
                                               =========    =========    =========    =========    =========    =========

  Beginning units ..........................     432,628      380,363      647,910       22,170      217,113       65,931
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Units issued .............................     100,187       72,431      157,209      649,427      177,130      189,069
  Units redeemed ...........................     (30,121)     (20,166)     (49,942)     (23,687)     (85,438)     (37,887)
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Ending units .............................     502,694      432,628      755,177      647,910      308,805      217,113
                                               =========    =========    =========    =========    =========    =========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
       AMERICAN CENTURY               FRANKLIN             PRUDENTIAL SP ALLIANCE           PRUDENTIAL SP
           VP VALUE                TEMPLETON SMALL            LARGE CAP GROWTH               DAVIS VALUE
             FUND                     CAP FUND                    PORTFOLIO                   PORTFOLIO
  ------------------------    ------------------------    ------------------------    ------------------------
  01/01/2002    01/01/2001    01/01/2002    01/01/2001    01/01/2002    01/01/2001    01/01/2002    01/01/2001
      TO            TO            TO            TO            TO            TO            TO            TO
  12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $     (165)   $     (117)   $     (503)   $     (316)   $     (265)   $       (3)   $     (942)   $        8
       3,312             0             0             0             0             0             0             0
        (362)           25       (13,069)       (2,055)       (2,023)            0        (3,707)            1

     (13,811)        5,663       (41,036)      (10,713)      (16,828)           94       (26,899)          897
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


     (11,026)        5,571       (54,608)      (13,084)      (19,116)           91       (31,548)          906
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      30,500             0        57,291        25,199       148,020           287       407,242           546
           0             0             0             0             0             0             0             0
           0             0             0             0             0             0             0             0
        (287)            0             0          (728)          (63)            0        (1,028)
                                                                                                             0

      17,854        54,647        (7,955)      127,202        59,446         6,389       268,476        31,057
      (3,021)         (671)      (12,557)       (6,513)      (57,612)         (117)     (167,889)         (253)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------



      45,046        53,976        36,779       145,160       149,791         6,559       506,801        31,350
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      34,020        59,547       (17,829)      132,076       130,675         6,650       475,253        32,256


      59,547             0       144,449        12,373         6,650             0        32,256             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $   93,567    $   59,547    $  126,620    $  144,449    $  137,325    $    6,650    $  507,509    $   32,256
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========

      44,326             0       203,031        14,530         6,897             0        33,445             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      44,405        44,855       115,940       213,823       288,311         7,021       826,506        33,712
      (8,303)         (529)      (67,577)      (25,322)      (82,366)         (124)     (221,229)         (267)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      80,428        44,326       251,394       203,031       212,842         6,897       638,722        33,445
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                SUBACCOUNTS
                                              ----------------------------------------------------------------------------
                                                     PRUDENTIAL                PRUDENTIAL                JANUS ASPEN
                                                    SP SMALL/MID            SP INVESCO SMALL          AGGRESSIVE GROWTH
                                                      CAP VALUE              COMPANY GROWTH              PORTFOLIO-
                                                      PORTFOLIO                 PORTFOLIO              SERVICE SHARES
                                              ------------------------   -----------------------   -----------------------
                                              01/01/2002    01/01/2001   01/01/2002   01/01/2001   01/01/2002   01/01/2001
                                                  TO            TO           TO           TO           TO           TO
                                              12/31/2002    12/31/2001   12/31/2002   12/31/2001   12/31/2002   12/31/2001
                                              ----------    ----------   ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income (loss) .............   $   1,408    $       8    $     (89)   $       0    $     (70)   $     (31)
  Capital gains distributions received .....           0            0            0            0            0            0
  Realized gain (loss) on shares redeemed ..      (4,076)           0       (2,064)           0       (2,583)        (177)
  Net change in unrealized gain (loss)
    on investments .........................     (45,480)         121       (7,827)          16       (9,362)      (1,557)
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............     (48,148)         129       (9,980)          16      (12,015)      (1,765)
                                               ---------    ---------    ---------    ---------    ---------    ---------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     439,738          507       73,816           19       33,066       11,700
  Policy Loans .............................           0            0            0            0            0            0
  Policy Loan Repayments and Interest ......           0            0            0            0            0            0
  Surrenders, Withdrawals and Death Benefits     (13,510)           0         (257)           0            0            0
  Net Transfers between other subaccounts
    or fixed rate option ...................     296,022       14,339       54,238        1,297       (4,029)      17,397
  Withdrawal and Other Charges .............    (203,560)        (225)     (38,495)          (7)      (2,179)        (481)
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................     518,690       14,621       89,302        1,309       26,858       28,616
                                               ---------    ---------    ---------    ---------    ---------    ---------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................     470,542       14,750       79,322        1,325       14,843       26,851

NET ASSETS
  Beginning of year ........................      14,750            0        1,325            0       26,851            0
                                               ---------    ---------    ---------    ---------    ---------    ---------

  End of year ..............................   $ 485,292    $  14,750    $  80,647    $   1,325    $  41,694    $  26,851
                                               =========    =========    =========    =========    =========    =========

  Beginning units ..........................      14,971            0        1,356            0       58,341            0
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Units issued .............................     776,069       15,200      177,008        1,364       89,811       63,643
  Units redeemed ...........................    (239,995)        (229)     (59,695)          (8)     (21,887)      (5,302)
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Ending units .............................     551,045       14,971      118,669        1,356      126,265       58,341
                                               =========    =========    =========    =========    =========    =========

*Date subaccounts became available




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
          JANUS ASPEN                PRUDENTIAL                  PRUDENTIAL                  JANUS ASPEN
           BALANCED                   SP PIMCO                    SP PIMCO                  SERIES GROWTH
          PORTFOLIO-                TOTAL RETURN                 HIGH YIELD                   PORTFOLIO-
        SERVICE SHARES                PORTFOLIO                   PORTFOLIO                SERVICE SHARES
  ------------------------    ------------------------    ------------------------    -------------------------
  01/01/2002    01/01/2001    01/01/2002    01/01/2001    01/01/2002    01/01/2001    01/01/2002    08/06/2001*
      TO            TO            TO            TO            TO            TO            TO            TO
  12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $    1,043    $      552    $   10,838    $      353    $    6,660    $      152    $     (120)   $        0
           0             0             3           602             0             0             0             0
      (3,266)          (65)        1,078            58          (807)            0        (1,710)            0

      (3,391)           83        21,670          (729)          965          (135)      (13,189)            7
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      (5,614)          570        33,589           284         6,818            17       (15,019)            7
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      45,901        16,206       468,755         3,259       133,015            82       100,957            42
           0             0             0             0             0             0             0             0
           0             0             0             0             0             0             0             0
           0             0        (4,071)            0          (312)            0          (260)            0

     (29,438)       23,442       489,780        28,317        78,820         9,964        56,061           752
      (3,388)         (638)     (174,141)         (433)      (37,647)         (134)      (46,957)          (42)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------



      13,075        39,010       780,323        31,143       173,876         9,912       109,801           752
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


       7,461        39,580       813,912        31,427       180,694         9,929        94,782           759


      39,580             0        31,427             0         9,929             0           759             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $  47,041    $   39,580    $  845,339    $   31,427    $  190,623    $    9,929    $   95,541    $      759
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========

      42,239             0        29,749             0         9,795             0           854             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      51,139        49,816       935,160        32,979       222,739         9,926       271,895           901
     (39,483)       (7,577)     (227,017)       (3,230)      (44,210)         (131)     (125,679)          (47)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      53,895        42,239       737,892        29,749       188,324         9,795       147,070           854
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                SUBACCOUNTS
                                              -----------------------------------------------------------------------------
                                                      PRUDENTIAL                 PRUDENTIAL                PRUDENTIAL
                                                      SP LARGE                    SP AIM                 SP MFS CAPITAL
                                                      CAP VALUE                 CORE EQUITY              OPPORTUNITIES
                                                      PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                              -------------------------  ------------------------  ------------------------
                                              01/01/2002    08/06/2001*  01/01/2002   08/06/2001*  01/01/2002   02/12/2001*
                                                  TO            TO           TO           TO           TO           TO
                                              12/31/2002    12/31/2001   12/31/2002   12/31/2001   12/31/2002   12/31/2001
                                              ----------    ----------   ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income (loss) .............   $   1,601    $       0    $     (89)   $       0    $     (54)   $       0
  Capital gains distributions received .....           0            0            0            0            0            0
  Realized gain (loss) on shares redeemed ..      (1,605)           0         (984)           0         (608)           0
  Net change in unrealized gain (loss)
    on investments .........................     (13,152)           5       (4,437)           5       (2,514)           7
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............     (13,156)           5       (5,510)           5       (3,176)           7
                                               ---------    ---------    ---------    ---------    ---------    ---------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............     186,786           23       61,279           20       53,819            0
  Policy Loans .............................           0            0            0            0            0            0
  Policy Loan Repayments and Interest ......           0            0            0            0            0            0
  Surrenders, Withdrawals and Death Benefits        (983)           0          (27)           0         (471)           0
  Net Transfers between other subaccounts
    or fixed rate option ...................     115,949          712       49,463        1,187       23,763          490
  Withdrawal and Other Charges .............     (91,210)         (43)     (36,920)         (34)     (19,370)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................     210,542          692       73,795        1,173       57,741          490
                                               ---------    ---------    ---------    ---------    ---------    ---------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................     197,386          697       68,285        1,178       54,565          497

NET ASSETS
  Beginning of year ........................         697            0        1,178            0          497            0
                                               ---------    ---------    ---------    ---------    ---------    ---------

  End of year ..............................   $ 198,083    $     697    $  69,463    $   1,178    $  55,062    $     497
                                               =========    =========    =========    =========    =========    =========

  Beginning units ..........................         732            0        1,281            0          612            0
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Units issued .............................     364,365          778      135,886        1,318      127,702          612
  Units redeemed ...........................    (115,443)         (46)     (47,883)         (37)     (32,965)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Ending units .............................     249,654          732       89,284        1,281       95,349          612
                                               =========    =========    =========    =========    =========    =========

*Date subaccounts became available.



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                                              SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
         PRUDENTIAL SP                PRUDENTIAL                SP PRUDENTIAL                 PRUDENTIAL
      STRATEGIC PARTNERS              SP MID CAP                U.S. EMERGING             SP AIM AGGRESSIVE
       FOCUSED GROWTH                  GROWTH                      GROWTH                       GROWTH
          PORTFOLIO                   PORTFOLIO                  PORTFOLIO                    PORTFOLIO
  -------------------------   -------------------------   -------------------------   -------------------------
  01/01/2002    08/06/2001*   01/01/2002    02/12/2001*   01/01/2002    02/12/2001*   01/01/2002    02/12/2001*
      TO            TO            TO            TO            TO            TO            TO            TO
  12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $      (54)   $        0    $     (248)   $       (6)   $     (279)   $       (3)   $      (93)   $        0
           0             0             0             0             0             0             0             0
        (478)            0        (3,703)            1        (4,052)            0        (1,792)            0

      (4,872)           16       (16,141)          359       (18,454)           63        (5,144)            3
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      (5,404)           16       (20,092)          354       (22,785)           60        (7,029)            3
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      34,309           (57)      137,350             1       190,748           401        93,577             7
           0             0             0             0             0             0             0             0
           0             0             0             0             0             0             0             0
        (116)            0          (295)            0        (1,118)            0          (395)            0

      30,642         1,861        70,313         5,526        85,414        12,533        50,158           262
     (16,546)            1       (46,061)          (34)      (84,179)         (151)      (51,102)          (12)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------



      48,289         1,805       161,307         5,493       190,865        12,783        92,238           257
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------


      42,885         1,821       141,215         5,847       168,080        12,843        85,209           260


       1,821             0         5,847             0        12,843             0           260             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------

  $   44,706    $    1,821    $  147,062    $    5,847    $  180,923    $   12,843    $   85,469    $      260
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========

       1,961             0         6,253             0        13,918             0           297             0
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      84,656         1,961       414,683         6,292       424,403        14,086       201,632           311
     (22,035)            0      (113,258)          (39)     (140,243)         (168)      (78,244)          (14)
  ----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
      64,582         1,961       307,678         6,253       298,078        13,918       123,685           297
  ==========    ==========    ==========    ==========    ==========    ==========    ==========    ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A18

                             FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                 SUBACCOUNTS
                                              -----------------------------------------------------------------------------
                                                     PRUDENTIAL                 PRUDENTIAL                PRUDENTIAL
                                                     SP ALLIANCE              SP CONSERVATIVE          SP BALANCED ASSET
                                                     TECHNOLOGY              ASSET ALLOCATION             ALLOCATION
                                                      PORTFOLIO                  PORTFOLIO                 PORTFOLIO
                                              -------------------------  ------------------------  ------------------------
                                              01/01/2002    02/12/2001*  01/01/2002   08/06/2001*  01/01/2002   08/06/2001*
                                                  TO            TO           TO           TO           TO           TO
                                              12/31/2002    12/31/2001   12/31/2002   12/31/2001   12/31/2002   12/31/2001
                                              ----------    ----------   ----------   ----------   ----------   ----------
OPERATIONS
  Net investment income (loss) .............   $     (57)   $       0    $    (171)   $       4    $    (252)   $       0
  Capital gains distributions received .....           0            0            3            0           14            0
  Realized gain (loss) on shares redeemed ..      (2,597)           0         (189)           0       (3,038)           0
  Net change in unrealized gain (loss)
    on investments .........................      (4,661)         (38)       2,302            2       (5,082)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...............      (7,315)         (38)       1,945            6       (8,358)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------

CONTRACT OWNER TRANSACTIONS
  Contract Owner Net Payments ..............      39,643          (30)     102,969           97      212,134            0
  Policy Loans .............................           0            0            0            0            0            0
  Policy Loan Repayments and Interest ......           0            0            0            0            0            0
  Surrenders, Withdrawals and Death Benefits        (221)           0          (82)           0         (143)           0
  Net Transfers between other subaccounts
    or fixed rate option ...................      28,040        1,547       96,165          371      167,184           22
  Withdrawal and Other Charges .............     (17,291)          (7)     (49,275)         (49)    (111,611)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM CONTRACT
   OWNER TRANSACTIONS ......................      50,171        1,510      149,777          419      267,564           22
                                               ---------    ---------    ---------    ---------    ---------    ---------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ..............................      42,856        1,472      151,722          425      259,206           22

NET ASSETS
  Beginning of year ........................       1,472            0          425            0           22            0
                                               ---------    ---------    ---------    ---------    ---------    ---------

  End of year ..............................   $  44,328    $   1,472    $ 152,147    $     425    $ 259,228    $      22
                                               =========    =========    =========    =========    =========    =========

  Beginning units ..........................       1,702            0          424            0           22            0
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Units issued .............................     162,334        1,710      211,874          478      471,491           22
  Units redeemed ...........................     (76,447)          (8)     (50,386)         (54)    (172,801)           0
                                               ---------    ---------    ---------    ---------    ---------    ---------
  Ending units .............................      87,589        1,702      161,912          424      298,712           22
                                               =========    =========    =========    =========    =========    =========

*Date subaccounts became available.




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A19

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                              PRUDENTIAL
         PRUDENTIAL          SP AGGRESSIVE            PRUDENTIAL                  PRUDENTIAL                 JANUS ASPEN
       SP GROWTH ASSET          GROWTH               SP JENNISON                 SP DEUTSCHE            INTERNATIONAL GROWTH
         ALLOCATION         ASSET ALLOCATION     INTERNATIONAL GROWTH        INTERNATIONAL EQUITY            PORTFOLIO-
          PORTFOLIO            PORTFOLIO               PORTFOLIO                   PORTFOLIO               SERVICE SHARES
 -------------------------  ----------------  -------------------------   -------------------------   ------------------------
 01/01/2002    08/06/2001*    01/01/2002      01/01/2002    08/06/2001*   01/01/2002    02/12/2001*   01/01/2002    01/01/2001
     TO            TO             TO              TO            TO            TO            TO            TO            TO
 12/31/2002    12/31/2001     12/31/2002      12/31/2002    12/31/2001    12/31/2002    12/31/2001    12/31/2002    12/31/2001
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------

 $     (307)   $        0     $     (137)     $     (261)   $       (2)   $     (218)   $       (2)   $      175    $      118
         14             0              0               0             0             0             0             0             0
     (1,811)            0         (1,560)         (1,201)            0        (1,547)            0        (4,461)         (457)

    (13,092)            7         (6,717)        (15,806)            2       (11,192)          119        (6,891)         (825)
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------


    (15,196)            7         (8,414)        (17,268)            0       (12,957)          117       (11,177)       (1,164)
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------


    361,774             0        176,176         140,379            94       145,746             9        27,849         9,697
          0             0              0               0             0             0             0             0             0
          0             0              0               0             0             0             0             0             0
       (840)            0         (7,736)           (357)            0          (695)            0             0             0

    197,120           763         58,550          69,665        11,151        78,436         5,175        (9,299)       16,400
   (190,714)            0        (59,343)        (54,466)          (65)      (62,195)         (104)       (1,967)         (386)
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------



    367,340           763        167,647         155,221        11,180       161,292         5,080        16,583        25,711
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------


    352,144           770        159,233         137,953        11,180       148,335         5,197         5,406        24,547


        770             0              0          11,180             0         5,197             0        24,547             0
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------

 $  352,914    $      770     $  159,233      $  149,133    $   11,180    $  153,532    $    5,197    $   29,953    $   24,547
 ==========    ==========     ==========      ==========    ==========    ==========    ==========    ==========    ==========

        798             0              0          12,453             0         5,882             0        35,884             0
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------
    711,412           798        307,839         277,167        12,526       302,195         6,005        47,166        41,036
   (269,201)            0        (90,292)        (74,596)          (73)      (88,627)         (123)      (23,954)       (5,152)
 ----------    ----------     ----------      ----------    ----------    ----------    ----------    ----------    ----------
    443,009           798        217,547         215,024        12,453       219,450         5,882        59,096        35,884
 ==========    ==========     ==========      ==========    ==========    ==========    ==========    ==========    ==========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A20

                        NOTES TO FINANCIAL STATEMENTS OF
              PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
                                DECEMBER 31, 2002


NOTE 1: GENERAL

        Pruco Life of New Jersey Variable Appreciable Account (the "Account") was established on January 13, 1984 under New Jersey law as a separate investment account of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company) and is indirectly wholly-owned by The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life of New Jersey's other assets. Proceeds from the purchases of Pruco Life of New Jersey Variable Appreciable Life ("VAL"), Pruco Life of New Jersey PRUvider Variable Appreciable Life ("PRUvider"), effective November 10, 1999 Pruco Life of New Jersey PruSelect III ("PSEL III"), effective May 1, 2000 Pruco Life of New Jersey Survivorship Variable Universal Life ("SVUL") and effective February 12, 2001 Pruco Life of New Jersey PruLife Custom Premier ("VUL") contracts are invested in the Account.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual life insurance contracts. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Value Portfolio, Prudential Natural Resources Portfolio, Prudential Global Portfolio, Prudential Government Income Portfolio, Prudential Jennison Portfolio, Prudential Small Capitalization Stock Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid Cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio and Prudential SP Deutsche International Equity Portfolio. Options available to the Variable Appreciable Account contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: T. Rowe Price International Stock Portfolio, AIM V.I. Premier Equity Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, American Century VP Value Fund, Franklin Templeton Small Cap Fund, American Century VP Income and Growth Portfolio, Dreyfus Midcap Growth Portfolio, Dreyfus Small Cap Portfolio, Goldman Sachs Core Small Cap Equity, INVESCO VIF-Utilities Fund, INVESCO VIF-Technology Fund, Janus Aspen Aggressive Growth Portfolio - Service Shares, Janus Aspen Balanced Portfolio - Service Shares, Oppenheimer Aggressive Growth Fund/VA, Janus Aspen Series Growth Portfolio - Service Shares and Janus Aspen
        International Growth Portfolio - Service Shares. These financial statements relate only to the subaccounts available to the Variable Appreciable Account contract owners.

        The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

        At December 31, 2001 there were no balances pertaining to the Prudential SP Aggressive Growth Asset Allocation Portfolio.

        At  December  31,  2002  there  were  no  balances   pertaining  to  the
        Oppenheimer Aggressive Growth Fund/VA.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.


                                       A21

        SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the distribution date.

NOTE 3: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk charges, at an effective annual rate of up to 0.60%, 0.90%, 0.50%, 0.90% and 0.45% are applied daily against the net assets of VAL, PRUvider, PSEL III, SVUL and VUL contract owners held in each subaccount, respectively. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life of New Jersey. Pruco Life of New Jersey currently intends to charge only 0.20% on PSEL III contracts but reserves the right to make the full 0.50% charge. For VUL contracts Pruco Life of New Jersey intends to charge only 0.25% but reserves the right to charge 0.45%.

        B. Deferred Sales Charge

        A deferred sales charge is imposed upon surrenders of certain VAL, PRUvider, SVUL and VUL contracts to compensate Pruco Life of New Jersey for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

        C. Partial Withdrawal Charge

        A charge is imposed by Pruco Life of New Jersey on partial withdrawals of the cash surrender value. A charge equal to the lesser of $15 or 2% and $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a VAL or PRUvider contract and PSEL III, SVUL or VUL contract, respectively.

        D. Expense Reimbursement

        The Account is reimbursed by Pruco Life of New Jersey for expenses in excess of 0.40% of the VAL product's average daily net assets incurred by the Prudential Money Market, Prudential Diversified Bond, Prudential Equity, Prudential Flexible Managed and Prudential Conservative Balanced Portfolios of the Series Fund.

        E. Cost of Insurance and Other Related Charges

        Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for (1) transaction costs which are deducted from each premium payment to cover premium collection and processing costs; (2) state premium taxes; and (3) sales charges which are deducted in order to compensate Pruco Life of New Jersey for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life of New Jersey for the guaranteed minimum death benefit risk.

NOTE 4: TAXES

        Pruco Life of New Jersey is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life of New Jersey management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.



                                       A22

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund and the non-Prudential administered funds for December 31, 2002 were as follows:


                                                                           PURCHASES           SALES
                                                                         -------------    ---------------
        Prudential Money Market Portfolio .............................  $ 194,725,050    $   (4,870,303)
        Prudential Diversified Bond Portfolio .........................  $  11,406,189    $   (1,476,065)
        Prudential Equity Portfolio ...................................  $   1,383,691    $   (7,721,733)
        Prudential Flexible Managed Portfolio .........................  $   1,819,934    $   (8,685,336)
        Prudential Conservative Balanced Portfolio ....................  $   1,224,111    $   (4,032,917)
        Prudential High Yield Bond Portfolio ..........................  $ 145,800,482    $   (1,220,511)
        Prudential Stock Index Portfolio ..............................  $  18,406,718    $  (42,457,462)
        Prudential Value Portfolio ....................................  $   1,294,723    $   (1,670,802)
        Prudential Natural Resources Portfolio ........................  $     964,955    $   (5,664,030)
        Prudential Global Portfolio ...................................  $     458,495    $  (50,148,127)
        Prudential Government Income Portfolio ........................  $ 146,172,250    $ (149,706,284)
        Prudential Jennison Portfolio .................................  $   1,363,093    $   (2,067,854)
        Prudential Small Capitalization Stock Portfolio ...............  $     866,431    $  (57,339,960)
        T. Rowe Price International Stock Portfolio ...................  $       9,514    $       (6,634)
        AIM V.I. Premier Equity Fund ..................................  $      63,978    $      (19,363)
        Janus Aspen Growth Portfolio ..................................  $      85,548    $      (24,502)
        MFS Emerging Growth Series ....................................  $      96,176    $      (42,134)
        American Century VP Value Fund. ...............................  $      51,970    $       (7,601)
        Franklin Templeton Small Cap Fund .............................  $      66,424    $      (30,526)
        Prudential SP Alliance Large Cap Growth Portfolio .............  $     166,481    $      (16,955)
        Prudential SP Davis Value Portfolio ...........................  $     549,417    $      (43,569)
        Prudential SP Small/Mid Cap Value Portfolio. ..................  $     563,912    $      (45,916)
        Prudential SP INVESCO Small Company Growth Portfolio ..........  $     101,849    $      (12,636)
        Janus Aspen Aggressive Growth Portfolio-Service Shares ........  $      34,460    $       (7,673)
        Janus Aspen Balanced Portfolio-Service Shares .................  $      47,459    $      (34,490)
        Prudential SP PIMCO Total Return Portfolio ....................  $     879,570    $     (100,538)
        Prudential SP PIMCO High Yield Portfolio ......................  $     190,653    $      (17,112)
        Janus Aspen Series Growth Portfolio - Service Shares ..........  $     173,431    $      (63,750)
        Prudential SP Large Cap Value Portfolio .......................  $     228,126    $      (17,796)
        Prudential SP AIM Core Equity Portfolio .......................  $      86,995    $      (13,290)
        Prudential SP MFS Capital Opportunities Portfolio .............  $      64,810    $       (7,123)
        Prudential SP Strategic Partners Focused Growth Portfolio .....  $      54,541    $       (6,306)
        Prudential SP Mid Cap Growth Portfolio ........................  $     180,684    $      (19,626)
        SP Prudential U.S. Emerging Growth Portfolio ..................  $     212,623    $      (22,037)
        Prudential SP AIM Aggressive Growth Portfolio .................  $     113,714    $      (21,569)
        Prudential SP Alliance Technology Portfolio ...................  $      81,582    $      (31,468)
        Prudential SP Conservative Asset Allocation Portfolio .........  $     164,332    $      (14,741)
        Prudential SP Balanced Asset Allocation Portfolio .............  $     340,965    $      (73,654)
        Prudential SP Growth Asset Allocation Portfolio ...............  $     431,722    $      (64,688)
        Prudential SP Aggressive Growth Asset Allocation Portfolio ....  $     201,379    $      (33,869)
        Prudential SP Jennison International Growth Portfolio .........  $     169,148    $      (14,187)
        Prudential SP Deutsche International Equity Portfolio .........  $     176,204    $      (15,130)
        Janus Aspen International Growth Portfolio-Service Shares .....  $      28,826    $      (12,304)




                                       A23

NOTE 6: RELATED PARTY TRANSACTIONS

        Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund and the non-Prudential adminstered funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 7: FINANCIAL HIGHLIGHTS

        The Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life of New Jersey have the highest and lowest total return. Only product designs within the Account that had units outstanding throughout the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Pruco Life of New Jersey as contract owners may not have selected all available and applicable contract options as discussed in note 1.

                                                                                         AT DECEMBER 31, 2002
                                                                            ------------------------------------------
                                                                             UNITS         UNIT VALUE       NET ASSETS
                                                                             (000s)     LOWEST TO HIGHEST     (000s)
                                                                            -------   --------------------  ----------
Prudential Money Market Portfolio ........................................  172,738   $1.04174 to $2.21945   $198,032
Prudential Diversified Bond Portfolio ....................................   10,679   $1.10563 to $3.69970   $ 38,084
Prudential Equity Portfolio ..............................................   19,923   $0.71954 to $5.65783   $107,819
Prudential Flexible Managed Portfolio ....................................   43,783   $0.80187 to $4.09497   $173,139
Prudential Conservative Balanced Portfolio ...............................   25,819   $0.87358 to $3.62885   $ 89,680
Prudential High Yield Bond Portfolio .....................................   81,585   $0.92426 to $2.26950   $184,922
Prudential Stock Index Portfolio .........................................   46,575   $0.62117 to $3.79264   $ 51,411
Prudential Value Portfolio ...............................................    2,623   $0.89376 to $4.08489   $ 10,121
Prudential Natural Resources Portfolio ...................................    1,045   $4.54254 to $4.54254   $  4,748
Prudential Global Portfolio ..............................................    3,617   $0.50434 to $1.29103   $  4,406
Prudential Government Income Portfolio ...................................    1,380   $2.78677 to $2.78677   $  3,845
Prudential Jennison Portfolio ............................................    8,733   $0.44328 to $1.65033   $ 12,805
Prudential Small Capitalization Stock Portfolio ..........................    2,684   $1.94604 to $1.94604   $  5,224
T. Rowe Price International Stock Portfolio ..............................      131   $0.54330 to $0.54330   $     71
AIM V.I. Premier Equity Fund .............................................      503   $0.50008 to $0.57069   $    258
Janus Aspen Growth Portfolio .............................................      755   $0.45488 to $0.45488   $    344
MFS Emerging Growth Series ...............................................      309   $0.35823 to $0.49100   $    122
American Century VP Value Fund ...........................................       80   $1.16337 to $1.16337   $     94
Franklin Templeton Small Cap Fund ........................................      251   $0.50033 to $0.50555   $    126
Prudential SP Alliance Large Cap Growth Portfolio ........................      213   $0.63892 to $0.65960   $    138
Prudential SP Davis Value Portfolio ......................................      639   $0.78949 to $0.81040   $    508
Prudential SP Small/Mid Cap Value Portfolio ..............................      551   $0.82323 to $0.89000   $    485
Prudential SP INVESCO Small Company Growth Portfolio .....................      119   $0.67884 to $0.67960   $     81
Janus Aspen Aggressive Growth Portfolio-Service Shares ...................      126   $0.33021 to $0.33021   $     42
Janus Aspen Balanced Portfolio-Service Shares ............................       54   $0.87282 to $0.87282   $     47
Prudential SP PIMCO Total Return Portfolio ...............................      738   $1.11264 to $1.22547   $    845
Prudential SP PIMCO High Yield Portfolio .................................      188   $1.00616 to $1.01499   $    191
Janus Aspen Series Growth Portfolio-Service Shares .......................      147   $0.64963 to $0.64963   $     96
Prudential SP Large Cap Value Portfolio ..................................      250   $0.78673 to $0.79398   $    198
Prudential SP AIM Core Equity Portfolio ..................................       89   $0.77800 to $0.77800   $     69


           FOR THE YEAR ENDED DECEMBER 31, 2002
 ---------------------------------------------------------
  INVESTMENT        EXPENSE RATIO        TOTAL RETURN
 INCOME RATIO*   LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
 -------------   -------------------  --------------------

     1.36%          0.20% to 0.90%       0.63% to 1.31%
    10.60%          0.25% to 0.90%       6.11% to 6.79%
     0.89%          0.25% to 0.90%     -23.04% to -22.54%
     2.99%          0.37% to 0.90%     -13.52% to -13.06%
     0.00%          0.42% to 0.90%      -9.79% to -9.36%
    13.32%          0.25% to 0.90%       0.60% to 1.23%
     1.13%          0.20% to 0.90%     -22.90% to -22.35%
     1.41%          0.60% to 0.90%     -22.66% to -22.12%
     0.74%          0.60% to 0.60%      18.21% to 18.21%
     2.47%          0.25% to 0.90%     -25.80% to -25.33%
     7.15%          0.60% to 0.60%      11.38% to 11.38%
     0.21%          0.25% to 0.90%     -31.57% to -31.13%
     1.24%          0.60% to 0.60%     -15.43% to -15.43%
     0.99%          0.90% to 0.90%     -19.01% to -19.01%
     0.38%          0.20% to 0.90%     -30.89% to -30.40%
     0.00%          0.90% to 0.90%     -27.17% to -27.17%
     0.00%          0.20% to 0.90%     -34.35% to -33.89%
     0.68%          0.90% to 0.90%     -13.40% to -13.40%
     0.27%          0.20% to 0.90%     -29.32% to -28.82%
     0.00%          0.25% to 0.90%     -31.81% to -31.36%
     0.00%          0.25% to 0.90%     -16.44% to -15.91%
     0.98%          0.25% to 0.90%     -15.14% to -14.60%
     0.00%          0.25% to 0.90%     -30.89% to -30.43%
     0.00%          0.20% to 0.20%     -28.25% to -28.25%
     2.17%          0.20% to 0.20%      -6.85% to -6.85%
     3.75%          0.20% to 0.90%       8.40% to 9.15%
     9.68%          0.25% to 0.90%      -0.74% to -0.11%
     0.00%          0.25% to 0.25%     -26.90% to -26.90%
     2.28%          0.25% to 0.90%     -17.12% to -16.58%
     0.00%          0.25% to 0.25%     -15.42% to -15.42%



                                       A24

                                                                                         AT DECEMBER 31, 2002
                                                                            ------------------------------------------
                                                                             UNITS         UNIT VALUE       NET ASSETS
                                                                             (000s)     LOWEST TO HIGHEST     (000s)
                                                                            -------   --------------------  ----------
Prudential SP MFS Capital Opportunities Portfolio ........................       95   $0.57748 to $0.57748   $     55
Prudential SP Strategic Partners Focused Growth Portfolio ................       64   $0.68600 to $0.69228   $     44
Prudential SP Mid Cap Growth Portfolio ...................................      307   $0.46893 to $0.50358   $    147
SP Prudential U.S. Emerging Growth Portfolio .............................      298   $0.60504 to $0.62375   $    181
Prudential SP AIM Aggressive Growth Portfolio ............................      124   $0.69102 to $0.69102   $     85
Prudential SP Alliance Technology Portfolio ..............................       88   $0.50609 to $0.50609   $     44
Prudential SP Conservative Asset Allocation Portfolio .....................     162   $0.93287 to $0.94126   $    152
Prudential SP Balanced Asset Allocation Portfolio ........................      299   $0.86782 to $0.86782   $    259
Prudential SP Growth Asset Allocation Portfolio ..........................      443   $0.79663 to $0.79663   $    353
Prudential SP Aggressive Growth Asset Allocation Portfolio ...............      218   $0.72551 to $0.73212   $    159
Prudential SP Jennison International Growth Portfolio ....................      215   $0.68881 to $0.69495   $    149
Prudential SP Deutsche International Equity Portfolio ....................      220   $0.69143 to $0.74954   $    153
Janus Aspen International Growth Portfolio-Service Shares ................       59   $0.50685 to $0.50685   $     30


           FOR THE YEAR ENDED DECEMBER 31, 2002
 ---------------------------------------------------------
  INVESTMENT        EXPENSE RATIO        TOTAL RETURN
 INCOME RATIO*   LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
 -------------   -------------------  --------------------

     0.00%          0.25% to 0.25%     -28.86% to -28.86%
     0.00%          0.25% to 0.90%     -25.93% to -25.44%
     0.00%          0.25% to 0.90%     -46.80% to -46.46%
     0.00%          0.25% to 0.90%     -32.68% to -32.24%
     0.00%          0.25% to 0.25%     -21.15% to -21.15%
     0.00%          0.25% to 0.25%     -41.47% to -41.47%
     0.00%          0.25% to 0.90%      -6.71% to -6.11%
     0.00%          0.25% to 0.25%     -11.89% to -11.89%
     0.00%          0.25% to 0.90%     -17.47% to -17.47%
     0.00%          0.25% to 0.90%     -22.86% to -22.36%
     0.00%          0.25% to 0.90%     -23.26% to -22.77%
     0.00%          0.25% to 0.90%     -17.91% to -17.38%
     0.77%          0.20% to 0.20%     -25.91% to -25.91%




                                                                                         AT DECEMBER 31, 2001
                                                                            ------------------------------------------
                                                                             UNITS         UNIT VALUE       NET ASSETS
                                                                             (000s)     LOWEST TO HIGHEST     (000s)
                                                                            -------   --------------------  ----------
Prudential Money Market Portfolio ........................................    3,851   $1.02864 to $2.19874   $  7,981
Prudential Diversified Bond Portfolio ....................................    7,430   $1.03535 to $3.47473   $ 25,730
Prudential Equity Portfolio ..............................................   20,140   $0.93072 to $7.32260   $146,420
Prudential Flexible Managed Portfolio ....................................   45,115   $0.92720 to $4.71001   $205,958
Prudential Conservative Balanced Portfolio ...............................   26,398   $0.96841 to $4.00354   $101,516
Prudential High Yield Bond Portfolio .....................................   14,583   $0.91872 to $2.24949   $ 32,793
Prudential Stock Index Portfolio .........................................   38,189   $0.80562 to $4.90359   $ 92,151
Prudential Value Portfolio ...............................................    2,639   $0.93072 to $7.32260   $ 13,505
Prudential Natural Resources Portfolio ...................................    2,244   $3.84290 to $3.84290   $  8,624
Prudential Global Portfolio ..............................................   33,174   $0.67974 to $1.73500   $ 57,397
Prudential Government Income Portfolio ...................................      599   $2.50199 to $2.50199   $  1,499
Prudential Jennison Portfolio ............................................    8,389   $0.64774 to $2.40452   $ 19,499
Prudential Small Capitalization Stock Portfolio ..........................   25,176   $2.30107 to $2.30107   $ 57,931
T. Rowe Price International Stock Portfolio ..............................      124   $0.67086 to $0.67086   $     83
AIM V.I. Premier Equity Fund .............................................      433   $0.72355 to $0.82001   $    317
Janus Aspen Growth Portfolio .............................................      648   $0.62457 to $0.62457   $    405
MFS Emerging Growth Series ...............................................      217   $0.54567 to $0.74275   $    131
American Century VP Value Fund ...........................................       44   $1.34339 to $1.34339   $     60
Franklin Templeton Small Cap Fund ........................................      203   $0.70289 to $0.71530   $    144
Prudential SP Alliance Large Cap Growth Portfolio ........................        7   $0.93088 to $0.96725   $      7
Prudential SP Davis Value Portfolio ......................................       33   $0.93883 to $0.96984   $     32
Prudential SP Small/Mid Cap Value Portfolio ..............................       15   $0.97015 to $1.04214   $     15
Prudential SP INVESCO Small Company Growth Portfolio .....................        1   $0.97681 to $0.97681   $      1
Janus Aspen Aggressive Growth Portfolio-Service Shares ...................       58   $0.46024 to $0.46024   $     27
Janus Aspen Balanced Portfolio-Service Shares ............................       42   $0.93075 to $0.93075   $     40
Prudential SP PIMCO Total Return Portfolio ...............................       30   $1.02645 to $1.12277   $     31
Prudential SP PIMCO High Yield Portfolio .................................       10   $1.01365 to $1.01611   $     10
Janus Aspen Series Growth Portfolio-Service Shares August 6, 2001 ........        1   $0.88873 to $0.88873   $      1
Prudential SP Large Cap Value Portfolio August 6, 2001 ...................        1   $0.95177 to $0.95177   $      1
Prudential SP AIM Core Equity Portfolio August 6, 2001 ...................        1   $0.91988 to $0.91988   $      1
Prudential SP MFS Capital Opportunities Portfolio February 12, 2001 ......        1   $0.81172 to $0.81172   $      0
Prudential SP Strategic Partners Focused Growth Portfolio August 6, 2001 .        2   $0.92854 to $0.92854   $      2
Prudential SP Mid Cap Growth Portfolio February 12, 2001 .................        6   $0.87586 to $0.94666   $      6
SP Prudential U.S. Emerging Growth Portfolio February 12, 2001 ...........       14   $0.89289 to $0.92649   $     13
Prudential SP AIM Aggressive Growth Portfolio February 12, 2001 ..........        0   $0.87641 to $0.87641   $      0
Prudential SP Alliance Technology Portfolio February 12, 2001 ............        2   $0.86466 to $0.86466   $      1
Prudential SP Conservative Asset Allocation Portfolio August 6, 2001 .....        0   $1.00256 to $1.00256   $      0
Prudential SP Balanced Asset Allocation Portfolio August 6, 2001 .........        0   $0.98498 to $0.98498   $      0
Prudential SP Growth Asset Allocation Portfolio August 6, 2001 ...........        1   $0.96529 to $0.96529   $      1
Prudential SP Jennison International Growth Portfolio August 6, 2001 .....       12   $0.89755 to $0.89989   $     11
Prudential SP Deutsche International Equity Portfolio February 12, 2001 ..        6   $0.83687 to $0.91304   $      5
Janus Aspen International Growth Portfolio-Service Shares ................       36   $0.68406 to $0.68406   $     25



           FOR THE YEAR ENDED DECEMBER 31, 2001
 ---------------------------------------------------------
  INVESTMENT        EXPENSE RATIO        TOTAL RETURN
 INCOME RATIO*   LOWEST TO HIGHEST**  LOWEST TO HIGHEST***
 -------------   -------------------  --------------------

     4.04%          0.20% to 0.90%       3.17% to 3.88%
     6.10%          0.25% to 0.90%       6.22% to 6.38%
     0.83%          0.25% to 0.90%     -11.97% to -11.62%
     3.75%          0.35% to 0.90%      -6.52% to -6.01%
     3.40%          0.40% to 0.90%      -2.88% to -2.41%
    12.05%          0.25% to 0.90%      -1.30% to -1.03%
     1.08%          0.20% to 0.90%     -12.83% to -12.23%
     1.57%          0.60% to 0.90%      -2.95% to -2.66%
     2.94%          0.60% to 0.60%     -10.62% to -10.62%
     0.35%          0.25% to 0.90%     -18.34% to -18.10%
     6.06%          0.60% to 0.60%       7.42% to 7.42%
     0.16%          0.25% to 0.90%     -18.97% to -18.73%
     0.51%          0.60% to 0.60%       4.92% to 4.92%
     2.32%          0.90% to 0.90%     -22.91% to -22.91%
     0.13%          0.20% to 0.90%     -12.74% to -12.74%
     0.08%          0.90% to 0.90%     -25.41% to -25.41%
     0.00%          0.20% to 0.90%     -34.07% to -34.07%
     0.00%          0.90% to 0.90%       3.68% to 3.68%
     0.45%          0.20% to 0.90%     -16.00% to -16.00%
     0.00%          0.25% to 0.90%      -8.20% to -8.20%
     0.48%          0.25% to 0.90%      -6.12% to -6.12%
     1.19%          0.25% to 0.90%       3.84% to 3.84%
     0.00%          0.25% to 0.25%      -1.90% to -1.90%
     0.00%          0.20% to 0.20%     -17.80% to -17.80%
     2.80%          0.20% to 0.20%      -1.48% to -1.48%
     4.10%          0.20% to 0.90%       8.40% to 8.40%
    10.70%          0.25% to 0.90%       1.27% to 1.51%
     0.00%          0.25% to 0.25%     -10.24% to -10.24%
     0.06%          0.25% to 0.25%      -4.05% to -4.05%
     0.00%          0.25% to 0.25%      -6.82% to -6.82%
     0.77%          0.25% to 0.25%     -19.57% to -19.57%
     0.00%          0.25% to 0.25%      -6.11% to -6.11%
     0.00%          0.25% to 0.90      -12.01% to -12.01%
     0.00%          0.25% to 0.90%     -11.06% to -11.06%
     0.00%          0.25% to 0.25%     -11.64% to -11.64%
     0.00%          0.25% to 0.25%     -14.83% to -14.83%
     8.40%          0.25% to 0.25%       0.66% to 0.66%
     0.00%          0.25% to 0.25%      -0.93% to -0.97%
     0.00%          0.25% to 0.25%      -2.79% to -2.79%
     0.00%          0.25% to 0.90%      -9.34% to -9.11%
     0.00%          0.25% to 0.90%     -16.41% to -16.41%
     1.11%          0.20% to 0.20%      -9.43% to -9.43%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, net of reimbursement of excess expenses, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the years ended December 31, 2002 and 2001, or from the effective date of the subaccount through the end of the reporting period. Investment options with a date notation indicate the effective date of that investment option in the Account. Product designs within a subaccount with an effective date later than the beginning of the period were excluded from the range of total returns.


                                       A25

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Contract Owners of the
Pruco Life of New Jersey Variable Appreciable Account and the Board of Directors of Pruco Life of New Jersey Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Variable Appreciable Life Subaccounts, as listed in Note 1 to such financial statements, of Pruco Life of New Jersey Variable Appreciable Account at December 31,2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Pruco Life of New Jersey Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002 with the transfer agents of the investee mutual funds, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
New York, New York
March 31, 2003


                                       A26

Pruco Life Insurance Company of New Jersey

Statements of Financial Position
December 31, 2002 and 2001 (in thousands)

----------------------------------------------------------------------------------------

                                                                2002            2001
                                                             -----------     -----------
ASSETS
Fixed maturities available for sale, at fair value
   (amortized cost, 2002: $525,866; and 2001: $478,996)       $  553,901       $ 490,734
Policy loans                                                     158,431         158,754
Short-term investments                                            30,158          32,983
Other long-term investments                                        3,561           2,614
                                                             -----------     -----------
   Total investments                                             746,051         685,085
Cash and cash equivalents                                         61,482          58,212
Deferred policy acquisition costs                                137,053         118,975
Accrued investment income                                         11,291          10,399
Receivables from affiliates                                       24,686          17,270
Other assets                                                      11,644           3,919
Separate account assets                                        1,590,335       1,631,113
                                                             -----------     -----------
TOTAL ASSETS                                                 $ 2,582,542     $ 2,524,973
                                                             ===========     ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                               $  529,333       $ 457,172
Future policy benefits and other policyholder liabilities        134,208         119,400
Cash collateral for loaned securities                             25,035          36,092
Securities sold under agreements to repurchase                    31,713          18,514
Income taxes payable                                              33,646          36,012
Other liabilities                                                  9,562          19,298
Separate account liabilities                                   1,590,335       1,631,113
                                                             -----------     -----------
Total liabilities                                              2,353,832       2,317,601
                                                             -----------     -----------

Contingencies - (See Footnote 11)

Stockholder's Equity
Common stock, $5 par value;
   400,000 shares authorized;
   issued and outstanding at
   December 31, 2002 and 2001                                      2,000           2,000
Paid-in-capital                                                  128,689         128,689
Retained earnings                                                 88,326          72,959
Accumulated other comprehensive income                             9,695           3,724
                                                             -----------     -----------
Total stockholder's equity                                       228,710         207,372
                                                             -----------     -----------
TOTAL LIABILITIES AND
    STOCKHOLDER'S EQUITY                                     $ 2,582,542     $ 2,524,973
                                                             ===========     ===========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Operations and Comprehensive Income
Years Ended December 31, 2002, 2001 and 2000 (in thousands)

-----------------------------------------------------------------------------------------------------

                                                           2002             2001              2000
                                                         ---------        ---------         ---------
REVENUES

Premiums                                                 $  28,321        $  16,284         $   5,717
Policy charges and fee income                               70,444           49,808            55,231
Net investment income                                       44,812           55,981            54,524
Realized investment losses, net                            (14,204)          (9,630)           (1,045)
Asset management fees                                        1,264              613             8,467
Other income                                                 1,709              646               331
                                                         ---------        ---------         ---------
Total revenues                                             132,346          113,702           123,225
                                                         ---------        ---------         ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                     45,543           33,148            28,201
Interest credited to policyholders' account balances        20,449           20,503            19,326
General, administrative and other expenses                  56,145           37,954            39,415
                                                         ---------        ---------         ---------
Total benefits and expenses                                122,137           91,605            86,942
                                                         ---------        ---------         ---------
Income from operations before income taxes                  10,209           22,097            36,283
                                                         ---------        ---------         ---------

Income taxes:
Current                                                     (8,717)          (3,603)           15,365
Deferred                                                     3,558           10,107            (2,666)
                                                         ---------        ---------         ---------
Income tax (benefit) expense                                (5,159)           6,504            12,699
                                                         ---------        ---------         ---------

NET INCOME                                                  15,368           15,593            23,584

Other comprehensive income, net of tax:

    Unrealized gains on securities, net of
    reclassification adjustment                              5,971            4,487             5,325
                                                         ---------        ---------         ---------
TOTAL COMPREHENSIVE INCOME                               $  21,339        $  20,080         $  28,909
                                                         =========        =========         =========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of  Stockholder's Equity
Years Ended December 31, 2002, 2001 and 2000 (in thousands)

--------------------------------------------------------------------------------------------------------

                                                                             Accumulated
                                                                                other          Total
                                    Common     Paid - in -      Retained    comprehensive  stockholder's
                                    stock        capital        earnings    income (loss)      equity
                                    ------     -----------      --------    -------------  -------------
Balance, January 1, 2000           $  2,000     $ 125,000       $ 230,057    $   (6,088)     $ 350,969

   Net income                             -             -          23,584             -         23,584
   Contribution                           -         3,689               -             -          3,689
   Change in net unrealized
   investment losses, net of
   reclassification and taxes             -             -               -         5,325          5,325
                                   --------     ---------       ---------    ----------      ---------
Balance, December 31, 2000            2,000       128,689         253,641          (763)       383,567

   Net income                             -             -          15,593             -         15,593
   Dividend to parent                     -             -        (186,000)            -       (186,000)
   Policy credits issued to
   eligible policyholders                 -             -        (10,275)             -        (10,275)
   Change in net unrealized
   investment losses, net of
   reclassification and taxes             -             -               -         4,487          4,487
                                   --------     ---------       ---------    ----------      ---------
Balance, December 31, 2001            2,000       128,689          72,959         3,724        207,372

   Net income                             -             -          15,368             -         15,368
   Adjustments to policy
   credits issued to eligible
   policyholders                          -             -              (1)            -             (1)
   Change in net unrealized
   investment gains, net of
   reclassification and taxes             -             -               -         5,971          5,971
                                   --------     ---------       ---------    ----------      ---------
Balance, December 31, 2002         $  2,000     $ 128,689       $  88,326    $    9,695      $ 228,710
                                   ========     =========       =========    ==========      =========

                        See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Statements of Cash Flows
Years Ended December 31, 2002, 2001 and 2000 (in thousands)

------------------------------------------------------------------------------------------------------------------

                                                                             2002           2001           2000
                                                                          ----------     ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                             $   15,368     $  15,593       $  23,584
   Adjustments to reconcile net income to net cash from (used in)
      operating activities:
      Policy charges and fee income                                          (12,057)       (9,906)         (9,881)
      Interest credited to policyholders' account balances                    20,449        20,503          19,326
      Realized investment losses, net                                         14,204         9,630           1,045
      Amortization and other non-cash items                                   (7,651)      (10,883)         (9,254)
      Change in:
        Future policy benefits and other policyholders'                       14,808        11,182           3,468
        liabilities
        Accrued investment income                                               (892)        3,382          (1,289)
        Policy loans                                                             323        (6,643)         (8,296)
        Receivable from affiliates                                            (7,416)        4,995          (2,345)
        Deferred policy acquisition costs                                    (18,078)       (2,322)         12,531
        Income taxes payable                                                  (2,366)        6,099           2,084
        Other, net                                                            (8,341)       (2,244)          1,869
                                                                          ----------     ---------       ---------
Cash flows from operating activities                                           8,351        39,386          32,842
                                                                          ----------     ---------       ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
        Available for sale                                                   271,401       552,931         396,117
   Payments for the purchase of:
      Fixed maturities:
        Available for sale                                                  (331,512)     (577,097)       (411,579)
   Other long term investments, net                                           (2,458)          963          (1,058)
   Cash collateral for loaned securities, net                                (11,057)      (12,217)         30,409
   Securities sold under agreements to repurchase, net                        13,199         8,760           9,754
   Short term investments, net                                                 2,822        (4,224)        (28,756)
                                                                          ----------     ---------       ---------
Cash flows used in investing activities                                      (57,605)      (30,884)         (5,113)
                                                                          ----------     ---------       ---------
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
   Policyholders' account balances:
      Deposits                                                               135,163        87,261         170,978
      Withdrawals                                                            (73,518)      (76,288)       (161,060)
     Cash dividend paid to parent                                                  -       (26,500)              -
     Cash payments to eligible policyholders                                  (9,121)            -               -
                                                                          ----------     ---------       ---------
Cash flows from (used in) financing activities                                52,524       (15,527)          9,918
                                                                          ----------     ---------       ---------

Net increase (decrease) in cash and cash equivalents                           3,270        (7,025)         37,647
Cash and cash equivalents, beginning of year                                  58,212        65,237          27,590
                                                                          ----------     ---------       ---------
CASH AND CASH EQUIVALENTS, END OF YEAR                                    $   61,482     $  58,212       $  65,237
                                                                          ==========     =========       =========

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid                                                     $      565     $   2,930       $  13,421
                                                                          ----------     ---------       ---------
NON-CASH TRANSACTIONS DURING THE YEAR
   Dividend paid with fixed maturities                                    $        -     $ 159,500       $       -
                                                                          ----------     ---------       ---------
   Policy credits issued to eligible policyholders                        $        -     $  10,275       $       -
                                                                          ----------     ---------       ---------
   Contribution from parent                                               $        -     $       -       $   3,689
                                                                          ----------     ---------       ---------

                     See Notes to Financial Statements

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS

Pruco Life Insurance Company of New Jersey ("the Company") is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. The Company is licensed to sell interest-sensitive individual life insurance, variable life insurance, term insurance, variable annuities, and fixed annuities ("the Contracts") only in the states of New Jersey and New York.

The Company is a wholly owned subsidiary of Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company organized in 1971 under the laws of the state of Arizona. Pruco Life, in turn, is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The demutualization was completed in accordance with Prudential Insurance's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products and individual annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Footnote 12. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)", net of income taxes.

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short term, approximates fair value.

Other long-term investments consist of the Company's investments in the Company's own separate accounts, which are carried at estimated fair value.

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following:
(1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

Cash and cash equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Policy Acquisition Costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive (loss) income."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized DAC is reflected in "General, administrative and other expenses" in the period such estimated gross profits are revised. DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Securities loaned
Securities loaned are treated as collateralized financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as collateralized financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate account assets and liabilities
Separate account assets and liabilities are reported at estimated fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Statements of Operations and comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life of New Jersey Modified Guaranteed Annuity Account. The Pruco Life of New Jersey Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life of New Jersey Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Other assets and other liabilities
Other assets consist primarily of prepaid expenses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Insurance Revenue and Expense Recognition
Premiums from insurance policies, excluding interest-sensitive life contracts, are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life, individual annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees
Through December 31, 2000, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's separate account products (refer to Note 13). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of FAS 133, the Company reclassified "held to maturity" securities with a fair value of approximately $7.3 million to "available for sale" as permitted by the new standard. This reclassification resulted in unrealized gains of $0.2 million, net of tax, which were recorded in "Accumulated Other Comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Futures are the only derivative financial instruments used by the Company. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets. Additionally, derivatives are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge),
(4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2002, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position. Changes in fair value are included in "Realized investment losses net" without considering changes in fair value of the hedged assets or liabilities.

Income Taxes
The Company is a member of the consolidated federal income tax return of Prudential Financial and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. As of December 31, 2002, the Company does not have any goodwill or intangible assets.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when a liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees upon issuance. FIN No. 45 is applicable to guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position. The Company did not have any guarantees to disclose in accordance with the disclosure requirements of the Interpretation.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses or the right to receive the entity's expected residual returns); or (2) lacks sufficient equity to finance its own activities without financial support provided by other parties, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. For VIEs with which an entity became involved in prior to February 1, 2003, the consolidation guidance is required to be implemented by July 1, 2003. Accordingly, the Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS

Fixed Maturities
The following tables provide additional information relating to fixed maturities as of December 31:

                                                                                    2002
                                                            -------------------------------------------------------
                                                                             Gross           Gross        Estimated
                                                            Amortized      unrealized     unrealized         fair
                                                              cost           gains          losses          value
                                                            ---------      ----------     -----------     ---------
                                                                                (in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
U.S. Government corporations and agencies                    $ 42,149       $  1,222        $      -       $ 43,371

Foreign government bonds                                        4,027            280               -          4,307

Corporate securities                                          464,235         29,148           2,957        490,426

Mortgage-backed securities                                     15,455            342               -         15,797
                                                             --------       --------        --------      ---------

Total fixed maturities available for sale                    $525,866       $ 30,992        $  2,957      $ 553,901
                                                             ========       ========        ========      =========

                                                                                    2001
                                                            -------------------------------------------------------
                                                                             Gross           Gross        Estimated
                                                            Amortized      unrealized     unrealized         fair
                                                              cost           gains          losses          value
                                                            ---------      ----------     -----------     ---------
                                                                                (in thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
U.S. Government corporations and agencies                    $ 19,136       $    241        $     99      $  19,278

Foreign government bonds                                        4,029            259               -          4,288

Corporate securities                                          455,150         15,772           4,431        466,491

Mortgage-backed securities                                        681              -               4            677
                                                             --------       --------        --------      ---------

Total fixed maturities available for sale                    $478,996       $ 16,272        $  4,534      $ 490,734
                                                             ========       ========        ========      =========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2002, is shown below:

                                                   Available for Sale
                                           -----------------------------------
                                              Amortized      Estimated fair
                                                cost              value
                                           -----------------------------------
                                                     (in thousands)

Due in one year or less                        $  43,397         $   43,902

Due after one year through five years            225,800            238,111

Due after five years through ten years           199,495            212,196

Due after ten years                               41,719             43,895

Mortgage-backed securities                        15,455             15,797
                                               ---------         ----------

Total                                          $ 525,866         $  553,901
                                               =========         ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2002, 2001, and 2000 were $262.4 million, $552.4 million, and $354.4 million, respectively. Gross gains of $4.9 million, $10.1 million, and $2.2 million, and gross losses of $8.5 million, $10.1 million, and $5.2 million were realized on those sales during 2002, 2001, and 2000, respectively. Proceeds from maturities of fixed maturities available for sale during 2002, 2001, and 2000 were $9.0 million, $0.5 million, and $41.7 million, respectively.

Due to the adoption of FAS 133, "Accounting for Derivative Instruments and Hedging Activities", on January 1, 2001, the entire portfolio of fixed maturities classified as held to maturity were transferred to the available for sale category. During the year ended December 31, 2000, there were no securities classified as held to maturity that were sold.

Writedowns for impairments that were deemed to be other than temporary for fixed maturities were $9.0 million, $7.8 million and $1.3 million for the years 2002, 2001 and 2000, respectively.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                2002        2001          2000
                                              --------    --------      -------
                                                       (in thousands)

Fixed maturities                              $ 35,078    $  46,813    $ 43,972
Policy loans                                     8,715       8,647        8,053
Short-term investments and cash equivalents      1,852       4,496        5,126
Other                                              932        (418)       1,300
                                              --------    --------      -------
Gross investment income                         46,577      59,538       58,451
Less investment expenses                        (1,765)     (3,557)      (3,927)
                                              --------    --------      -------
Net investment income                         $ 44,812    $ 55,981     $ 54,524
                                              ========    ========     ========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Realized investment losses, net, including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                           2002           2001        2000
                                         --------       --------    -------
                                                     (in thousands)

Fixed maturities                         $  (12,690)   $ (7,807)   $  (4,324)
Derivatives                                  (1,513)     (1,823)       2,924
Other                                            (1)          -          355
                                         ----------    --------    ---------
Realized investment losses, net          $  (14,204)   $ (9,630)   $  (1,045)
                                         ==========    ========    =========


Securities Pledged, Restricted Assets and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2002 and 2001, the carrying values of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $56.6 million and $54.8 million, respectively.

Fixed maturities of $0.5 million at December 31, 2002 and 2001 were on deposit with governmental authorities or trustees as required by certain insurance laws.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains on fixed maturities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "net income" for a period that also had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                                              Accumulated other
                                                                                                                comprehensive
                                                                                                                income (loss)
                                                                    Deferred                    Deferred       related to net
                                                    Unrealized       policy    Policyholders'  income tax        unrealized
                                                  gains (losses)  acquisition     account      (liability)       investment
                                                  on investments     costs        balances       benefit       gains (losses)
                                                  --------------  -----------  --------------  -----------    -----------------
                                                                               (in thousands)
Balance, December 31, 1999                         $  (18,951)     $  11,136     $  (1,512)    $   3,239         $  (6,088)

   Net investment gains on investments
    arising during the period                          12,620              -             -        (4,454)            8,166

   Reclassification adjustment for losses
    included in net income                              4,324              -             -        (1,526)            2,798

   Impact of net unrealized investment
    gains on deferred policy acquisition costs              -        (10,161)            -         3,658            (6,503)

   Impact of net unrealized investment
    gains on policyholders' account balances                -              -         1,350          (486)              864
                                                   ----------      ---------      --------     ---------         ---------
Balance, December 31, 2000                             (2,007)           975          (162)          431              (763)

   Net investment gains on investments
    arising during the period                           5,938              -             -        (2,138)            3,800

   Reclassification adjustment for losses
    included in net income                              7,807              -             -        (2,810)            4,997

   Impact of net unrealized investment
    gains on deferred policy acquisition costs              -         (8,109)            -         2,919            (5,190)

   Impact of net unrealized investment
    gains  on policyholders' account balances               -              -         1,376          (496)              880
                                                   ----------      ---------      --------     ---------         ---------

Balance, December 31, 2001                             11,738         (7,134)        1,214        (2,094)            3,724
   Net investment gains on investments
    arising during the period                           3,607              -             -        (1,299)            2,308

   Reclassification adjustment for losses
    included in net income                             12,690              -             -        (4,568)            8,122

   Impact of net unrealized investment
    gains on deferred policy acquisition costs              -         (9,128)            -         3,286            (5,842)

   Impact of net unrealized investment
    gains on policyholders' account balances                -              -         2,161          (778)            1,383
                                                   ----------      ---------      --------     ---------         ---------
Balance, December 31, 2002                         $   28,035      $(16,262)     $   3,375     $  (5,453)        $   9,695
                                                   ==========      =========     =========     =========         =========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

4. DEFERRED POLICY ACQUISITION COSTS

The balance of and changes in deferred policy acquisition costs for the year ended December 31, are as follows:

                                                                 2002              2001              2000
                                                               -------            ------            ------
                                                                               (in thousands)
Balance, beginning of year                                    $ 118,975          $  116,653       $ 129,184
Capitalization of commissions, sales and issue expenses          51,974              25,953          10,638
Amortization
                                                                (24,768)            (15,522)        (13,008)
Change in unrealized investment (gains) losses
                                                                 (9,128)             (8,109)        (10,161)
                                                              ---------          ----------        --------
Balance, end of year                                          $ 137,053          $  118,975       $ 116,653
                                                              =========          ==========       =========

5. POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                            2002               2001
                                           ------             ------
                                                 (in thousands)

Life insurance                            $ 129,607        $  114,698
Annuities                                     4,601             4,702
                                          ---------        ----------
Total future policy benefits              $ 134,208        $  119,400
                                          =========        ==========

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates, which range from 2.50% to 7.25%.

Future policy benefits for individual annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 6.25% to 8.75%, with less than 15% of the reserves based on an interest rate in excess of 8%.

Policyholders' account balances at December 31 are as follows:

                                            2002               2001
                                           ------             ------
                                                 (in thousands)

Interest-sensitive life contracts         $ 367,832         $ 345,344
Individual annuities                        161,501           111,828
                                          ---------         ---------
Total policyholders' account balances     $ 529,333         $ 457,172
                                          =========         =========

Policyholders' account balances for interest-sensitive life and individual annuities represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 4.00% to 6.75% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 3.00% to 15.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE

The Company participates in reinsurance, with Prudential Insurance and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Statement of Operations and Comprehensive Income for the years ended December 31 are below.

                                                          2002              2001             2000
                                                         ------            ------           ------
                                                                       (in thousands)
Direct premiums and policy charges and fee income       $ 104,180          $ 68,889         $ 61,412
     Reinsurance ceded                                     (5,415)           (2,797)            (464)
                                                        ---------          --------         --------
Premiums and policy charges and fee income              $  98,765          $ 66,092         $ 60,948

Policyholders' benefits ceded                           $  12,929          $    762         $    110


Reinsurance ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in "Other assets" in the Company's Statements of Financial Position, at December 31, 2002 and 2001 were $8.2 million and $2.4 million, respectively.

The gross and net amounts of life insurance in force at December 31, were as follows:

                                                          2002              2001             2000
                                                         ------            ------           ------
                                                                       (in thousands)
     Life insurance face amount in force             $ 21,119,708       $  11,071,045     $7,874,501
     Ceded to other companies                          (9,866,510)         (3,697,344)      (673,474)
                                                     ------------       -------------     ----------
     Net amount of life insurance in force           $ 11,253,198       $   7,373,701     $7,201,027
                                                     ============       =============     ==========

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:

                                               2002              2001             2000
                                              ------            ------           ------
                                                            (in thousands)
Current tax (benefit) expense:
   U.S.                                     $  (8,975)        $  (3,756)       $  15,365
   State and local                                258               153                -
                                            ---------         ---------        ---------
   Total                                       (8,717)           (3,603)          15,365
                                            ---------         ---------        ---------


Deferred tax expense (benefit):
   U.S.                                         3,918            10,019           (3,211)
   State and local                               (360)               88              545
                                            ---------         ---------        ---------
   Total                                        3,558            10,107           (2,666)
                                            ---------         ---------        ---------
Total income tax (benefit) expense          $  (5,159)        $   6,504        $  12,699
                                            =========         =========        =========

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                               2002              2001             2000
                                              ------            ------           ------
                                                            (in thousands)
Expected federal income tax expense         $   3,573         $   7,734        $  12,699
State and local income taxes                      (66)              157              354
Non taxable investment income                  (8,505)           (1,558)            (843)
Other                                            (161)              171              489
                                            ---------         ---------        ---------
Total income tax (benefit) expense          $  (5,159)        $   6,504        $  12,699
                                            =========         =========        =========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                              2002             2001
                                             ------           ------
                                                 (in thousands)
Deferred tax assets
   Insurance reserves                       $  2,124         $  7,331
   Net operating loss                          1,938               64
   Investments                                 4,180            1,061
                                            --------         --------
   Deferred tax assets                         8,242            8,456
                                            --------         --------

Deferred tax liabilities
   Deferred acquisition costs                 35,778           35,233
   Net unrealized gains on securities         10,093            4,226
   Other                                       2,189            1,899
                                            --------         --------
   Deferred tax liabilities                   48,060           41,358
                                            --------         --------

Net deferred tax liability                  $ 39,818         $ 32,902
                                            ========         ========

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 the Company had $4.6 million of federal and state capital loss carryforwards for tax purposes, which expire by 2007. At December 31, 2002 and 2001, the Company had state operating loss carryforwards for tax purposes of $17 million and $4 million, which expire by 2017 and 2016, respectively.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992 as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(45.0) million, $(12.1) million, and $21.3 million for the years ended December 31, 2002, 2001, and 2000, respectively. Statutory surplus of the Company amounted to $63.8 million and $111.5 million at December 31, 2002 and 2001, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $7 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to New Jersey law. The maximum amount of dividends, which can be paid by State of New Jersey insurance companies to shareholders without prior approval of the Insurance Commissioner, is subject to N.J.S.A.17:27A-4.c(2)(b). Based on 2002 earnings, there is no capacity to pay a dividend without prior approval in 2003.

The Company received approval from the New Jersey Commissioner of Insurance to pay an extraordinary dividend to Pruco Life in 2001 of $186 million.

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimates of fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities
Estimated fair values for fixed maturities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
See note 10 for disclosure of fair value on these instruments.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

9. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                              2002                                     2001
                                               ----------------------------------    -----------------------------------
                                                     Carrying         Estimated            Carrying         Estimated
                                                      value          fair value              value         fair value
                                               ---------------- -----------------    ----------------- -----------------
                                                                            (in thousands)
Financial assets:
   Fixed maturities available for sale            $  553,901        $  553,901           $  490,734        $  490,734
   Policy loans                                      158,431           185,715              158,754           169,701
   Short-term investments                             30,158            30,158               32,983            32,983
   Cash and cash equivalents                          61,482            61,482               58,212            58,212
   Separate accounts assets                        1,590,335         1,590,335            1,631,113         1,631,113

Financial liabilities:
   Investment contracts                           $  178,086        $  178,086           $  117,694        $  117,694
   Cash collateral for loaned securities              25,035            25,035               36,092            36,092
   Securities sold under agreements
       to repurchase                                  31,713            31,713               18,514            18,514
   Separate accounts liabilities                   1,590,335         1,590,335            1,631,113         1,631,113

10. DERIVATIVE AND OFF-BALANC E SHEET CREDIT-RELATED INSTRUMENTS

Futures
Exchange-traded treasury futures are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets. As an example, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures are used to manage duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to modify existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline that selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

The notional and fair value of futures contracts was $12.4 million and $.4 million at December 31, 2002, respectively. The notional and fair value of futures contracts was $37.0 million and $.03 million at December 31, 2001, respectively.

Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

11. CONTINGENCIES AND LITIGATION

Contingencies
On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation
The Company and Prudential Insurance are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential Insurance and that are typical of the businesses in which the Company and Prudential Insurance operate. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company and Prudential Insurance have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company and Prudential Insurance have resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential Insurance has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

12. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, agency distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company and Prudential Insurance operate under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance.

The Company is allocated estimated distribution expenses from Prudential Insurance's agency distribution network for both its domestic life and annuity products. The Company has capitalized certain of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, the Company and Prudential Insurance agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

Pruco Life Insurance Company of New Jersey

Notes to Financial Statements
--------------------------------------------------------------------------------

12. RELATED PARTY TRANSACTIONS (Continued)

In accordance with a profit sharing agreement with Prudential Insurance that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These expenses are a component of general, administrative and other expenses.

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential Insurance, and has appointed another subsidiary of Prudential Insurance as the fund manager for PSF. The change was approved by the shareholders of the PSFI during early 2001 and effective January 1, 2001, the Company will no longer receives fees associated with the PSF. In addition, the Company will no longer incur the asset management expense from PGAM and Jennison associated with the PSF.

Corporate Owned Life Insurance
The Company has sold two Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The cash surrender value included in separate accounts was $359.6 million and $165.7 million at December 31, 2002 and December 31, 2001, respectively. The second policy was issued in December 2002 and has a cash surrender value of $180.8 million at December 31, 2002. Income earned for the year on this policy is $7.1 million consisting of $12.0 million in policy fees offset by $2.4 million in reserves and $2.5 million in DAC amortization.

Reinsurance with Affiliates
The Company currently has a reinsurance agreement in place with Prudential Insurance ("the reinsurer"). The reinsurance agreement is a yearly renewable term agreement in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

Affiliated premiums ceded from these life reinsurance agreements for the periods ended December 31, 2002, 2001, and 2000 were $.5 million, $.3 million, and $0 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2002, 2001, and 2000 from these life reinsurance agreements are $7.5 million in 2002, and $0 in 2001 and 2000.

Debt Agreements
The Company and its parent, Pruco Life, have a revolving line of credit facility of up to $700 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility for the Company and its parent cannot be more than $700 million. There is no outstanding debt relating to this credit facility as of December 31, 2002 or December 31, 2001.

                        Report of Independent Accountants



To the Board of Directors and Stockholder of Pruco Life Insurance Company of New Jersey

In our opinion, the financial statements listed in the accompanying index present fairly, in all material aspects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

New York, New York
February 11, 2003

                                    PART C:

                               OTHER INFORMATION

Item 27. EXHIBITS

      Exhibit Number                      Description of Exhibit

      (a)   Board of Directors Resolution:

            (i) Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 4)

      (b)   Not Applicable.

      (c)   Underwriting Contracts:

            (i) Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance Company of New Jersey. (Note 4)

            (ii) Proposed form of Agreement between Pruco Securities Corporation and independent brokers with respect to the Sale of the Contracts. (Note 4)

            (iii)       Schedule of Sales Commissions. (Note 4)

      (d)   Contracts:

            (i)         Variable Appreciable Life Insurance Contract. (Note 4)

            (ii)        With fixed Death Benefit (Note 4)

            (ii)        With Variable Death Benefit (Note 4)

            (iii)       Revised Contract with fixed death benefit. (Note 4)

            (iv)        Revised Contract with variable death benefit (Note 4)

            (v)         Rider for Insured's Waiver of Premium Benefit. (Note 4)

            (vi)        Rider for Applicant's Waiver of Premium Benefit. (Note
                        4)

            (vii)       Rider for Insured's Accidental Death Benefit. (Note 4)

            (viii) Rider for Level Term Insurance Benefit on Life of Insured. (Note 4)

            (ix) Rider for Decreasing Term Insurance Benefit on Life of Insured. (Note 4)

            (x)         Rider for Interim Term Insurance Benefit. (Note 4)

            (xi) Rider for Option to Purchase Additional Insurance on Life of Insured. (Note 4)

            (xii) Rider for Decreasing Term Insurance on Life of Insured Spouse. (Note 4)

            (xiii)      Rider for Level Term Insurance on Dependent Children.
                        (Note 4)

            (xiv) Rider for Level Term Insurance on Dependent Children-from Term Conversions. (Note 4)

            (xv) Rider for Level Term Insurance on Dependent Children-from Term Conversions or Attained Age Change. (Note 4)

            (xvi)       Rider for Coverage on Other Insured. (Note 4)

            (xvii)      Rider defining Insured Spouse. (Note 4)

            (xviii) Rider covering lack of Evidence of Insurability on a Child. (Note 2)

            (xix)       Rider modifying Waiver of Premium. (Note 2)

            (xx)        Rider to terminate a Supplementary Benefit. (Note 4)

            (xxi) Rider providing for election of Variable Reduced Paid-up Insurance. (Note 4)

            (xxii)      Rider to provide for exclusion of Aviation Risk. (Note
                        4)

            (xxiii) Rider to provide for exclusion of Military Aviation Risk. (Note 4)

            (xxiv)      Rider to provide for exclusion of War Risk. (Note 4)

            (xxv)       Endorsement for conversion of a Dependent Child. (Note
                        4)

            (xxvi) Endorsement for Contractual Conversion of a Term Policy. (Note 4)

            (xxvii) Endorsement for conversion of Level Term Insurance Benefit on a Child. (Note 2)

            (xxviii) Endorsement providing for Variable Loan Interest Rate. (Note 4)

            (xxix)      Endorsement for Increase in Face Amount. (Note 4)

            (xxx) Supplementary Monthly Renewable Non-Convertible One Month Term Insurance

                        (a) for use in New Jersey with fixed death benefit Contract. (Note 4)

                        (b) for use in New Jersey with variable death benefit Contract. (Note 4)

                        (c) for use in New York with fixed death benefit Contract. (Note 4)

                        (d) for use in New York with variable death benefit Contract. (Note 4)

            (xxxi) Rider for Term Insurance Benefit on Life of Insured-Decreasing Amount After Three Years. (Note 4)

            (xxxii) New Jersey Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 4)

            (xxxiii) New York Rider for Term Insurance Benefit on Life of Insured Spouse-Decreasing Amount After Three Years. (Note 4)

            (xxxiv) Endorsement for Contracts issued in connection with tax-qualified pension plans. (Note 4)

            (xxxv)      Appreciable Plus Rider

                        (a)   for use in New Jersey. (Note 4)

                        (b)   for use in New York. (Note 4)

            (xxxvi)     Living Needs Benefit Rider for use in New Jersey. (Note
                        2)

            (xxxvii)    Living Needs Benefit Rider for use in New York. (Note 2)

      (e)   Application:

            (i) Application Form for Variable Appreciable Life Insurance Contract. (Note 4)

            (ii) Supplement to the Application for Variable Appreciable Life Insurance Contract. (Note 4)

            (iii) New Jersey Application Form for Variable Appreciable Life Insurance Contract. (Note 2)

            (iv) New York Application Form for Variable Appreciable Life Insurance Contract. (Note 4)

            (v) Revised New York Application Form for Variable Appreciable Life Insurance Contract. (Note 2)

      (f)   Depositor's Certificate of Incorporation and By-Laws:

            (i) Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note
                        4)

            (ii) Certificateof Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 5)

            (iii) By-laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 3)

      (g)   Not applicable.

      (h)   None.

      (i)   Administrative contracts:


            (i) Service Agreement between Prudential and First Tennessee Bank National Association. (Note 7)


      (j)   Not Applicable.

      (k) Opinion and Consent of Clifford E. Kirsch, Esq., as to the legality of the securities being registered. (Note 1)


      (l) Opinion of Pamela A. Schiz, FSA, MAAA, as to actuarial matters pertaining to the representation of the illustrations and the Depositor's administration procedures. (Note 1)


      (m)   Calculation. (Note 1)

      (n)   Not Applicable.

      (o)   None.

      (p)   Not Applicable

      (q) Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-2(b) (12)(ii) and method for computing cash adjustment upon exercise of right to exchange for fixed benefit insurance pursuant to Rule 6e-2(b)(13)(v)(B). (Note 6)

----------

(Note 1)    Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 24 to Form S-6, Registration No. 2-81243, filed April 29, 1997 on behalf of the Pruco Life of New Jersey Variable Insurance Account.

(Note 3) Incorporated by reference to Form S-6, Registration No. 333-85117, filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 26 to this Registration Statement, filed April 28, 1997.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed April 19, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 29 to this Registration Statement, filed April 29, 1999.


(Note 7) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6, Registration No. 333-49334, filed April 22, 2003 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.


Item 28.   Directors and Major Officers of Pruco Life of New Jersey


      The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations and principal business addresses, are shown below.

                             DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations during the past 5 years, are shown below.

                      DIRECTORS OF PRUCO LIFE OF NEW JERSEY

JAMES J. AVERY, JR., Vice Chairman and Director - President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

VIVIAN L. BANTA, Chairman, and Director - Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999: Consultant, Individual Financial Services.

RICHARD J. CARBONE, Director - Senior Vice President and Chief Financial Officer since 1997.

HELEN M. GALT, Director - Company Actuary, Prudential since 1993.

RONALD P. JOELSON, Director - Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

ANDREW J. MAKO, President - Vice President, Finance, Insurance Division since 1999; prior to 1999: Vice President, Business Performance Management Group.

DAVID R. ODENATH, JR., Director - President, Annuities, since 2003; 1999 to 2003: President, Prudential Investments; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS

SHAUN M. BYRNES, Senior Vice President - Senior Vice President, Director of Annuities, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999:
Vice President, Mutual Funds, Prudential Investments.

C. EDWARD CHAPLIN, Treasurer - Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

THOMAS F. HIGGINS, Senior Vice President - Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999: Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary - Chief Counsel, Variable Products, Prudential Law Department since 1995.

MELODY C. MCDAID, Senior Vice President - Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

ESTHER H. MILNES, Senior Vice President - Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

JAMES M. O'CONNOR, Senior Vice President and Actuary - Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

SHIRLEY H. SHAO, Senior Vice President and Chief Actuary - Vice President and Actuary, Prudential since 1996.

WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer - Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002:
Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.


Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant


      See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 036-04208 filed March 14, 2003.


Item 30. Indemnification

      The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

      New Jersey, being the state or organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey's By-law, Article V, which relates to indemnification of officers and directors, is filed as Exhibit 1.A.(6)(c) to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

      Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract was sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.

      The Contract may also have been sold through other broker-dealers authorized by Prusec and applicable law to do so.

             DIRECTORS AND OFFICERS OF PRUCO SECURITIES CORPORATION
                                   ("PRUSEC")

    Name and Principal
     Business Address                    Position and Office With Depositor
-----------------------------       --------------------------------------------
John Green (Note 1)                 Chairman of Board of Directors
Kevin B. Frawley (Note 1)           Director
James J. Avery, Jr (Note 1)         Director
John Gordon (Note 1)                President, Director, Chief Operating Officer
David R. Odenath (Note 3)           Director
John M. Howard (Note 1)             Director & Vice President
Clifford E. Kirsch (Note 1)         Chief Legal Officer Secretary
Margaret M. Deverell (Note 3)       Comptroller Chief Financial Officer
Maryanne Ryan (Note 2)              Vice President Anti-Money Laundering Officer
Patrick L. Hynes (Note 5)           Vice President
Page H. Pennell (Note 2)            Chief Compliance Officer & Vice President
Priscilla Myers (Note 1)            Vice President
Andrew Varley (Note 1)              Vice President
Michele Talafha (Note 4)            Assistant Vice President
C. Edward Chaplin (Note 2)          Treasurer
Martin Chotiner (Note 1)            Assistant Comptroller
Raymond H. Goslin (Note 1)          Assistant Comptroller
Janice Pavlou (Note 1)              Assistant Comptroller
Paul F. Blinn (Note 1)              Assistant Treasurer
Kathleen C. Hoffman (Note 2)        Assistant Treasurer
Robert Montellione (Note 1)         Assistant Treasurer
Patricia Christian (Note 2)         Assistant Secretary
Mary Jo Reich (Note 1)              Assistant Secretary
Thomas Castano (Note 1)             Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102

(Note 2) 751 Broad Street, Newark, NJ 07102

(Note 3) 100 Mulberry Street, Newark, NJ 07102

(Note 4) 199 Water Street, New York, NY 10292

(Note 5) One New York Plaza, 11th Floor, New York, NY 10292

Prusec has not received any amounts as commissions in the past three years for serving as principal underwriter of the variable life insurance policies issued by Pruco Life Insurance Company of New Jersey.

Commissions are based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium may vary from the Target Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.

Registered representatives of such other broker-dealers may be paid on a different basis than described below. Where the insured is less than 60 years of age, the representative will generally receive a commission of no more than 50% of the Scheduled Premiums for the first year, no more than 12% of the Scheduled Premiums for the second, third, and fourth years, no more than 3% of the Scheduled Premiums for the fifth through 10th years, and no more than 2% of the Scheduled Premiums thereafter. For insureds over 59 years of age, the commission will be lower. The representative may be required to return all or part of the first year commission if the Contract is not continued through the second year.

Representatives with less than three years of service may be paid on a different basis. Representatives who met certain productivity, profitability, and persistency standards with regard to the sale of the Contract may be eligible for additional compensation.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses or pay other forms of special compensation.

Item 32. Location of Accounts and Records

      The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102-2992.

      The Principal Underwriter, Pruco Securities Corporation, is located at 751 Broad Street, Newark, New Jersey 07102-3777.

      Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 33. Management Services


      Not applicable.


Item 34. Representation of Reasonableness of Fees

      Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey") represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pruco Life of New Jersey Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 30th day April, 2003.


(Seal)        Pruco Life of New Jersey Variable Appreciable Account
                                  (Registrant)

                 By: Pruco Life Insurance Company of New Jersey
                                   (Depositor)


Attest: /s/ Thomas C. Castano           By: /s/ Andrew J. Mako
        -----------------------------       ------------------------------------
        Thomas C. Castano                   Andrew J. Mako
        Assistant Secretary                 President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 33 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 30th day of April, 2003.


         Signature and Title


/s/ *
------------------------------------
Vivian L. Banta
Chairman and Director


/s/ *
------------------------------------
William J. Eckert, IV
Vice President and Chief Accounting
Officer


/s/ *
------------------------------------
James J. Avery, Jr.                     *By:  /s/ Thomas C. Castano
Director                                      ----------------------------------
                                              Thomas C. Castano
                                              (Attorney-in-Fact)
/s/ *
------------------------------------
Richard J. Carbone
Director


/s/ *
------------------------------------
Helen M. Galt
Director


/s/ *
------------------------------------
Ronald P. Joelson
Director


/s/ *
------------------------------------
David R. Odenath, Jr.
Director

                                  EXHIBIT INDEX


Opinion and Consent of Clifford E. Kirsch, Esq. As to the legality      Page C-X
of the securities being registered.

Opinion of Pamela A. Schiz, FSA, MAAA, as to actuarial matters          Page C-X
pertaining to the representation of the illustrations and the Depositor's administrative procedures.

Calculation of sample illustrations.                                    Page C-X

Consent of PricewaterhouseCoopers LLP, independent accounts.            Page C-X